                                                                                                                                                                   Registration No. 333-135528

                                                                                                                                                                   File No. 811-21923

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

     Pre-Effective Amendment No.       [ ]

     Post-Effective Amendment No. 5     [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940     [X]

     Amendment No. 8     [X]

OPPENHEIMER TRANSITION 2020 FUND

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

(303) 768-3200

(Registrant’s Telephone Number, including Area Code)

Arthur S. Gabinet, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ]     immediately upon filing pursuant to paragraph (b)
     [X]      on June 28, 2011 pursuant to paragraph (b)
     [ ]     60 days after filing pursuant to paragraph (a)(1)
     [ ]     on _______________ pursuant to paragraph (a)(1)
     [ ]     75 days after filing pursuant to paragraph (a)(2)
     [ ]     on _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer LifeCycle Funds Transition 2020 Fund

NYSE Ticker Symbols
Class A	OTWAX
Class B	OTWBX
Class C	OTWCX
Class N	OTWNX
Class Y	OTWYX

Prospectus dated June 28, 2011
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

The Fund seeks total return until 2020 (its target retirement date) and then seeks income and secondarily capital growth. The Fund is one of the Oppenheimer LifeCycle Funds, which are a group of funds designed for pursuing different retirement goals. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

Oppenheimer Transition 2020 Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective.  The Fund seeks total return until 2020 and then seeks income and secondarily capital growth. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 18 of the prospectus and in the sections "How to Buy Shares" beginning on page 95 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees	None	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.24%	0.99%	1.00%	0.50%	None
Other Expenses	0.25%	0.36%	0.31%	0.24%	0.08%
Acquired Fund Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.18%	2.04%	2.00%	1.43%	0.77%

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$689	$930	$1,190	$1,932	$689	$930	$1,190	$1,932
Class B	$709	$946	$1,309	$1,961	$209	$646	$1,109	$1,961
Class C	$305	$634	$1,088	$2,350	$205	$634	$1,088	$2,350
Class N	$247	$456	$787	$1,725	$147	$456	$787	$1,725
Class Y	$79	$247	$429	$958	$79	$247	$429	$958

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds. Those funds are referred to as the "Underlying Funds." To accommodate a range of investor preferences and retirement time horizons, the Oppenheimer LifeCycle Funds offer seven funds with different asset allocations. Each of those funds is managed based on an approximate retirement year (the "transition" date in each fund's name) and their investments in the Underlying Funds change over time in a manner designed to help the Fund become more conservative both as the transition date gets closer and for 10 years after that date. This approach is designed to help investors accumulate the assets needed to generate income during their retirement years.

Choosing a fund with an earlier transition date generally represents a more conservative choice; choosing a Fund with a later transition date generally represents a more aggressive choice. The changes to the Fund's asset allocations are illustrated in its "glide path" shown below. The Fund's asset allocations will continue to change until ten years after the transition date and then remain at its final allocation targets. The Fund has, and is expected to continue to maintain, some equity exposure. Equity securities generally have higher risks, however they have historically offered higher rates of return than fixed-income securities over the long term, and may play a role both in preparing for and during retirement.

     The Fund currently allocates its assets among the Underlying Funds based on asset allocation targets of approximately 43% in U.S. equities, 23% in foreign equities, 22% in U.S. fixed-income, 6% in foreign fixed-income and 6% in alternatives funds that are designed to help provide asset diversification.
     The portfolio managers may use some or all of the Underlying Funds in different combinations to implement the Fund's target allocations and the relative mix of those Underlying Funds will vary over time. The current target allocations for individual Underlying Funds are provided in the prospectus section "The Fund's Principal Investment Strategies and Risks - Investments in the Underlying Funds."

     Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as "junk bonds") and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets countries. The alternatives Underlying Funds that are used for asset diversification may invest in commodities, gold and other special metals, real estate (including through equity or other securities) or in inflation protected securities. For temporar y periods, the Fund may hold a greater portion of its assets in money market funds, money market securities, cash or other similar, liquid investments. This may occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of its investments.

How the Fund Will Change Over Time.  The Fund's allocations to various asset classes is illustrated in the following chart, which reflects an investor's need to pursue a reduction in investment risks both before and after his or her approximate retirement year.

Investments in individual Underlying Funds are determined by the Manager in seeking to meet the Fund's asset allocation targets and achieve its investment objective. The Fund's actual asset allocations will usually change daily, based on changes in the market values of the securities held by the Underlying Funds, and they will generally vary from the Fund's target allocations. The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them closer to their target asset allocations.
     The Fund's most recent month-end investments in the individual Underlying Funds are available on its website at: https://www.oppenheimerfunds.com/fund/investors/holdings/Transition2020Fund. Its quarter-end asset allocations to the individual Underlying Funds are also available in its Annual and Semi-Annual Reports and in its Forms N-Q. In response to changing market or ec onomic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocations at any time, without prior approval from or notice to shareholders.
     Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they may provide income and secondarily capital growth: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Institutional Money Market Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund®, Oppenheimer Main Street Select Fund®, Oppenheimer Main Street Small- & Mid-Cap Fund®, Oppenheimer Quest International Value Fund, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Oppenheimer Small- & Mid-Cap Value Fund, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Master International Value, LLC, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund. At times, the Fund may invest in other Oppenheimer funds, including Oppenheimer money market funds.

What is the Significance of the Transition Date?  The transition date represents an approximate retirement date and investors may plan to retire either before or after that date. Some investors may choose to stop making additional contributions to the Fund or to withdraw some or all of their investment at the transition date, however the Fund's glide path is intended to continue after the transition date to an allocation designed to place greater emphasis on income and to seek to reduce investors' overall risks through their retirement years. Approximately 10 years after the Fund's stated "transition" year, the Fund's asset allocation will reach and remain at approximately 15% in U.S. equities, 3% in foreign equities, 61% in U.S. fixed-income, 11% in foreign fixed-income and 10% in alternatives Underlying Funds (which may result in up to 10% additional equity exposure).

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Underlying Funds invest or from poor Underlying Fund selection or asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page 36 of the Fund's prospectus. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of t hat Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1.800.225.5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share va lue may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amo unt or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than for shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks . Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Lower-Grade Securities.  Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company 's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counter-party credit risk and may lose money if the issuer fails to pay the amounts due.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager monitors the investment process to seek to identify, address and resolve any potential issues.

Who is the Fund Designed For?  The Fund is designed primarily for investors seeking to simplify the accumulation of assets prior to and during retirement. Investors must weigh many factors when considering retirement, including when to retire, what their retirement needs will be, and what other sources of income they may have. In general, the Fund's investment program assumes a retirement age of 65 but the transition date does not necessarily represent the specific year you intend to retire or start drawing retirement assets. It should be used as an approximate guide, depending on your investment goals and risk tolerance. Investors should realize that the Fund is not a complete solution to their retirement needs.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/Transition2020Fund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 18.81% (2nd Qtr 09) and the lowest return was -27.55% (4th Qtr 08). For the period from January 1, 2011 to March 31, 2011 the cumulative return before sales charges and taxes was 3.73%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than the return before taxes if a loss is considered to provide a tax deduction that benefits the shareholder. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2010
	1 Year	Life of class
Class A Shares (inception 12/15/06)
Return Before Taxes	5.47%	(3.94%)
Return After Taxes on Distributions	5.30%	(4.25%)
Return After Taxes on Distributions and Sale of Fund Shares	3.78%	(3.45%)
Class B Shares (inception 12/15/06)	5.96%	(3.82%)
Class C Shares (inception 12/15/06)	10.04%	(3.30%)
Class N Shares (inception 12/15/06)	10.71%	(2.72%)
Class Y Shares (inception 12/15/06)	12.49%	(2.16%)
S&P 500 Index	15.08%	(0.47%)*
(reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.89%*
(reflects no deduction for fees, expenses or taxes)

*From 11/30/06.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers.   Alan C. Gilston has been a portfolio manager of the Fund since February 2009 and Vice President of the Fund since March 2009. Krishna Memani has been a portfolio manager and Vice President of the Fund since June 2010.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's and the Underlying Funds' investment policies and risks.

The Fund's Principal Investment Strategies and Risks.  The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Investments In The Underlying Funds. Under normal circumstances, the Fund invests in a portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

The Fund currently allocates its assets among the Underlying Funds based on the following approximate asset allocation targets (rounded to the nearest percentage):

Underlying Funds Target Percentage
U.S. Equities	43%
Oppenheimer Value Fund	22%
Oppenheimer Capital Appreciation Fund	16%
Oppenheimer Main Street Small- & Mid-Cap Fund®	6%
Foreign Equities	23%
Oppenheimer International Growth Fund	13%
Oppenheimer Quest International Value Fund	6%
Oppenheimer Developing Markets Fund	3%
Oppenheimer International Small Company Fund	1%
U.S. Fixed-Income	22%
Oppenheimer Core Bond Fund	11%
Oppenheimer Limited-Term Government Fund	7%
Oppenheimer Champion Income Fund	2%
Oppenheimer Institutional Money Market Fund	2%
Foreign Fixed-Income	6%
Oppenheimer International Bond Fund	6%
Alternatives	6%
Oppenheimer Master Inflation Protected Securities Fund, LLC	3%
Oppenheimer Commodity Strategy Total Return Fund	3%
Oppenheimer Real Estate Fund	1%
Oppenheimer Gold & Special Minerals Fund	1%

The relative percentage of the Fund's investment in each individual Underlying Fund will change daily, based on changes in the market values of the securities held by the Underlying Funds, and will generally vary from these target allocations. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocations at any time, without prior approval from or notice to shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

Equity Securities.  Some Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.

  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment-grade by nationally recognized statistical rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

Time-Zone Arbitrage . Some Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. The Underlying Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Special Risks of Developing and Emerging Markets.  Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationali zation of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Fixed-Income Investments.  Some of the Underlying Funds invest primarily in debt securities to seek income. Other Underlying Funds may invest in debt securities for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");

  municipal securities issued by states and their political subdivisions (such as cities, towns, counties, agencies and authorities), including municipal bonds, municipal notes and interests in municipal leases;

  mortgage-related securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities;

  corporate debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or ther business entities;

  other foreign debt securities, including securities issued by foreign governments and "supra-national" entities, such as the World Bank;

  zero-coupon and stripped securities;

  commercial paper (short-term corporate debt);

  asset-backed securities (interests in pools of consumer loans and other trade receivables);
  floating rate and variable rate securities;
  "structured" notes;
  participation interests in loans; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. An Underlying Fund's share prices may go up or down when interest rates change because of the effect of those changes on the value of the Underlying Fund's investments in debt securities.
  These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. When the average maturity of an Underlying Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. Interest-only and principal-only securities, which certain Underlying Funds may buy, are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, an Underlying Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Underlying Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Special Risks of Lower-Grade Securities. To seek higher total return or income, some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally recognized statistical rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a mark et for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

     Foreign Fixed-Income Securities. Some of the Underlying Funds primarily invest in foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Underlying Fund's foreign debt investments may be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government. Debt securities of issuers in developing or emerging markets countries may have a higher risk of default and some may be considered speculative.

Domestic Fixed-Income Securities. Some of the Underlying Funds invest primarily in debt securities issued by U.S. companies, the U.S. Government or U.S. Government agencies. Their investments in U.S. Government securities may include U.S. Treasury securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, including collateralized mortgage obligations (CMOs) and other mortgage-related securities. The U.S. corporate debt securities that certain Underlying Funds may buy include U.S. commercial paper and asset-backed securities. Commercial paper is short-term corporate debt and asset-backed securities are interests in pools of consumer loans and other trade receivables. Mortgage-related and asset-backed securities are subject to additional risks that can affect the income stream from those securities as well as their values.

Industry, Sector and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, three of the Underlying Funds, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund and Oppenheimer Real Estate Fund are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than "diversified" funds can. To the extent that one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for an Underlying Fun d to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned compa nies may be particularly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all. The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in the Underlying Funds' prospectuses.

     Price Arbitrage. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the Underlying Fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

Other Investment Strategies And Risks. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Value Investing. Value investing seeks stocks that are priced below their real or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

     Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a "special situation," such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer's securities. An Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Special Risks of Initial Public Offerings (IPOs). One of the Underlying Funds, Oppenheimer Main Street Small- & Mid- Cap Fund, has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund's investment could fall.

Rights and Warrants. Some Underlying Funds may invest in rights and warrants or may acquire them as part of other securities the Underlying Fund buys. A warrant gives the Underlying Fund the right to purchase an equity security at a specific price during a specific period of time. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and the Underlying Fund will lose any amount it paid for the warrant. The price of a warrant is usually more volatile than the price of the underlying security. The market for warrants may be very limited and it may be difficult for the Underlying Fund to sell a warrant promptly at an acceptable price. Rights are similar to warrants but are distributed directly by the issuer to its shareholders and normally have a short duration.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Money Market Instruments. Most of the Underlying Funds can invest in "money market instruments," which are short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. These include U.S. Government securities, high quality corporate debt securities having a remaining maturity of one year or less, bankers' acceptances, commercial paper, certificates of deposit, repurchase agreements, and other short-term corporate debt obligations. While money market instruments generally have lower risks than other fixed-income securities, they may also offer lower returns.

U.S. Government Securities. Certain Underlying Funds invest in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. Others are supported by the right to borrow from the U.S. Government and others are supported only by the credit of the agency. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

Government Agencies and Instrumentalities. Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the particular agency (for example obligations issued by the Federal Home Loan Banks). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship.  The U.S. Treasury also entered into a secured lending credit facility with those companies and a preferred stock pur chase agreement. Under the preferred stock purchase agreements, the Treasury will ensure that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     Mortgage-Related Government Securities.  Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Mortgage-related U.S. Government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. Government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

     Forward Rolls.  In a "forward roll" transaction (also referred to as a "mortgage dollar roll") an Underlying Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Underlying Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Underlying Fund will bear the risk that the market value of the securities might decline below the price at which the Underlying Fund is obligated to repurchase them or that the counterparty might default in its obligations.

Private-Issuer Securities. Certain Underlying Funds can also invest in securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities. Securities issued by private issuers are subject to greater credit risks than U.S. Government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities, including CMOs, issued by private issuers are not U.S. Government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk.  Certain asset-backed securities are also subject to prepayment and extension risks.

Zero-Coupon and "Stripped" Securities. Some of the debt securities that certain of the Underlying Funds may buy are zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. They may be issued by the U.S. Government or private issuers. "Stripped" securities are the separate income or principal components of a debt security. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments. The securities that are entitled to only the principal payments may be sold at a substantial discount from the market value of the initial mortgage-related security.

Zero-coupon and stripped securities are particularly sensitive to changes in interest rates and may be subject to greater price fluctuations as a result of interest rate changes than interest bearing securities. Some of the Underlying Funds may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The value of interest only and principal only mortgage-related securities are also very sensitive to changes in prepayments of the underlying mortgages. The market for zero-coupon and stripped securities may be limited, making it difficult for the Underlying Fund to sell its holdings at an acceptable price.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the interest. The loans may be to foreign or U.S. companies. Participation interests may be collateralized or uncollateralized and are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If an Underlying Fund purchases a participation interest, it may be only able to enforce its rights through the lender. Some Underlying Funds can also buy interests in trusts and other entities that hold loan obligations. In that case the  Underlying Fund will be subject to the trust's credit risks as well as the credit risks of the underlying loans. In some cases, these particip ation interests, whether held directly by the Underlying Fund or indirectly through an interest in a trust or other entity, may be partially "unfunded," meaning that the Underlying Fund may be required to advance additional money on future dates.

No Underlying Fund will invest more than 5% of its net assets in participation interests in loans to any one borrower.

Repurchase Agreements. Certain Underlying Funds may also enter into repurchase agreements. In a repurchase transaction, the Underlying Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Underlying Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Underlying Fund's ability to liquidate the collateral may be delayed or limited.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered cre dit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

Derivative Investments. The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

     Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standard ized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their c ustomers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Underlying Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the Underlying Fund par for the bonds. If an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

     Risks of Credit Default Swaps. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Underlying Fund may lose money. Credit default swaps are also subject to the risk that an Underlying Fund will not properly assess the cost of the underlying investment. If an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Underlying Fund would have to pay par value on defaulted bonds. If an Underlying Fund was buying credit protection, there is a risk that no credit event would occur and the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

     Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.
     Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, an Underlying Fund may lose money.

     Risks of Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

Some Underlying Funds may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as "commodity-linked notes." That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

     Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. The Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them to increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell its portfolio securities, which could increase its transaction costs an d reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or in vest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.</ FONT>

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Underlying Fund's net redemptions on any given day, at its closing net a sset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies.  The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement also describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Manager does not charge a management fee to the Fund. However the Manager collects indirect management fees from the Fund's investments in the Underlying Funds. For the fiscal year ended February 28, 2011, the weighted indirect management fees collected from the Fund's investment in the Underlying Funds, as a percent of average daily net assets of the Fund, was 0.58%.

     The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Fund Operating Expenses (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50% for Class A, 2.25% for Class B and Class C, 1.75% for Class N and 1.25% for Class Y. This expense limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Transfer Agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. Each of these voluntary waivers and/or reimbursements may be amended or withdrawn at any time without notice to shareholders. The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund's investment in Class A shares of Oppenheimer Gold & Special Minerals Fund. That undertaking may be amended or withdrawn at any time. During the fiscal year ended February 28, 2011, this amount did not exceed 0.01% and therefore is not reflected in the Annual Fund Operating Expenses table shown earlier in this prospectus.

     A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for its fiscal year ended February 28, 2011.

Portfolio Managers. The Funds are managed by Alan C. Gilston and Krishna Memani who are primarily responsible for the day-to-day management of the Funds' investments.  Mr. Gilston has been a portfolio manager of the Fund since February 2009 and a Vice President of the Fund since March 2009. Mr. Memani has been a Vice President and portfolio manager of the Fund since June 2010.

     Mr. Gilston has been Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. He has been Director of Asset Allocation since September 2010. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed Income of the Manager since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of their individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. Effective July 1, 2011, Class B shares are not available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans.  The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.
Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment.  In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class.   Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes, such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold you r shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

About Class A Shares.  Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in:
    your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
    accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

About Class B Shares.  Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. On July 1, 2011, all Class B shares held in certain retirement plan accounts will convert to Class A shares, or to another share class selected by the plan sponsor. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

About Class C Shares.  Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class N Shares.  Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

About Class Y Shares.  Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares.   Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

Sales Charge Waivers.  The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares.  You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, C lass C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares.  You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege.  You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold.  If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exc hanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, until June 1, 2011 all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days. Beginning June 1, 2011, subsequent exchanges from that money market fund into another fund will not be subject to the 30 calendar day block, but will continue to be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order from a money market fund in its discretion pursuant to the exchange policy of that fund.

  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.

  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either th e fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Other Limits on Share Transactions.  The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its dis cretion, has engaged in such trading activity.

Submitting Share Transaction Requests.  Share transactions may be requested by telephone or internet, in writing, through your financial adviser, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.

  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.

  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.

  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.

  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.

  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more info rmation.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without pr ior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to shares offered through a retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must generally be submitted by the plan administrator, not by plan participants. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge.

Effective July 1, 2008, Class B shares were no longer offered to new qualified retirement plans or to non-qualified deferred compensation plans. Effective July 1, 2011 existing Class B shares held in those plans will convert to Class A shares, or to another share class selected by the plan sponsor. Existing OppenheimerFunds Single K plans are not currently affected by this change.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. Visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for information and instructions.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class . Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B shares asset-based sales charge. However, for ongoing purchases of Class B shares by OppenheimerFunds Single K plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those sh ares to the intermediary or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

Payments to Financial Intermediaries and Service Providers.  The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Underlying Funds (and indirectly from the Fund). Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds (including the Underlying Funds) attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund, the Underlying Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial in termediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions.  The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Taxes.  Dividend and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2013, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2013, certain dividends (including certain dividends from foreign corporations) may be taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends may be eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other fund and shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

The Underlying Funds may be subject to foreign income taxes on income or gains from foreign securities. If, at the end of an Underlying Fund's fiscal year more than 50% of the fund's assets are invested in foreign securities, the Fund and the Underlying Fund may make an election which would generally allow shareholders to take a credit or deduction for such foreign taxes on their Federal income tax returns, subject to applicable limitations. If the Fund makes this election, shareholders must include in their income their share of the foreign taxes paid by the Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For taxable years of the Fund beginning before 2012, certain distributions that may be reported by the Fund as arising from Qualified Interest Income and Qualified Short-term Capital Gains (if applicable) and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will notify you if this occurs, In such a case, you would need to reduce the cost of your shares for tax purposes which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares.

     This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
Class A Year Ended	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007 [1]
Per Share Operating Data
Net asset value, beginning of period	$7.66	$5.13	$9.77	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.11	.05	.07	.15	-- [3]
Net realized and unrealized gain (loss)	1.18	2.50	(4.64)	(.28)	.17
Total from investment operations	1.29	2.55	(4.57)	(.13)	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.02)	(.04)	(.27)	--
Distributions from net realized gain	--	--	(.03)	-- [3]	--
Total dividends and/or distributions to shareholders	(.09)	(.02)	(.07)	(.27)	--
Net asset value, end of period	$8.86	$7.66	$5.13	$9.77	$10.17

Total Return, at Net Asset Value[4]	16.91%	49.73%	(46.89)%	(1.51)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,134	$35,868	$13,815	$8,366	$1,391
Average net assets (in thousands)	$45,049	$25,827	$13,132	$5,166	$1,191
Ratios to average net assets:[5]
Net investment income (loss)	1.40%[6]	0.70%	0.90%	1.46%	(0.09)%
Total expenses[7]	0.50%[6]	0.63%	0.73%	1.15%	7.92%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%[6]	0.63%	0.73%	0.76%	0.84%
Portfolio turnover rate	46%	15%	16%	26%	0%
1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.
6. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
7. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2011	1.18%
Year Ended February 28, 2010	1.36%
Year Ended February 28, 2009	1.38%
Year Ended February 29, 2008	1.79%
Period Ended February 28, 2007	8.58%
8. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

Class B Year Ended	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007 [1]
Per Share Operating Data
Net asset value, beginning of period	$7.55	$5.09	$9.72	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.04	-- [3]	(.02)	.08	(.02)
Net realized and unrealized gain (loss)	1.16	2.46	(4.58)	(.30)	.18
Total from investment operations	1.20	2.46	(4.60)	(.22)	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	--	--	(.22)	--
Distributions from net realized gain	--	--	(.03)	-- [3]	--
Total dividends and/or distributions to shareholders	(.03)	--	(.03)	(.22)	--
Net asset value, end of period	$8.72	$7.55	$5.09	$9.72	$10.16

Total Return, at Net Asset Value[4]	15.89%	48.33%	(47.35)%	(2.34)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,466	$5,731	$2,491	$2,900	$199
Average net assets (in thousands)	$7,010	$4,415	$3,140	$1,463	$ 77
Ratios to average net assets:[5]
Net investment income (loss)	0.50%[6]	(0.05)%	(0.20)%	0.79%	(0.96)%
Total expenses[7]	1.36%[6]	1.54%	1.59%	1.94%	27.83%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%[6]	1.51%	1.58%	1.60%	1.57%
Portfolio turnover rate	46%	15%	16%	26%	0%
1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.
6. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
7. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2011	2.04%
Year Ended February 28, 2010	2.27%
Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.58%
Period Ended February 28, 2007	28.49%
8. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

Class C Year Ended	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007 [1]
Per Share Operating Data
Net asset value, beginning of period	$7.55	$5.09	$9.71	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.04	(.01)	.01	.21	(.02)
Net realized and unrealized gain (loss)	1.17	2.47	(4.60)	(.43)	.18
Total from investment operations	1.21	2.46	(4.59)	(.22)	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	--	-- [3]	(.23)	--
Distributions from net realized gain	--	--	(.03)	-- [3]	--
Total dividends and/or distributions to shareholders	(.03)	--	(.03)	(.23)	--
Net asset value, end of period	$8.73	$7.55	$5.09	$9.71	$10.16

Total Return, at Net Asset Value[4]	16.10%	48.33%	(47.28)%	(2.33)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,993	$14,433	$5,919	$2,843	$1
Average net assets (in thousands)	$17,743	$10,657	$5,370	$1,088	$1
Ratios to average net assets:[5]
Net investment income (loss)	0.55%[6]	(0.11)%	0.18%	2.03%	(0.89)%
Total expenses[7]	1.32%[6]	1.47%	1.59%	1.85%	67.57%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%[6]	1.45%	1.58%	1.52%	1.57%
Portfolio turnover rate	46%	15%	16%	26%	0%
1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.
6. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
7. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2011	2.00%
Year Ended February 28, 2010	2.20%
Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.49%
Period Ended February 28, 2007	68.23%
8. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

Class N Year Ended	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007 [1]
Per Share Operating Data
Net asset value, beginning of period	$7.64	$5.13	$9.76	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.09	.03	.08	.13	(.01)
Net realized and unrealized gain (loss)	1.19	2.48	(4.65)	(.29)	.17
Total from investment operations	1.28	2.51	(4.57)	(.16)	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	-- [3]	(.03)	(.24)	--
Distributions from net realized gain	--	--	(.03)	-- [3]	--
Total dividends and/or distributions to shareholders	(.08)	--	(.06)	(.24)	--
Net asset value, end of period	$8.84	$7.64	$5.13	$9.76	$10.16

Total Return, at Net Asset Value[4]	16.74%	49.01%	(46.87)%	(1.74)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,165	$14,252	$6,484	$2,665	$10
Average net assets (in thousands)	$19,393	$10,780	$6,019	$ 869	$ 2
Ratios to average net assets:[5]
Net investment income (loss)	1.14%[6]	0.47%	1.17%	1.22%	(0.41)%
Total expenses[7]	0.75%[6]	0.85%	0.91%	1.05%	70.58%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%[6]	0.85%	0.90%	1.03%	1.08%
Portfolio turnover rate	46%	15%	16%	26%	0%
1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.
6. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
7. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2011	1.43%
Year Ended February 28, 2010	1.58%
Year Ended February 28, 2009	1.56%
Year Ended February 29, 2008	1.69%
Period Ended February 28, 2007	71.24%
8. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

Class Y Year Ended	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007 [1]
Per Share Operating Data
Net asset value, beginning of period	$7.70	$5.16	$9.80	$10.17	$10.00
Income (loss) from investment operations:
Net investment income[2]	.14	.09	.08	.21	-- [3]
Net realized and unrealized gain (loss)	1.20	2.50	(4.64)	(.32)	.17
Total from investment operations	1.34	2.59	(4.56)	(.11)	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.05)	(.05)	(.26)	--
Distributions from net realized gain	--	--	(.03)	-- [3]	--
Total dividends and/or distributions to shareholders	(.12)	(.05)	(.08)	(.26)	--
Net asset value, end of period	$8.92	$7.70	$5.16	$9.80	$10.17

Total Return, at Net Asset Value[4]	17.48%	50.13%	(46.59)%	(1.23)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$756	$554	$134	$162	$7
Average net assets (in thousands)	$601	$317	$193	$ 94	$2
Ratios to average net assets:[5]
Net investment income	1.69%[6]	1.27%	0.98%	1.96%	0.09%
Total expenses[7]	0.09%[6]	0.15%	0.24%	0.58%	86.01%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.09%[6]	0.12%	0.24%	0.51%	0.55%
Portfolio turnover rate	46%	15%	16%	26%	0%
1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.

4. Assumes an inital investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.
6. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
7. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2011	0.77%
Year Ended February 28, 2010	0.88%
Year Ended February 28, 2009	0.89%
Year Ended February 29, 2008	1.22%
Period Ended February 28, 2007	86.67%
8. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

More Information About the Underlying Funds

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." Growth companies are companies whose earnings and stock are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long-term. Currently, this Underlying Fund primarily focuses on established companies that are similar in size to companies in the S&P 500 Index or the Russell 1000 Growth Index. This Underlying Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that she believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of this Underl ying Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio manager believes are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer Champion Income Fund – This Underlying Fund seeks a high level of current income, by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities. The Underlying Fund's secondary objective is to seek capital growth when that is consistent with its primary objective. It invests in a variety of high-yield debt securities and related instruments. Those investments primarily include lower-grade corporate bonds. To a lesser extent, this Underlying Fund's investments include foreign corporate and government bonds, as well as swaps, including single name and index-linked credit default swaps.

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high-yield, lower-grade, fixed-income securities, also referred to as "junk" bonds. The remainder of its assets may be invested in other debt securities, common stocks (and other equity securities), cash or cash equivalents, when the Manager believes these investments are consistent with its objectives. This Underlying Fund has no requirements as to the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

This Underlying Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's or may be unrated. Lower-grade debt securities are those rated below "BBB" by Standard & Poor's or below "Baa" by Moody's Investors Service, or that have comparable ratings from other nationally recognized rating organizations. Additionally, the portfolio managers may internally assign ratings to certain of this Underlying Fund's unrated securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations.

This Underlying Fund may invest in securities of U.S. or foreign issuers. When it does so, this Underlying Fund will tend to focus on securities of foreign issuers in developing markets. It also uses certain types of derivative investments to try to enhance income or to try to manage ("hedge") investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

In selecting securities, the portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in high-yield debt instruments. The portfolio manager currently uses a "bottom up" approach, focusing on the performance of individual securities while considering industry trends. He evaluates an issuer's liquidity, financial strength and earnings power. He also analyzes the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Issuers with earnings growth rates that are faster than the growth rate of the overall economy,
  Issuers with improvements in relative cash flows and liquidity to help them meet their obligations,
  Corporate sectors that in the portfolio manager's view are undervalued in the marketplace,
  Changes in the business cycle that might affect corporate profits, and
  Securities or sectors that will help the overall diversification of the portfolio.

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return, mainly by investing in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments.

     Commodity-Linked Derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. Commodity-linked derivatives may include commodity-linked notes, swaps, futures and options. The value of some commodity-linked derivatives may be based on a multiple of those price movements.

     Physical commodities are assets that have tangible properties. This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments that this Underlying Fund invests in may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the S&P GSCI ® ("S&P GSCI," formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in commodity-linked notes that mature in more than 19 month s.
     Fixed-Income Securities. The fixed-income securities this Underlying Fund may invest in may be of any maturity and may include U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds. This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.
Other Derivative Investments. This Underlying Fund may also invest in other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies. It may do so to seek to increase its investment returns or to hedge against declines in the value of this Underlying Fund's other investments.
     This Underlying Fund can purchase investment-grade and below investment-grade securities (also referred to as "junk bonds"). It can invest up to 10% of its assets in lower-grade securities. This Underlying Fund may invest in U.S. or foreign securities, including derivative instruments that trade on U.S. or foreign exchanges or in the "over-the- counter" ("OTC") market.
    This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and cont rolled subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity-linked derivatives (including commodity futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as this Underlying Fund.

     In selecting investments for this Underlying Fund's portfolio, the portfolio managers generally allocate this Underlying Fund's commodity-linked investments among a variety of different commodity sectors, based on the weightings of the components of the Underlying Fund's benchmark index, the S&P GSCI. This Underlying Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the S&P GSCI. The portfolio managers currently focus on the following inter-related components, which may vary in particular cases and may change over time:
     Commodities Selection. The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality between two commodities or contracts with the intent of exploiting temporary market ineffic iencies. This Underlying Fund's proprietary models also incorporate fundamental and technical factors intended to identify extreme market pricing imbalances for individual commodities or sectors and catalysts that may potentially eliminate the particular imbalances.
      Form of Investment. The portfolio managers also consider which instrument or form of investment is best suited to provide the desired commodities exposure. If the portfolio managers determine that a commodity-linked note is appropriate, this Underlying Fund would generally invest directly in the commodity-linked note. If the portfolio managers decide that a commodity futures contract, swap or option on a futures contract is appropriate, this Underlying Fund might enter into the futures or swap contract or purchase the option directly or it might invest in that instrument indirectly through its Subsidi ary.
      Collateral Management. The portfolio managers use a team approach to construct a portfolio of fixed-income securities that includes U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds to provide collateral, liquidity and income.
      Performance and Portfolio Risk Monitoring. The portfolio managers monitor the performance and risks of this Underlying Fund's investments on an ongoing basis.

This Underlying Fund's investment in the Subsidiary will vary based on the portfolio managers' use of different types of commodity-linked derivatives. If this Underlying Fund increases its use of commodity linked notes, that would typically result in a lower level of investment in the Subsidiary. If this Underlying Fund increases its use of commodity futures, swaps or options on futures, that would typically result in a higher level of investment in the Subsidiary.
      Industry Concentration. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, it will not concentrate more than 25% of its total assets in issuers in any one industry. At times this Underlying Fund may emphasize investments in some industries more than others. The individual components of an index will be considered as separate industries for this purpose.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, it invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as "bonds"). A debt security represents money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

  Domestic and foreign corporate debt obligations;
  Domestic and foreign government debt obligations, including U.S. Government securities;
  Mortgage-related securities;
  Asset-backed securities; and
  Other debt obligations.

The portfolio managers' overall strategy is to build a diversified portfolio of corporate and government bonds. In selecting investments, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors.

This Underlying Fund's investments in U.S. Government securities may include securities issued or guaranteed by the U.S. Government or its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of this Underlying Fund's assets among the above classes of securities, but it currently focuses on U.S. Government securities and investment-grade corporate debt securities. When market conditions change, the portfolio managers might change this relative asset allocation focus.

This Underlying Fund can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's investment adviser, OppenheimerFunds, Inc. may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations.

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease 3%. To try to decrease volatility, this Underlying Fund seeks to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. It may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Futures, swaps and "structured" notes are examples of the types of derivatives it can use.

In selecting investments for this Underlying Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the coporate and government sectors. This Underlying Fund mainly seeks income earnings on this Underlying Fund's investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

This Underlying Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It mainly invests in common stocks of issuers in emerging and developing markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities.

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund primarily seeks companies with high growth potential.

In general, developing markets are countries outside the United States, most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that the portfolio manager believes are growing and gaining more stability.

In selecting investments for this Underlying Fund, the portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development, and competitive position in its industry. The portfolio manager also looks for newer or established businesses that are entering into a growth cycle, accelerating earnings growth and cash flow, and reasonable stock prices. He considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. This Underlying Fund seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio manager does not focus on geographic criteria and may invest in growth companies of different capitalization ranges in any developing market country. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization (or "small-cap") issuers, which are currently defined as companies with a market capitalization of less than $3 billion when this Underlying Fund buys them. A company's "market capitalization" is the value of its outstanding common stock relative to that of other companies. Companies are generally classified as small-cap, mid-cap or large-cap. This Underlying Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over-the-counter.

The portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

The portfolio manager currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the portfolio manager believes are sustainable growth rates. These criteria can vary.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stock of U.S. and foreign companies. This Underlying Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes issuers in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund will normally invest in at least three countries (one of which may be the United States). Typically, this Underlying Fund invests in a number of different countries but is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses on growth-oriented companies, companies that may benefit from global growth trends at attractive valuations, companies with strong competitive positions and high demand for their products or services, and cyclical opportunities in sectors or industries that may benefit from opportunities in the business cycle.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal, while providing current income. This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those securities to pay dividends, which would produce income for the Underlying Fund. This Underlying Fund currently emphasizes investments in equities, but it may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly know as "junk bonds." This Underlying Fund is not required to allocate any set percentage of its assets to any particular country or allocate any set percentage to seek capital appreciation or income.

Typically, this Underlying Fund invests in a number of different countries and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes its investments in developed markets. As a fundamental policy, it normally will invest in at least four countries, including the United States.

This Underlying Fund does not limit its investments to companies in a particular capitalization range, but currently invests a substantial portion of its assets in small- and mid-sized companies (currently considered to be those having a market capitalization of less than $11 billion).

The portfolio manager looks for U.S. and foreign companies with high growth potential that he believes have reasonably priced stocks in relation to overall stock market valuations. The portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example, businesses with high start-up costs or patent protection. This Underlying Fund may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. At times, this Underlying Fund might seek to take advantage of changes in the business cycle by investing in companies or industries that are sensitive to those changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in these factors which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. As a non-fundamental policy, under normal market conditions, at least 80% of this Underlying Fund's net assets, plus any borrowings for investment purposes, will be invested in those companies. As a fundamental policy, the Underlying Fund invests at least 25% of its investments in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund relies primarily on evaluations of a company's fundamentals. It also uses a proprietary model that is designed to assess a company's financial statements and management structure, as well as the company's operations and new developments. To arrive at buy and sell decisions, this Underlying Fund considers the growth potential and the valuations of the stocks of particular companies, and ranks the companies that have been reviewed by the model.

The Underlying Fund has established a Cayman Islands company that is wholly-owned and controlled by the Underlying Fund (the "Subsidiary"). The Underlying Fund expects to invest up to 25% of its total assets in the Subsidiary. The Subsidiary will invest primarily in commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund.

This Underlying Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities and other investments. Since the Underlying Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Underlying Fund may be considered to be investing indirectly in those investments through its Subsidiary.

Oppenheimer Institutional Money Market Fund – This Underlying Fund's objective is to seek current income and stability of principal. It is a money market fund that invests in a variety of money market instruments to seek current income and to try to maintain a stable share price of $1.00. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

This Underlying Fund is regulated under Section 2a-7 under the Investment Company Act. That section includes requirements for maintaining high credit quality in this Underlying Fund's portfolio, a short average portfolio maturity to seek to reduce the effects of changes in prevailing interest rates and diversification of the investments among issuers to seek to reduce the effects of a default by any one issuer on the portfolio.

To be considered "high-quality," money market investments generally must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized statistical rating services. If unrated, a security must be determined by this Underlying Fund's investment manager, to be of comparable quality to those rated securities. Income on short-term securities tends to be lower than income on longer-term debt securities, so the Fund's yield will likely be lower than the yield on longer-term fixed-income funds.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return. Its secondary objective, is to seek income when consistent with total return. This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. It can invest in various types of debt securities, generally referred to as "bonds," including government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related securities or asset-backed securities and other debt obligations.

Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities. It typically invests in at least three countries other than the United States. This Underlying Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.

This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.

This Underlying Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. This Underlying Fund may also invest in unrated securities, in which case the portfolio manager may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations.

This Underlying Fund may use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps, and "structured" notes. This Underlying Fund actively manages foreign currency exposure, both to reduce risk and to seek to enhance return. To do so, it may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.

In selecting securities, the portfolio managers evaluate the overall investment opportunities and risks in individual national economies. The portfolio managers analyze the business cycle, political and macro-economic factors that affect exchange rates and interest rates in both emerging market countries. The portfolio managers currently focus on investment opportunities for higher yields than are available in U.S. markets and opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar. These factors may vary in particular cases and may change over time.

Oppenheimer International Growth - This Underlying Fund is a mutual fund that seeks long-term capital appreciation. It mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. It may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions this Underlying Fund will:

  invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and emphasize investments in common stocks of issuers that the portfolio manager considers to be "growth" companies.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. This Underlying Fund can also buy securities convertible into common stock and other securities having equity features. It can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.

In selecting investments, the portfolio manager evaluates investment opportunities on a company-by-company basis. The portfolio manager looks primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at individual issuers before considering the impact of general or industry-wide economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position.

The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  companies that enjoy a strong competitive position and high demand for their products or services;
  companies with accelerating earnings growth and cash flow; and
  diversity among companies, industries and countries to seek to reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer International Small Company Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that are domiciled, or have their primary operations, outside the United States and have market capitalizations of $5 billion or less (described as "small-cap companies"). This Underlying Fund focuses primarily on companies in developed and emerging markets that have favorable growth prospects but it is not required to invest a set portion of its assets in a particular geographic region or regions or a particular industry or sector.

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies.
  This Underlying Fund will invest at least 65% of its total assets in foreign securities.

This Underlying Fund's capitalization parameter can change as the relative market capitalizations of small-cap issuers change over time. This Underlying Fund measures capitalization at the time it buys a security and is not required to sell the security if the issuer's capitalization changes.

This Underlying Fund's portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The portfolio manager also looks for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio manager considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Limited-Term Government Fund -  This Underlying Fund seeks high current return and safety of principal. It invests primarily in debt securities issued by the U.S. Government or its agencies and instrumentalities.

Under normal market conditions, as a non-fundamental policy, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued by the U.S. Government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees.

This Underlying Fund may invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, asset-backed securities, investment-grade corporate debt obligations having a rating at the time of acquisition by this Underlying Fund of at least "BBB" by Standard & Poor's Rating Service or "Baa" by Moody's Investors Service or a comparable rating by another nationally recognized securities rating organization or unrated corporate debt obligations deemed by the Manager to have a comparable rating, and certain other high quality debt obligations.

U.S. Government securities include debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. Government agencies or federally-chartered entities that are referred to as "instrumentalities" of the U.S. Government.

Not all of the U.S. Government securities this Underlying Fund buys are issued or guaranteed by the U.S. Government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities this Underlying Fund buys may pay interest at fixed, floating, or variable rates, or may be "stripped" securities whose interest coupons have been separated from the security and sold separately.

This Underlying Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, it can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks. The duration of the portfolio might not meet that target at all times due to interest rate changes and other market events.

This Underlying Fund may also use derivatives to seek to increase its investment return or for hedging purposes. Options, futures, mortgage-related derivatives, total return swaps and credit default swaps are examples of derivatives this Underlying Fund can use.

This Underlying Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations ("CMOs") and mortgage participation certificates. They include mortgage-related securities issued or guaranteed by instrumentalities of the U.S. Government, such as the Government National Mortgage Association. This Underlying Fund also may enter into forward roll transactions.

This Underlying Fund can invest in "inverse floaters," which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income.

The portfolio managers compare the yields, relative values and risks of different types of U.S. Government securities and government agency securities to provide portfolio diversity to help preserve principal. The portfolio managers currently focus on sectors of the U.S. Government debt market that they believe offer good relative values, securities that have relatively high income potential, and securities that help reduce exposure to changes in interest rates to seek to preserve principal and meet its duration target. These factors may vary in particular cases and may change over time. This Underlying Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. Government.

Oppenheimer Main Street Fund® - This Underlying Fund seeks high total return. It mainly invests in common stocks of U.S. companies. This Underlying Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000, but can invest in companies in any capitalization range. The portfolio managers use fundamental research and quantitative models to select securities for this Underlying Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  A fundamental approach to analyze issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.
  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. This Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Oppenheimer Main Street Select Fund® - This Underlying Fund seeks long-term capital appreciation. It invests primarily in common stock of a select group of U.S. companies. This Underlying Fund's porfolio will generally be invested in 35 or fewer issuers. It mainly focuses on "larger capitalization" issuers, which it considers to be companies within the market capitalization range of the Russell 1000 Index. However it may invest in companies of any market capitalization and may invest in foreign issuers, including issuers in developing market countries.

     The portfolio managers use both quantitative models and fundamental research to select securities. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;

  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, profitability, price momentum, and company fundamentals; and

  Consideration of market and industry trends and general economic conditions.

This Underlying Fund aims to maintain a diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio also includes both growth and value stocks.  The portfolio managers may sell a security if the stock price is approaching its price target; if there has been a been a deterioration in the company's competitive position or poor execution by the company's management; or if more attractive alternative investment ideas have been identified.

Oppenheimer Main Street Small- & Mid-Cap Fund® - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, it will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500 Index (currently approximately $25 million to $6 billion dollars). That capitalization range is subject to change due to market activity or changes in the composition of the index. This Underlying Fund measures a company's capitalization at the time it buys a security and is not required to sell a security if the company's capitalization moves outside of the Underlying Fund's capitalization definition. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

  aims to maintain broad diversification across all major economic sectors;
  uses quantitative models, including sector-specific factors, to rank securities within each economic sector;
  uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
  considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Underlying Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Underlying Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Underlying Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Oppenheimer Master Inflation Protected Securities Fund, LLC -  This Underlying Fund seeks total return. Under normal conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed debt securities of varying maturities issued by the U.S. Government, foreign governments, their agencies and instrumentalities, and U.S. and foreign corporations. Although this is not a fundamental policy, the amount so invested will not be changed by this Underlying Fund's Board of Directors without providing shareholders at least 60 days prior notice of the change.

Inflation-indexed debt securities are fixed-income securities (also referred to as "bonds") that are structured to seek to provide protection against inflation, a sustained increase in the price of goods and services that erodes the purchasing power of money. The value of a bond's principal or the interest rate paid is adjusted to track changes in a stated inflation measure. The value of the bond's principal or the interest rate paid on the bond is adjusted to track changes in a stated inflation measure. With respect to inflation-indexed bonds whose principal is adjusted with inflation, if the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rise s, both the principal value and the interest payable (calculated with respect to a larger principal amount) will increase. With respect to inflation-indexed bonds whose interest rate is adjusted with inflation, instead of adjusting the bond's principal amount, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities.

This Underlying Fund may invest a significant amount of its assets in Treasury Inflation-Protected Securities ("TIPS"). TIPS are backed by the full faith and credit of the U.S. Government for payment of interest and repayment of principal and have little credit risk. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity is the greater of the adjusted principal amount and the original principal amount. While TIPS have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

This Underlying Fund may invest in inflation-indexed securities having short, intermediate or long maturities. It can invest in rated or unrated inflation-indexed securities. It does not limit its investments to a particular credit quality or rating category and can invest in inflation-indexed debt securities below investment grade (commonly called "junk bonds"). However, this Underlying Fund's investments in securities below investment grade, including its investments in inflation-indexed debt securities, will not exceed 20% of its net assets. This Underlying Fund may invest in inflation-indexed securities of issuers in both developed and emerging markets, and can invest up to 100% of its total assets in foreign securities.This Underlying Fund may buy inflation-indexed debt securities issued by companies of any size or market capitalization range and at times migh t increase its emphasis on securities of issuers in a particular capitalization range.

When selecting inflation-indexed debt securities for investment, the Manager, seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in inflation-indexed debt securities. This Underlying Fund's portfolio manager typically employs a "top down" model to analyze and predict the direction of global inflation rates and economic conditions. In selecting securities, this Underlying Fund's portfolio manager researches the universe of inflation-indexed government and corporate securities and weighs yields and relative values against risks. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Inflation rates and implied inflation rates (the difference in yield between conventional government bonds and related inflation-indexed bonds of comparable maturity) in the United States and other countries,
  Interest rates,
  Economic and monetary policy of the U.S. Government and foreign governments, and
  Economic conditions in the United States and other countries.

In addition to investments in inflation-indexed securities, this Underlying Fund may use certain other investments and investment strategies, including investments and investment strategies that are not indexed to inflation, described further below and in the Statement of Additional Information. The Manager might not always use all of these different types of investments and strategies. The allocation of this Underlying Fund's portfolio among the different types of permitted investments will vary over time based upon the Manger's evaluation of economic and market trends.

Oppenheimer Master International Value Fund, LLC - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stocks of companies that are domiciled outside of the United States, or have their primary operations outside the United States, that the investment manager believes are undervalued. It can invest in issuers in any market capitalization range and at times may invest a substantial portion of its assets in a particular capitalization range such as small- or mid-sized companies. This Underlying Fund can invest in emerging as well as developed markets throughout the world, and can invest 100% of its assets in foreign securities. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stock of issuers in at least five different countries outside the United S tates. Those investments include securities of companies organized under the laws of a foreign country or companies that have more than 50% of their operations or assets abroad, or derive more than 50% of their revenue or profits from businesses, investments or sales outside the United States.

This Underlying Fund can invest in securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets but considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations.

In selecting securities, the portfolio manager evaluates investment opportunities on a company-by-company basis. He uses a value criteria and a "bottom up" investment approach - that is, analyzing individual stocks before considering the impact of general or industry economic trends. The portfolio manager estimates a company's fair value and compares the estimated value to the company's stock price. This includes fundamental analysis of a company's financial statements, profitability, management structure, operations, business strategy, product development, and competitive positioning, as well as its industry and sector. The portfolio manager monitors individual issuers for changes in the factors above that may lead to a decision to sell a security. The portfolio manager may also sell a security if its share price meets the portfolio manager's targeted price, or if the portfolio manager determines that a new or better investment idea has emerged. In addition to investments in stocks, this Underlying Fund may use derivatives and certain other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Master Loan Fund, LLC - This Underlying Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. Under normal circumstances, it will invest at least 80% of its net assets in loans made to U.S. and foreign corporations, partnerships or other business entities. It may invest directly in loans (as an original lender or by assignment from a lender) or indirectly in loans through loan participation agreements or certain derivative instruments.

This Underlying Fund may invest in loans with fixed interest rates or in "floating" or "adjustable" rate loans that pay interest at rates that float above or are adjusted periodically based on a benchmark that reflects current interest rates, such as the "prime rate" offered by one or more major U.S. banks or the London Inter-Bank Offered Rate (referred to as "LIBOR"). It can invest in collateralized or uncollateralized loans and has no limits on the maturity of loans or the market capitalization range of borrowers.

This Underlying Fund can invest without limit in loans that are below investment grade (sometimes referred to as "junk bonds"). Those are loans rated below BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc., or that have comparable ratings by another rating organization. This Underlying Fund may also invest in unrated loans, including those considered to be below investment grade. It can invest in loans made in connection with highly leveraged transactions, loans where the borrower is experiencing financial difficulty or is insolvent and in loans that are in default at the time this Underlying Fund buys them. When selecting loans for investment, the investment manager performs its own analysis based on information obtained from agents that originate or administer loans, other lenders, and ratings organizations, among other sources that may consider various factors such a s the borrower's past and projected financial performance; tangible assets and cash flows; management quality and depth; collateral quality, if any; and the state of its industry. The portfolio manager may also consider the credit quality of the agent bank's or other intermediaries' debt obligations and the market for loans generally. The portfolio manager will continue to monitor the credit quality of loans and the status of the applicable borrowers for the duration of this Underlying Fund's investment. In addition to investments in loans, this Underlying Fund may invest in other debt obligations, derivatives and may use other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Quest International Value Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that the portfolio manager believes are undervalued and that are either domiciled or have their primary operations outside the United States. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred stocks of issuers in at least five different countries outside the United States and may invest 100% of its assets in foreign companies. It can invest in any country, including countries with developed or emerging markets. From time to time, it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. It may invest up to 10% of its total assets in the securities of U.S. i ssuers.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. It may invest up to 10% of its net assets in fixed-income or convertible securities.

In selecting investments, the portfolio manager looks primarily for foreign companies believed to be undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities if and when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, business strategy, product development and industry position. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The portfolio manager may also consider selling a security if its share price is approaching its targeted price or if alternative investment ideas have been developed.

Oppenheimer Real Estate Fund - This Underlying Fund seeks total return through investment in real estate securities. Under normal market conditions, it invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This Underlying Fund primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that this Underlying Fund invests in are primarily land and buildings, although it may invest in REITs that hold mortgages or a combination of investments types.

Oppenheimer Rising Dividends Fund - This Underlying Fund seeks total return. It invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future and emphasizes investments in companies that are expected to grow their dividends over time. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them and companies that do not currently pay dividends but are expected to begin paying them in the near future.

This Underlying Fund can invest in issuers in all capitalization ranges. Currently, its stock investments are focused on large-cap issuers, but that emphasis can change over time. While this Underlying Fund mainly invests in common stocks of U.S. companies, it may also invest in other securities, including foreign stocks, fixed-income instruments, convertible securities, preferred stocks, and derivatives such as covered call options.

In selecting investments for this Underlying Fund, the portfolio managers use a "top down" approach that focuses on broad economic trends affecting entire markets and industries, as well as a "bottom up" approach that focuses on the fundamental prospects of individual companies and issuers.

Oppenheimer Small- & Mid- Cap Value Fund - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that have a market capitalization up to $13 billion. That range includes both small- and mid-cap stocks. This Underlying Fund has no fixed ratio for the percentage of small-cap and mid-cap stocks required to be held in its portfolio. Under normal market conditions this Underlying Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap and mid-cap issuers.

This Underlying Fund primarily invests in U.S. companies but may also purchase securities of issuers in any country, including developed and emerging market countries. While it has no limits on the percentage of its assets it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities and generally limits investments in emerging markets to not more than 5% of its total assets. This Underlying Fund emphasizes securities that the portfolio manager believes are undervalued.

In selecting investments, the portfolio manager looks for stocks of small- and mid-cap companies that he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. Those companies may have a low ratio of their stock price to earnings, for example. The portfolio manager also analyzes factors such as a company's book value, sales, earnings, growth potential and cash flows. After considering these criteria, the portfolio manager may look at broader industry and economic tr ends that could affect the growth potential of particular small- and mid-cap stocks. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Favorable supply/demand conditions for key products
  Development of new products or businesses

  Quality of management

  Competitive position in the marketplace
  Effective allocation of capital

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer U.S. Government Trust - This Underlying Fund seeks high current income consistent with the preservation of capital. It mainly invests in debt securities issued or guaranteed by the U.S. Treasury or by other agencies or entities of the U.S. Government, referred to as "instrumentalities."

Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities. It typically invests a substantial portion of its assets in mortgage-related U.S. Government securities, including collateralized mortgage obligations (called CMOs), mortgage participation certificates and forward rolls. It may also invest up to 20% of its net assets in securities issued by private entities, including mortgage-related securities that do not have any government guarantees.

     The portfolio managers weigh yields and relative values against risks and they currently focus on securities that they feel have high relative income potential. This Underlying Fund may invest in debt securities that pay interest at fixed, floating or variable rates and can buy securities of any maturity. When the average maturity of its portfolio is longer, its share prices may fluctuate more when interest rates change. This Underlying Fund limits its investments in private issuer securities to investment-grade securities but it is not required to dispose of a debt security if its rating falls after it is purchased.

     This Underlying Fund may use derivative instruments, including futures, CMOs, and total return swaps to try to enhance income and manage investment risks. The prices of derivative securities may be more volatile than the prices of other types of securities.This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. Government.

Oppenheimer Value Fund - This Underlying Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. It mainly invests in common stocks of companies that the portfolio managers believe are undervalued. It may also invest in other equity securities, such as preferred stock, rights, warrants and securities convertible into common stock. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While it does not limit its investments to issuers in a particular capitalization range, the portfolio managers currently focus on securities of larger-size companies.

This Underlying Fund may invest up to 25% of its total assets in foreign securities of companies or governments in any country, including in developed and emerging market countries. It may invest up to 10% of its net assets in debt securities.

In selecting investments, the portfolio managers look for companies they believe have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio managers use a "bottom up" approach to select securities one at a time before considering industry trends. The portfolio managers use fundamental analysis to select securities based on factors such as a company's long-term earnings and growth potential. The portfolio managers currently focus on companies with the following characteristics, which may vary in particular cases and may change over time:

  Attractive valuation,

  Future supply/demand conditions for its key products,

  Product cycles,

  Quality of management,

  Competitive position in the market place,

  Reinvestment plans for cash generated,

  Better-than-expected earnings reports.

The portfolio managers also monitor individual issuers for changes in their business fundamentals or prospects that may trigger a decision to sell a security, but does not require a decision to do so. The portfolio managers may consider selling a stock for one or more of the following reasons: the stock price is approaching its price target, the company's fundamentals are deteriorating, or alternative investment ideas have been developed.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

SP0665.001.0611

Oppenheimer LifeCycle Funds

Oppenheimer Transition 2010 Fund
Class A          OTTAX
Class B          OTTBX
Class C          OTTCX
Class N          OTTNX
Class Y          OTTYX

Oppenheimer Transition 2015 Fund
Class A          OTFAX
Class B          OTBFX
Class C          OTFFX
Class N          OTFNX
Class Y          OTFYX

Oppenheimer Transition 2020 Fund
Class A          OTWAX
Class B          OTWBX
Class C          OTWCX
Class N          OTWNX
Class Y          OTWYX

Oppenheimer Transition 2025 Fund
Class A          OTDAX
Class B          OTDBX
Class C          OTDCX
Class N          OTDNX
Class Y          OTDYX

Oppenheimer Transition 2030 Fund
Class A          OTHAX
Class B          OTHBX
Class C          OTHCX
Class N          OTHNX
Class Y          OTHYX

Oppenheimer Transition 2040 Fund
Class A          OTIAX
Class B          OTIBX
Class C          OTICX
Class N          OTINX
Class Y          OTIYX

Oppenheimer Transition 2050 Fund
Class A          OTKAX
Class B          OTKBX
Class C          OTKCX
Class N          OTKNX
Class Y          OTKYX

Statement of Additional Information June 28, 2011

This Statement of Additional Information ("SAI") is not a prospectus. This document contains additional information about each of the seven Oppenheimer LifeCycle Funds listed above (each a "Fund" and together the "Funds") and supplements information in the prospectus for each fund dated June 28, 2011 (the "Prospectus").  It should be read together with the Prospectus for your fund. You can obtain the Prospectus for any of the LifeCycle Funds by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

To Summary Prospectus

Additional Information About the Funds' Investment Policies and Risks

The Oppenheimer Transition 2010 Fund ("Transition 2010"), Oppenheimer Transition 2015 Fund ("Transition 2015"), Oppenheimer Transition 2020 Fund ("Transition 2020"), Oppenheimer Transition 2025 Fund ("Transition 2025"), Oppenheimer Transition 2030 Fund ("Transition 2030"), Oppenheimer Transition 2040 Fund ("Transition 2040"), and Oppenheimer Transition 2050 Fund ("Transition 2050") are each a registered investment company.

The investment objective, the principal investment policies and the main risks of the Funds are described in their respective Prospectus. The Funds are a special type of fund known as "funds of funds" that invests primarily in a portfolio of Oppenheimer mutual funds. Those funds are referred to as the "Underlying Funds." This SAI contains supplemental information about those policies and risks and the types of securities that the investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Funds or the Underlying Funds. Additional information is also provided about the strategies that each Fund may use to try to achieve its objective. Any reference to the term "Fund" throughout this SAI refers to each of the Funds unless otherwise indicated.

The Fund's Investment Policies. The Fund normally invests in a portfolio of Class Y shares of the Underlying Funds. The Fund may invest in Class A shares of an Underlying Fund if Class Y shares are not available. The composition of those investments, and the factors considered in allocating the Fund's assets among the Underlying Funds, will vary over time. The Fund and Underlying Funds are not required to use all of the investment techniques and strategies described below in seeking their objectives. They may use some of the special investment techniques and strategies only at some times or not at all.

From time to time, the Fund may also invest in the securities of individual issuers directly, as described below. The risks of such direct investments in those securities are the same risks that the securities have in the portfolios of the Underlying Funds. However, the Fund may have greater exposure to such securities, and therefore to such risks, when it makes a direct investment.

The Underlying Funds' Investment Policies. Each Fund's Prospectus includes the investment objective of each of the Underlying Funds and a brief description of each Underlying Fund's investment policies. The Underlying Funds are currently: Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund"), Oppenheimer Champion Income Fund ("Champion Income Fund"), Oppenheimer Commodity Strategy Total Return Fund ("Commodity Strategy Total Return Fund"), Oppenheimer Core Bond Fund ("Core Bond Fund"), Oppenheimer Developing Markets Fund ("Developing Markets Fund"), Oppenheimer Discovery Fund ("Discovery Fund"), Oppenheimer Global Fund ("Global Fund"), Oppenheimer Global Opportunities Fund ("Global Opportunities Fund"), Oppenheimer Gold & Special Minerals Fund (Gold & Special Minerals Fund"), Oppenheimer Institutional Money Market Fund ("Money Market Fund"), Oppenheimer International Bond Fund (" International Bond Fund"), Oppenheimer International Growth Fund ("International Growth Fund"), Oppenheimer Limited-Term Government Fund ("Limited-Term Government Fund"), Oppenheimer International Small Company Fund ("International Small Company Fund"),  Oppenheimer Main Street Fund ("Main Street Fund"), Oppenheimer Main Street Select Fund ("Main Street Select Fund"), Oppenheimer Main Street Small- & Mid- Cap Fund ("Main Street Small- & Mid- Cap Fund"), Oppenheimer Master Inflation Protected Securities Fund, LLC ("Master Inflation Protected Securities Fund"), Oppenheimer Master International Value Fund, LLC ("Master International Value Fund"), Oppenheimer Master Loan Fund, LLC ("Master Loan Fund"), Oppenheimer Quest International Value Fund ("Quest International Value Fund"), Oppenheimer Real Estate Fund ("Real Estate Fund"), Oppenheimer Rising Dividends Fund ("Rising Dividends Fund"), Oppenheimer Small- & Mid- Cap Value Fund ("Small- & Mid- Cap Value Fund"), Oppenheimer U.S. Government Trust ("U.S. Government Trust"), and Oppenheimer Value Fund ("Value Fund"). As of the date of this SAI, each Fund invests in shares of some or all of the Underlying Funds, but is not required to invest in any of the Funds.

Set forth below is supplemental information about the types of securities the Underlying Funds may invest in, as well as investment techniques or strategies the Underlying Funds may use to try to achieve their objectives. The choice of Underlying Funds, the objectives and investment policies of the Underlying Funds and the Funds' allocations to the Underlying Funds may change without notice to or approval of the Funds' shareholders.

The Funds and the Underlying Funds are not required to use all of these investment techniques and strategies in seeking their objectives. They may use some of the investment techniques and strategies only at certain times or not at all.

For more complete information about each Underlying Fund's investment policies and strategies, please refer to each Underlying Fund's prospectus and SAI. You may obtain a copy of an Underlying Fund's prospectus and Statement of Additional Information by calling 1.800.225.5677, or by downloading it from the OppenheimerFunds, Inc. website at www.oppenheimerfunds.com.

Equity Securities

Some of the Underlying Funds focus their investments in equity securities of U.S. and/or foreign companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Investments in equity securities may include stocks of companies of all market capitalization ranges: small-cap, mid-cap and large-cap. Certain of the Underlying Funds emphasize equity investments in one or more capitalization ranges. Certain of the Underlying Funds pursue a "growth" investing strategy, while others pursue a "value" investing policy.

Preferred Stock. Preferred stock are equity securities that have a dividend rate payable from the company's earnings. Their stated dividend rate causes preferred stock to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stock may be less attractive and the price of those securities will likely decline. If interest rates fall their price will likely increase.

Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. "Participating" preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. "Auction rate" preferred stock has a dividend rate that is set by a Dutch auction process.

Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.

Preferred stock do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will generally behave more like an equity security. In that case its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager may consider a number of factors, including:

  whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;
  whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;
  whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and
  the extent to which the convertible security may participate in any appreciation in the price of the issuer's common stock.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Growth Companies. Growth companies are those companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of factors that characterize them as "growth" issuers. They might:

  be generating or applying new technologies, new or improved distribution techniques or new services, own or develop natural resources,
  be companies that can benefit from changing consumer demands or lifestyles, or be companies that have projected earnings in excess of the average for their sector or industry.

Securities of newer growth companies might offer greater opportunities for capital appreciation than securities of larger, more established companies. However, these securities also involve greater risks than securities of more established companies.

Value Investing. A value investing approach seeks stocks and other equity securities that appear to be temporarily undervalued by various measures such as price/earnings ratios. Value investing looks for securities with low prices in relation to their real worth or future prospects in the hope that the prices will rise when other investors realize the intrinsic value of the securities.

Value investing uses research into an issuer's underlying financial condition and prospects to identify potential investments. Some of the criteria that may be used are:

  Price/earnings ratio, which is a stock's price divided by its earnings (or its long-term earnings potential) per share. A stock that has a price/earnings ratio lower than its historical range, or lower than the market as a whole or than similar companies, may offer an attractive investment opportunity.
  Price/book value ratio, which is the stock price divided by the book value per share of the company.
  Dividend yield, which is measured by dividing the annual dividend by the stock price per share.
  Asset valuation, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace, their liquidation value and their intellectual property value.

Small- and Mid-Cap Issuers. Securities of small- and mid-sized issuers may be subject to greater price volatility than securities of larger issuers. Certain Underlying Funds focus on equity securities of issuers having a market capitalization of a specified size or range, and therefore may invest a substantial portion of their assets in securities of small-, mid- or large-sized issuers. Other Underlying Funds may, from time to time, emphasize issuers in one or more capitalization ranges based on the Manager's judgment of where the best market opportunities are. If an Underlying Fund focuses on investments in smaller sized companies its share prices may fluctuate more than that of funds focusing on larger issuers. The market capitalization ranges used by the Underlying Funds will vary from fund to fund.

Investing in Small, Unseasoned Companies. These are companies that have typically been in operation for less than three years, including the operations of any predecessors. Because small, unseasoned companies may be less secure financially, they may rely on borrowing to a greater extent. In that case, they may be more susceptible to adverse changes in interest rates than larger, more established companies. Small, unseasoned companies may also offer fewer products and rely on fewer key personnel. Market or economic developments may have a significant impact on these companies and on the value of their securities. These companies may have a limited trading market and the prices of their securities may be volatile, which could make them difficult to sell in a short period of time at a reasonable price. If other investors that own the security are trading it at the same time, it may have a more significant effect on the security's price than that trading activity would have on the security price of a larger company. These securities may be considered speculative and could increase overall portfolio risks.

Cyclical Opportunities. Some of the Underlying Funds seek to take advantage of short-term market movements or events affecting particular issuers or industries by investing in companies that are sensitive to changes in the business cycle. For example, when the economy is expanding, companies in the consumer durables and technology sector might benefit. There is the risk that those securities might lose value if the business cycle becomes unfavorable to that issuer or industry or if the favorable cyclical movement is not realized.

Real Estate Investment Trusts (REITs). REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT can focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

To the extent that a REIT focuses on a particular project, sector of the real estate market or geographic region, its share price will be affected by economic and political events affecting that project, sector or geographic region. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

Some of the Underlying Funds can invest in real estate development companies and operating companies in addition to REITs. They can also buy shares of companies engaged in other real estate businesses.

Investments in Metal Investments. Gold & Special Minerals Fund focuses its investments in equity securities of U.S. and foreign-domiciled companies. Gold & Special Minerals Fund's investments primarily include stocks of companies that are involved in mining or processing gold or other metals or minerals, are described as "Mining Securities."

Gold & Special Minerals Fund may also invest in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as "Metal Investments." Under normal market conditions, Gold & Special Minerals Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Mining Securities and Metal Investments. However, Gold & Special Minerals Fund will invest no more than 10% of its total net assets in Metal Investments.

Special Risks of Concentrating Investments in Mining Securities and Metal Investments. Investments in Mining Securities and Metal Investments involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for Gol d & Special Minerals Fund in making Metal Investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.

Because Gold & Special Minerals Fund concentrates its investments in Mining Securities and Metal Investments, an adverse change with respect to any of these risk factors could have a significant negative effect on Gold & Special Minerals Fund's net asset value per share. These risks are discussed in greater detail below.

Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are still somewhat unsettled and may pose certain risks to Gold & Special Minerals Fund (in addition to the risks described below under the caption "Foreign Securities"), because Gold & Special Minerals Fund may hold a portion of its assets in securities of South African issuers.

Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make Gold & Special Minerals Fund's portfolio assets less liquid, or that the value of Gold & Special Minerals Fund's assets might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious or strategic metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of Gold & Special Minerals Fund's investments than of other investments.

Commodities Regulations. The trading of Metal Investments in the United States could become subject to the rules that govern the trading of agricultural and certain other commodities and commodity futures. In the opinion of Gold & Special Minerals Fund's counsel, at present Gold & Special Minerals Fund's permitted Metal Investments are either not subject to regulation by the Commodities Futures Trading Commission ("CFTC") or an exemption from regulation is available. The absence of CFTC regulation may adversely affect the continued development of an orderly market in Metal Investments trading in the United States. The development of a regulated futures market in Metal Investments trading may affect the development of a market in, and the price of, Metal Investments in the United States.

Effect on Gold & Special Minerals Fund's Tax Status. By making Metal Investments, Gold & Special Minerals Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If Gold & Special Minerals Fund should fail to qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year Gold & Special Minerals Fund either (a) derived 10% or more of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of Metal Investments and other non-qualifying income, or (b) held more than 50% of its net assets in the form of Metal Investments or in securities not meeting certain tests under the Internal Revenue Code (see "Dividends, Capital Gains and Taxes"). Accordingly, Gold & Special Mine rals Fund will endeavor to manage its portfolio within the limitations described above, and Gold & Special Minerals Fund has adopted an investment restriction limiting the amount of its total assets that can be invested in Metal Investments. There can be no assurance that Gold & Special Minerals Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, Gold & Special Minerals Fund may be required to make investment decisions the Manager would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit Gold & Special Minerals Fund to qualify. See "Investment Restrictions" in the Gold & Special Minerals SAI.

Investment in Wholly-Owned Subsidiary of Certain Underlying Funds. Gold & Special Minerals Fund can invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary will invest primarily in exchange-traded funds that invest in gold bullion ("Gold ETFs"), commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions.

Since the Underlying Fund can invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Underlying Fund's Prospectus and Statement of Additional Information, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 (the "Investment Company Act") and is not subject to its investor protections, except as noted in the Underlying Fund's Prospectus or Statement of Additional Information. However, the Subsidiary is wholly-owned and controlled by that Underlying Fund and managed by the Manager. Therefore, the Underlying Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Underlying Fund or its shareholders. The Underlyi ng Fund's Board has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Underlying Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Manager is subject to the same investment policies and restrictions that apply to the management of the Underlying Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. The Underlying Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Underlying Fund.

Changes in the laws of the United States (where the Underlying Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized) could prevent the Underlying Fund and/or the Subsidiary from operating as described in the Underlying Fund's Prospectus and Statement of Additional Information and could negatively affect the Underlying Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Underlying Fund would likely decrease.

Investment in Other Investment Companies. Some of the Underlying Funds can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments. For example, an Underlying Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange, as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio, at times when the Underlying Fund may not be able to buy those portfolio securities directly. As a non-fundamental policy, none of the Underlying Funds can invest in the securities of other registered open-end investment companies or registered unit investment trusts in rel iance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Underlying Funds do not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, an Underlying Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. For specific limitations on the Underlying Fund's investments in securities of other investment companies, refer to the SAI for each Underlying Fund. None of the Underlying Funds anticipate investing a substantial amount of their net assets in shares of other investment companies.

Fixed-Income Securities

Some of the Underlying Funds invest mainly in fixed-income (debt) securities to seek their investment objectives. Other Underlying Funds may invest in debt securities for defensive purposes and/or for liquidity. Fixed-income securities may have different credit and maturity characteristics and fixed or floating interest rates. Different Underlying Funds may focus on investment-grade or non-investment-grade securities or emphasize debt securities with shorter- or longer-term maturities. In general, fixed-income securities are subject to credit risk and interest rate risk and some are subject to prepayment risk and extension risk. Certain types of debt securities in which the Underlying Funds may invest, and the risks of some of those securities, are described below. For specific limitations on an Underlying Fund's investments in debt securities, please refer to the Prospectus and SAI for that fund.

  Credit Risk. Credit risk is the risk that the issuer of a security might not make interest or principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. A downgrade in an issuer's credit rating or other adverse credit information about an issuer can reduce the market value of the issuer's securities.
  Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets.
  Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, the issuer will repay the security prior to the security's expected maturity, or with respect to certain fixed-income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The im pact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.
  Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Investment Ratings. Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., ("Moody's") or at least "BBB" by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. or that have comparable ratings by another nationally recognized statistical rating organization ("NRSRO"). Higher-yielding lower-grade debt securities are commonly referred to as "junk bonds." While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch, Inc. are investment-grade and are not regarded as junk bonds, those securities may also be subject to special risks and have some speculative characteristics.

The Manager may also use its own research to evaluate a rated security's credit-worthiness and may judge unrated securities to be of comparable quality to bonds rated as investment-grade or below investment-grade by an NRSRO.

Definitions of the debt security ratings categories of Moody's, S&P and Fitch are included in Appendix B to this SAI.

Lower-Grade Debt Securities. Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities.  Lower-grade debt securities are normally subject to greater risks than investment-grade securities.

       Special Risks of Lower-Grade Securities . Lower-grade securities are subject to special credit risks including that:

  there is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;
  the issuer's low creditworthiness may increase the potential for its insolvency;
  an overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn; and
  an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

Floating Rate and Variable Rate Obligations. Some fixed-income securities have variable or floating interest rates. The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rates on variable rate obligations are adjusted at stated periodic intervals, based on an identified market rate.

Generally, the changes in the interest rates on floating and variable rate obligations reduce the fluctuation in their market value and interest rate increases or decreases have less potential for causing capital appreciation or depreciation than is the case for comparable fixed-rate obligations.

Variable rate obligations may have a demand feature that allows the holder to recover the principal amount of the underlying security from the issuer or a third party at specified intervals, generally not longer than one year. This feature may require payment at par value plus accrued interest and may require a specified number of days' notice, according to the terms of the obligations. The issuer of a "demand" obligation normally has a corresponding right to prepay the outstanding principal amount of the note plus accrued interest after a given period. The issuer usually must provide a specified number of days' notice to the holder. Floating rate notes may also have a feature that allows the holder to receive payment prior to maturity.

A floating rate or variable rate obligation may meet the required credit quality standards by being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Zero-Coupon Bonds and Stripped Securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. "Stripped" securities are debt securities whose interest coupons have been separated from the security and are sold separately.  With respect to zero-coupon bonds and the "principal-only" components of stripped securities, the buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

An Underlying Fund's investment in zero-coupon or stripped securities may cause it to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold.

Money Market and Other Short-Term Debt Obligations. Some of the Underlying Funds can invest in a variety of high quality money market instruments and other short-term debt obligations, under both normal market conditions and for defensive purposes. Money market securities are high-quality, short-term debt instruments that are issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. "Banks" include commercial banks, savings banks and savings and loan associations. The following is a brief description of the types of money market securities and short-term debt obligations the Underlying Funds can invest in.

Bank Obligations. Some of the Underlying Funds can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

  obligations issued or guaranteed by a domestic bank or foreign bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a U.S. commercial bank with total assets of at least U.S. $1 billion.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

Bank obligations may have a limited market and may be deemed "illiquid" unless the obligation, including principal amount plus accrued interest, is payable within seven days after demand.

Some of the Underlying Funds can make time deposits. These are non-negotiable deposits in a bank for a specified period of time at a state interest rate. They may be subject to early withdrawal notices and penalties. Time deposits that are subject to early withdrawal penalties, other than those maturing in seven days or less, are also subject to an Underlying Fund's limits on illiquid investments.

Participation Interests in Loans. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the purchasers other than to pay them the proportionate amount of the principal and interest payments they receive.

Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the income may be reduced and the value of that participation interest might also decline. If the issuing financial institution fails to perform its obligations under the participation agreement, purchasers might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. Participation interests are generally illiquid and are subject to restrictions on illiquid securities.

For specific limitations on the Underlying Funds' investments in participation interests, refer to the SAI for each Underlying Fund.

Variable Amount Master Demand Notes. Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

These notes are direct lending arrangements between the lender and borrower and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payments on demand. The Manager will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments in illiquid securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose vehicles and are backed by the loans, receivables or other assets that make up the pool. The income from the pool is passed through to the investor in the asset-backed security. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool and may also be subject to prepayment and extension risks. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market's perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of the underlying loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans may be subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

Commercial Paper. Commercial paper is short-term, unsecured, promissory notes of domestic or foreign companies that is rated in the three top rating categories of a nationally recognized statistical rating organization.

Ratings of Securities - Portfolio Quality, Maturity and Diversification. Rule 2a-7 of the Investment Company Act places restrictions on a money market fund's investments. Under that Rule, the Money Market Fund may purchase only those securities that the Manager, under procedures approved by the Money Market Fund's Board (the "Board"), has determined have minimal credit risks and are "Eligible Securities." The rating restrictions described in the Prospectus and this SAI do not apply to banks in which the Money Market Fund's cash is kept.

An "Eligible Security" is one that has a remaining maturity of 397 calendar days or less and has been rated in one of the two highest short-term rating categories for short-term debt obligations by any two "nationally recognized statistical rating organizations," if two such organizations have rated it. The term "nationally recognized statistical rating organization" is defined in Rule 2a-7 and is referred to as a "Rating Organization" in this SAI. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager, subject to review by the Money Market Fund's Board, to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an "Eligible Security" under Rule 2a-7.

Rule 2a-7 permits the Money Market Fund to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by two Rating Organizations, if two such organizations have rated it. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be determined to be First Tier Securities.

Under Rule 2a-7, the Money Market Fund may invest up to only 3% of its total assets in "Second Tier Securities." Those are Eligible Securities that are not "First Tier Securities" as described above. In addition, the Money Market Fund may not invest more than:

  5% of its total assets in the securities of any one issuer (other than U.S. Government Securities, as defined below); provided, however, that the Money Market Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Money Market Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time; or
   one half of one percent of its total assets in Second Tier Securities of any one issuer (other than U.S. Government Securities, as defined below).

Under Rule 2a-7, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of not more than 60 days, a weighted average life to maturity of not more than 120 days and any single portfolio investment may not exceed 397 calendar days remaining to maturity unless subject to a qualifying demand feature. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Money Market Fund's procedures and with this Rule.

If a security's credit rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Fund's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Money Market Fund to dispose of it.

If the Money Market Fund disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Money Market Fund to dispose of the security.

The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission ("SEC") are A.M. Best Company, Inc., Dominion Bond Rating Service Limited, Standard & Poor's Ratings Services (a division of the McGraw-Hill Companies), Moody's Investors Service, Inc., Fitch, Inc., Japan Credit Rating Agency, Ltd., Rating and Investment Information, Inc., Egan-Jones Rating Co., LACE Financial, Inc. and Realpoint LLC. Appendix B to this SAI contains descriptions of the rating categories of some of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described herein.

Time Deposits and Other Bank Obligations. The types of "banks" whose securities Money Market Fund may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. Money Market Fund may also buy securities of "foreign banks" that are:

  foreign branches of U.S. banks (which may be issuers of "Eurodollar" money market instruments),
  U.S. branches and agencies of foreign banks (which may be issuers of "Yankee dollar" instruments), or foreign branches of foreign banks.

Money Market Fund may invest in fixed time deposits. These are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, Money Market Fund's investments in time deposits that are subject to penalties (other than time deposits maturing in less than 7 days) are subject to the 10% investment limitation for investing in illiquid securities, set forth in "Illiquid and Restricted Securities" in the Prospectus.

Money Market Fund will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign bank with total assets of at least $30.0 billion. Those asset requirements apply only at the time the obligations are acquired.

Insured Bank Obligations. The Federal Deposit Insurance Corporation insures the deposits of banks and savings and loan associations up to $250,000 per investor. Within the limits set forth in its Prospectus, Money Market Fund may purchase bank obligations that are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $250,000 per bank. If the principal amount and accrued interest together exceed $250,000, then the accrued interest in excess of that $250,000 will not be insured.

Bank Loan Participation Agreements. Money Market Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in its Prospectus as to investments in illiquid securities. If Money Market Fund invests in bank loan participation agreements, they are not expected to exceed 2.5% of Money Market Fund's total assets. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, Money Market Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, Money Market Fund may experience a reduction in income.

Money Market Intruments. Money market securities are high-quality, short-term debt instruments that are issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The investments of a fund that is classified as a "money market fund" must comply with the credit rating and other provisions of Rule 2a-7 under the Investment Company Act. To qualify as an "Eligible Security" under the Rule 2a-7 credit rating requirements, a security must: (a) have received a rating in one of the two highest short-term rating categories by any two "nationally recognized statistical rating organizations" as defined in Rule 2a-7 ("NRSRO"), or, if only one NRSRO has rated that security, have received a rating in one of the two highest short-term rating categories by that NRSRO; or (b) be guaranteed, and either that guarantee or the party providing that guarantee me ets the requirements in (a); or (c) be an unrated security that is either issued by an issuer having another similar security that meets the above requirements, or is judged by the Manager to be of comparable quality to investments that meet those requirements.

Mortgage-Related Debt Securities. Mortgage-related securities are a form of derivative fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include CMOs, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. Government may have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities have interest rates that move in the opposite direction from changes in general interest rates, based on changes in a specific interest rate index. The changes in those interest rates may also occur at a multiple of the changes in the index. Although the value of a mortgage-related security may decline when interest rates rise, the opposite is not always the case. In addition, the values of mortgage-related debt securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them and by changes in government regulations and tax policies.

Mortgage Prepayment and Extension Risks. In periods of declining interest rates, mortgages are more likely to be prepaid and a mortgage-related security's maturity may be shortened by unscheduled prepayments on the underlying mortgages. If principal is returned earlier than expected, that money may have to be reinvested in other investments having a lower yield than the prepaid security. Because of these risks, mortgage-related securities may be less effective as a means of "locking in" attractive long-term interest rates and they may have less potential for appreciation during periods of declining interest rates than conventional bonds.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. If a mortgage-related security has been purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security as a result of interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, an Underlying Fund may fail to recover its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments may effectively lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on mortgage-related securities were to decrease broadly, an Underlying Fund's effective duration and therefore its sensitivity to interest rates, would increase.

Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

  pass-through certificates issued or guaranteed by Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), or Federal Home Loan Mortgage Corporation ("Freddie Mac"),
  unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, unsecuritized conventional mortgages,
  other mortgage-related securities, or
  any combination of these.

Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed-rate CMOs or floating rate CMOs.

Mortgage-Related Stripped Securities. Mortgage-related pass-through certificates or CMOs may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case, all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the purchasers might not fully recoup their investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Forward Rolls. In a "forward roll" transaction (also referred to as a "mortgage dollar roll"), an investor sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income in excess of the yield on the securities that have been sold.

During the period between the sale and the repurchase, the seller is not entitled to receive interest and principal payments on the securities that have been sold. It is also possible that the market value of the securities may decline below the repurchase price of the securities or that the counterparty might default in its obligations.

Underlying Funds may only enter into "covered" forward rolls. Throughout the time period of a transaction, an Underlying Fund will identify liquid assets on its books in an amount equal to its payment obligation.

Privately-Issued Commercial Mortgage-Related Securities. Commercial mortgage-related securities issued by private entities are generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risks of the issuer and of the underlying loans. These securities typically are structured to provide protection to investors in senior classes by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

U.S. Government Securities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government and are subject to relatively little credit risk. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may be guaranteed or supported by the "full faith and credit" of the United States or may be backed by the right of the issuer to borrow from the U.S. Treasury or by the discretionary authority of the U.S. Government to purchase the agencies' or instrumentalities' obligations. Others are supported only by the credit of the agency or instrumentality. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency or instrumentality issuing the obligation for repayment.

U.S. Treasury Obligations. These securities are directly issued by the U.S. Treasury. They include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one year and up to ten years when issued), Treasury bonds (which have maturities of more than ten years when issued), and Treasury Inflation-Protection Securities. Other U.S. Treasury obligations include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank and zero-coupon U.S. Treasury securities. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates.

Treasury Inflation-Protection Securities ("TIPS"). TIPS are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. Government, such as Government National Mortgage Association pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds and Federal Home Loan Mortgage Corporation obligations.

Mortgage-Related U.S. Government Securities.  A variety of mortgage-related securities are issued by U.S. Government agencies or instrumentalities. Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities. The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. Government agency or instrumentality or mortgage loans insured by a U.S. Government agency.

Some mortgage-related securities issued by U.S. Government agencies, such as Government National Mortgage Association pass-through mortgage obligations ("Ginnie Maes"), are backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow from the U.S. Treasury under certain circumstances (for example, "Fannie Mae" bonds issued by Federal National Mortgage Association and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks).

In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of the Treasury also entered into a new secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the U.S. Treasury will ensure that each company maintains a positive net worth.

Government National Mortgage Association ("Ginnie Mae") Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. Ginnie Mae's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration (the "FHA") or the Farmers Home Administration (the "FMHA") or guaranteed by the Veterans Administration (the "VA").

Ginnie Mae obligations are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Mae certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

Ginnie Maes are guaranteed as to timely payment of principal and interest. In giving that guaranty, Ginnie Mae expects that payments received by the issuers on account of the mortgages backing the Ginnie Mae certificates will be sufficient to make the required payments of principal and interest. However, if those payments are insufficient, the guaranty agreements between the issuers of the certificates and Ginnie Mae require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, Ginnie Mae will do so.

Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by Ginnie Mae as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Ginnie Mae is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

Ginnie Mae certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Mae certificates do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against Ginnie Mae. Holders of Ginnie Mae certificates have no security interest in or lien on the underlying mortgages.

Monthly payments of principal will be made, and additional prepayments of principal may be made, with respect to the mortgages underlying the Ginnie Maes. All of the mortgages in the pools relating to Ginnie Mae are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on one-to-four-family dwellings underlying certain Ginnie Mae certificates have a stated maturity of up to thirty (30) years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

Federal National Mortgage Association ("Fannie Mae") Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitment of the U.S. Treasury.

Federal Home Loan Mortgage Corporation ("Freddie Mac") Certificates. Freddie Mac, a corporate instrumentality of the United States, issues Freddie Mac certificates representing interests in mortgage loans. Freddie Mac guarantees to each registered holder of a Freddie Mac certificate timely payment of the amounts representing a holder's proportionate share in:

  interest payments less servicing and guarantee fees,
  principal prepayments, and
  the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the Freddie Mac certificate, in each case whether or not such amounts are actually received.

The obligations of Freddie Mac under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitment of the U.S. Treasury.

Foreign Securities. Foreign securities include equity and debt securities of issuers organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governmental or by supra-national entities. They may also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Securities denominated in foreign currencies issued by U.S. companies may also be considered to be "foreign securities." Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets may not be considered "foreign securities" because they are not subject to many of the special considerations and risks that apply to foreign securities held and traded abroad. Foreign securities may be traded on foreign securities exchanges or in foreign over-the-counter markets.

For specific information on the types of securities that an Underlying Fund considers "foreign securities," and any limitations on the total amount of an Underlying Fund's assets that can be invested in foreign securities, please refer to the Underlying Fund's Prospectus and SAI.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in a wider range of issuers, in countries with economic policies or business cycles that differ from those in the U.S. and in markets that often do not move parallel to U.S. markets. Because of these features, foreign investments may reduce portfolio volatility.

The percentage of assets allocated to foreign securities may vary over time depending on a number of factors including the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of foreign financial markets, the interest rate climate in particular foreign countries, and the relationship of foreign currencies to the U.S. dollar. The Manager may analyze fundamental economic criteria, for example: relative inflation levels and trends, growth rate forecasts, balance of payments status, interest rates, market conditions, currency values, trade barriers, social and political factors, and economic policies.

Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

Foreign Debt Securities.  Foreign debt securities include securities issued by foreign governments and companies as well as by "supra-national" entities or their agencies or instrumentalities. Investment in the debt securities of a foreign government or its agencies and instrumentalities ("foreign sovereign debt") may involve a high degree of risk. Foreign sovereign debt obligations may or may not be supported by the full faith and credit of the foreign government. Because of political or economic constraints, the government entity that issued the debt security may not be willing or able to pay interest or repay principle when due. In such a situation, it may request rescheduling the debt or extending further loans to the entity. If a foreign government entity defaults on a debt obligation, there may be few or no legal remedies available for collecting the amounts due.

Debt securities issued by certain "supra-national" entities include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. The governmental members of those supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent governments will continue to be able or willing to honor their capitalization commitments.

Risks of Foreign Investing. Investments in foreign securities present special risks and considerations not usually associated with investments in U.S. securities. Those may include:

  a lack of public information about foreign issuers;
  lower trading volume and less liquidity in foreign securities markets than in U.S. markets;
  greater price volatility in foreign markets than in U.S. markets;
  less government regulation of foreign issuers, exchanges and brokers than in the U.S.;
  a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;
  fluctuations in the value of foreign investments due to changes in currency rates;
  the expense of currency exchange transactions;
  greater difficulties in pricing securities in foreign markets;
  foreign government restrictions on investments by U.S. and other non-local entities;
  higher brokerage commission rates than in the U.S.;
  increased risks of delays in clearance and settlement of portfolio transactions;
  unfavorable differences between the U.S. economy and some foreign economies;
  greater difficulty in commencing and pursuing lawsuits or other legal remedies;
  less regulation of foreign banks and securities depositories;
  increased risks of loss of certificates for portfolio securities;
  government restrictions on the repatriation of profits or capital or other currency control regulations;
  the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
  the reduction of income by foreign taxes.

Foreign securities are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those securities. Generally, when the U.S. dollar increases in value against a foreign currency, a security denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency is worth more in U.S. dollars.

In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Foreign mutual funds investments may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment.

Other types of foreign corporations may also be considered PFICs if their percentage of passive income or passive assets exceeds the limits described above. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Although every effort is made to ensure compliance with federal tax reporting requirements for these investments, foreign corporations that are PFICs for federal tax purposes may not always be recognized as such.

       Special Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but also have greater risks than more mature foreign markets. Emerging and developing market countries may be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems.

  Transaction Settlement. Settlement procedures in developing markets may differ from those of more established securities markets. Settlements may also be delayed by operational problems. Securities issued by developing countries and by issuers located in those countries may be subject to extended settlement periods. Delays in settlement could result in temporary periods during which some assets are uninvested and no return is earned on those assets. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to t he purchaser.
  Price Volatility. Securities prices in developing markets may be significantly more volatile than is the case in more developed nations of the world. In particular, countries with emerging markets may have relatively unstable governments. That presents the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets. These countries may have less protection of property rights than more developed countries. The economies of developing countries may be predominantly based on only a few industries and, as such, may be highly vulnerable to changes in local or global trade conditions.
  Less Developed Securities Markets. Developing market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Therefore, prompt liquidation of substantial portfolio holdings may be difficult at times. As a result, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.
  Government Restrictions. In certain developing countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Also, a government might impose temporary restrictions on remitting capital abroad if the country's balance of payments deteriorates, or it might do so for other reasons. If government approval were delayed or refused, income or capital gains may not be able to be transmitted to the United States. Additionally, the imposition of restrictions on investments by foreign entities might result in less attractive investment opportunities or require the sale of existing investments.
  Privatization Programs. The governments in some developing countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. Privatization programs may offer opportunities for significant capital appreciation, in the appropriate circumstances. However, in certain developing countries, the ability of foreign entities to participate in privatization programs may be limited by local law. Additionally, the terms on which a foreign entity might be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that privatization programs will be successful.

Derivatives and Hedging. Derivative instruments may be used for liquidity, to seek income or for hedging purposes. Some of the types of derivative instruments and hedging strategies the Fund may use are:

  futures
  put and call options
  currency options
  options on futures
  forward contracts
  swaps
  swaptions
  indexed-linked notes
  currency-linked notes
  "structured" notes
  equity-linked debt securities
  convertible notes

Derivatives can be used to attempt to hedge against declines in the market value of portfolio securities, to preserve unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. They can also be used to establish a position in the securities market as a temporary substitute for purchasing particular securities or to seek to benefit from an anticipated rise in their market value. In that case, the securities would normally be purchased and then the derivative position would be terminated. Hedging strategies are intended to reduce losses but they may also cause losses or limit gains if the hedging instrument or strategy does not perform as anticipated.

The Underlying Funds are not obligated to use hedging, even though they may be permitted to do so. The Underlying Funds may use derivatives and hedging to the extent consistent with their respective investment objectives, internal risk management guidelines adopted by the Manager (as they may be amended from time to time), and as otherwise set forth in an Underlying Fund's prospectus or SAI. An Underlying Fund can employ other derivatives or hedging instruments and strategies, including new ones that are developed, if those investments or strategies are consistent with its investment objective and are permissible under applicable regulations governing the Underlying Fund. For any limitations on an Underlying Fund's investments in derivatives, please refer to its Prospectus and SAI.

Futures. Futures contracts may relate to (1) an individual stock ("single stock futures"), (2) a debt security (these are referred to as "interest rate futures"), (3) broadly-based stock indices ("stock index futures"), (4) bond indices (these are referred to as "bond index futures"), (5) other broadly based securities indices (these are referred to as "financial futures"), (6) foreign currencies (these are referred to as "forward contracts"), or (7) commodities (these are referred to as "commodity futures").

Single Stock Futures. A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security of an issuer to settle the futures transaction. Either party may also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, and contracts are typically not transferable between the exchanges.

Interest Rate Futures. An interest rate future obligates the seller to deliver cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

Stock Index Futures. A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. The buyer or seller of a stock index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the relative values of the underlying stocks that are included in the index over the term of the contract. A stock index cannot be purchased or sold directly.

Bond Index Futures. Bond index futures are contracts based on the future value of a basket of fixed-income securities that comprise the index. The seller or buyer of a bond index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the values of the fixed-income securities that are included in the index over the term of the contract. A bond index cannot be purchased or sold directly.

Financial Futures. Financial futures are based on the value of the basket of securities that comprise an index. These contracts obligate the buyer or seller to pay cash to settle the futures transaction, based on the fluctuation of the index's value in response to the change in the relative values of the underlying securities that are included in the index over the term of the contract. No delivery of the underlying securities is made to settle the futures contract. Either party may also settle the transaction by entering into an offsetting contract.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. They are discussed below in the section "Buying and Selling Options on Foreign Currencies."

Commodity Futures. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which include gold, platinum and silver. Some Underlying Funds can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

These futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. No money is paid or received on the purchase or sale of a future. Upon entering into a futures transaction, the purchaser is required to deposit an initial margin payment for the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the custodian bank in an account, registered in the futures broker's name, that the futures broker can gain access to only under specified conditions. As the future is marked-to-market (that is, its value on the books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or from the futures broker daily.

At any time prior to expiration of the future, the purchaser may elect to close out its position, at which time a final determination of variation margin is made and any cash in the margin account must be paid or released. The purchase then realizes any loss or gain on the futures transaction for tax purposes.

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Options may be exchange-traded or over-the-counter and include securities options, index options, currency options, commodities options, and options on futures.

Selling Covered Call Options.   If an Underlying Fund sells ("writes") a call option, it must be "covered." That means that while the call option is outstanding, the Underlying Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised.

        A call option on a security is an agreement to sell an underlying security to the call purchaser at a fixed price (the "exercise price") regardless of changes in the market price of that security during a call period of usually not more than nine months. Call options are sold for a cash payment (a premium). The exercise price is usually higher than the price of the security at the time the call is sold. The seller bears the risk that the price of the underlying security may increase during the call period, requiring it to sell the security for less than the market value at the time. That risk may be offset to some extent by the premium the seller receives. If the market value of the security does not rise above the exercise price during the call period, the call generally will not be exercised. In that case the seller retains the underlying security and realizes a pr ofit from the cash premium it received. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders.

        A call on an index, is also sold for a cash premium. If the buyer exercises an index call option, the seller is required to pay an amount equal to the difference between the market value of the index and the exercise price, multiplied by a specified factor. If the value of the underlying index does not rise above the call price, it is unlikely that the call will be exercised. In that case the seller would keep the cash premium without being obligated to make any payments to the purchaser of the call.

        A custodian bank, or a securities depository acting for the custodian bank, may act through the Options Clearing Corporation ("OCC") as the escrow agent for securities that are subject to a call option. The OCC will only release those securities when the call option expires or when the seller enters into a closing transaction. No margin is required for those transactions.

        When an Underlying Fund sells an option over-the-counter ("OTC"), it will normally enter into an arrangement with a securities dealer to establish a formula price at which an Underlying Fund will have the absolute right to repurchase that option. The formula price will generally be based on a multiple of the premium received for the option, any difference between the exercise price and the market price of the underlying security (that is, the amount that the option is "in the money"). The Underlying Fund will treat the mark-to-market value of the option as illiquid (for purposes of its restriction on holding illiquid securities) unless it is subject to such a buy-back agreement.

        A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. To do so, at the time the call must be covered by identifying an equivalent dollar amount of liquid assets. If the value of the segregated assets drops below 100% of the current value of the future, additional liquid assets must be identified. Because of this requirement, in no circumstances would an exercise notice as to that future require delivery on a futures contract. It would simply create a short futures position, which is permitted by applicable hedging policies.

Writing Uncovered Call Options on Futures Contracts. Some of the Underlying Funds may write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Underlying Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Underlying Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Underlying Fund receipt of an exercise notice as to that future require the Underlying Fund to deliver a futures contract. It would simply put the Underlying Fund in a short futures position, which may be permitted by the Underlying Fund's hedging policies.

Selling Put Options. A put option on a security or a securities index gives the purchaser the right, during the option period, to sell the underlying investment to the seller at the exercise price. When selling (writing) a put option on a security, the option must be covered by the Fund by identifying liquid assets with a value equal to or greater than the exercise price of the put option, to secure the obligation. In this case the Fund forgoes the opportunity to invest, sell or write calls against the identified assets.

The seller of a put is obligated to buy the underlying investment at the exercise price even if the market value of the investment falls below that price. If the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option is not exercised, the seller would realize a gain of the amount of the premium received less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed the market value of the underlying investment at that time. In that case, the seller could incur a loss. If the underlying investment is resold at that time, the loss would be equal to the exercise price and any transaction costs minus the amount of the premium received and the amount the seller received from the resale of the underlying investment. Settlement of a put on an index is in cash rather tha n by delivery of the underlying investment. Any profits earned by the Fund from writing put options are considered short-term capital gains for federal income tax purposes, and are taxable as ordinary income when distributed to shareholders.

Purchasing Call Options . A call option may be purchased by the Fund to seek to benefit from an anticipated rise in a particular security or in a securities index. The purchaser pays a premium for a call option. The purchaser then has the right to buy the underlying investment during the call period at a fixed exercise price. The purchaser benefits only if, during the call period, the market price of the underlying investment rises above the exercise price plus the transaction costs and the premium paid for the call or if the call option is resold at a profit. If the purchaser does not exercise the call option or resell it (whether or not at a profit), the option becomes worthless on its expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any gain on the transaction.

Settlement of a call on an index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on changes to the prices of the securities that make up the index.

Purchasing Put Options . A put on a security or securities index may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment. The purchaser pays a premium for the right to sell the underlying investment at a fixed exercise price during the put period. If the market price of the underlying investment remains above or equal to the exercise price, the put will generally not be exercised or resold and will become worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realize any benefit from the right to sell the underlying investment. If the purchaser resells a put prior to its expiration date, it may or may not realize a profit on that sale.

A put may also be purchased on an investment the buyer does not own. That would permit the purchaser to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment remains above or equal to the exercise price, the put would generally not be exercised and would become worthless on its expiration date.

Settlement of a put on a securities index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on the changes to the prices of the securities that make up the index.

Put and Call Options on Futures. A call on a futures contract may be sold by the Fund without owning the futures contract or securities deliverable under the contract. The call is covered by the Fund by identifying an equivalent dollar amount of liquid assets at the time the call is sold. If the value of the segregated assets drops below 100% of the current market value of the future, the Fund will identify additional liquid assets on its books. Therefore, the receipt of an exercise notice by the Fund as to a future would not require the delivery of the futures contract under any circumstances. It would, however, put the Fund in a short futures position, which is permitted under applicable hedging policies.

A put option on a future may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells the put prior to its expiration, it may or may not realize a profit on that resale.

A put option may also be purchased by the Fund on a future it does not own. That would permit the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Additional Information About the Funds' Investment Policies and Risks Pt. II

Closing Transactions. To close out a call option it has sold, an Underlying Fund may buy a corresponding call option or it may sell a put option that it had previously bought to close out that transaction. These transactions are referred to as "closing transactions." If the seller cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable seucirites until the call expires or is exercised.

The seller may also use a closing transaction for a put option it has sold, either to realize a profit or to avoid purchasing the underlying security. A closing transaction would also permit an Underlying Fund to sell the security or to sell another put option on the security. The seller may only terminate a put option before it receives an exercise notice. The seller cannot effect a closing purchase transaction once an exercise notice has been assigned.

If the premium the seller received on the option it sold was more than the price of the option to close out the transaction plus the transaction costs, the seller will realize a profit. If those costs are more than that amount, it will realize a loss. Any profits on closing transactions are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders. Gain or loss on an option on an index or a future would depend on changes in the prices of the securities that make up the index or changes in the price of the underlying investment or the futures markets generally. If, due to the lack of a market, the seller cannot buy an option to close out an option it has sold, it will need to hold the option until it expires or is exercised.

Options and Futures on Foreign Currencies. Put and call options and futures contracts on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities an Underlying Fund owns and against increases in the dollar cost of foreign securities an Underlying Fund anticipates buying. Although an Underlying Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

Buying and Selling Options on Foreign Currencies. Put and call options on foreign currencies include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options.

If the value of a foreign currency rises against the U.S. dollar, the cost of securities denominated in that currency increases. The increased cost of those securities may be partially offset by purchasing calls or selling puts on the foreign currency. If the value of a foreign currency against the U.S. dollar falls, the dollar value of portfolio securities denominated in that currency would decline. That decline might be partially offset by selling calls or purchasing puts on the foreign currency. If the currency rate fluctuates in an adverse direction from the option position, however, the option premium payments and transaction costs would have been incurred without a corresponding benefit.

A call on a foreign currency could be sold to provide a hedge against a decline in the U.S. dollar value of a security denominated in that currency or in a different currency (known as a "crosshedging" strategy).  A call on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. The Fund may also cover the option by maintaining identified cash, U.S. Government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option.

Foreign Currency Forward Contracts. Foreign currency futures contracts are known as "forward contracts." They are used to buy or sell foreign currency for future delivery at a fixed price.  They are used to "lock in" the U.S. dollar price of a security denominated in a foreign currency that an Underlying Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Forward Contract Strategies. Under a forward contract, an Underlying Fund agrees to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. The costs of engaging in forward contracts varies depending on factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

A forward contract might be used to provide for the purchase or sale of the amount of foreign currency involved in the purchase or sale of a security denominated in a foreign currency, or for dividend payments that may be received in a foreign currency. This is called a "transaction hedge." The transaction hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities, but it does fix a rate of exchange in advance.

If it is anticipated that a foreign currency might suffer a substantial decline against the U.S. dollar, forward contracts could be used to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." To try to protect against a substantial decline of the U.S. dollar against a foreign currency, a forward contract to buy that foreign currency for a fixed dollar amount could be used. Alternatively, an Underlying Fund could enter into a forward contract to sell a different foreign currency an Underlying Fund believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

In some cases, at or before the maturity of a forward contract, an Underlying Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency an Underlying Fund is obligated to deliver, an Underlying Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security exceeds the amount of foreign currency an Underlying Fund is obligated to deliver, an Underlying Fund might have to sell some of the foreign currency on the spot market. There would be additional transaction costs for the spot market transactions in those cases.

Alternatively the contractual obligation to deliver the currency may be offset by purchasing a second contract to obtain, on the same maturity date, the same amount of the currency as the currency obligation. Similarly, a forward contract purchase obligation may be closed out by entering into a second contract to sell the same amount of the same currency on the maturity date of the first contract. The gain or loss would be realized as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

Forward Contract Limitations. An Underlying Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate an Underlying Fund to deliver an amount of foreign currency in excess of the value of an Underlying Fund's portfolio securities or other assets denominated in that currency (or another currency that is the subject of the hedge). However, an Underlying Fund can maintain a net exposure to forward contracts in excess of the value of an Underlying Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. As one alternative, an Underlying Fund could purchase a call option permitting an Underlying Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contra ct price. As another alternative, an Underlying Fund could purchase a put option permitting an Underlying Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. An Underlying Fund could also cover its short positions by identifying assets on its books equal to the aggregate amount of an Underlying Fund's commitment under forward contracts or the excess amount of those obligations.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date a forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing losses on those contracts and additional transaction costs. The use of forward contracts might reduce performance if there are unanticipated changes in currency prices.

Forward Contract Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency at one rate, while offering a lower rate for purchasing that currency. Because these contracts are not traded on an exchange, the credit and performance risk of the counterparty must also be evaluated.

Swaps. A "swap" is a contract under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at a specified date or dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap an asset for cash at only one forward date. Swap transactions may also have more than one period and therefore more than one exchange of assets. If the term of a swap is for more than one period, the purchaser may make payments at an adjustable or "floating" rate. With a floating rate fee, the payments are based on a rate such as the London Interbank Offered Rate ("LIBOR"), and are adjusted each period. If the LIBOR or other reference rate increased over the term of the swap, the fee would increase at each swap reset date.

Swap transactions with certain counterparties may be entered into pursuant to master netting agreements. A master netting agreement provides that all swaps done between the parties shall be regarded as parts of an integral agreement. On any date, the amounts payable to or from each party in respect to one or more swap transactions in the same currency will be combined and the parties will receive or be obligated to pay the net amount. A master netting agreement may also provide that if a party defaults on one swap, the other party can terminate all of the swaps with that counterparty. If there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each terminated swap (i.e., the mark-to-market value at the time of termination of each swap). The gains and losses on all swaps are netted, and the result is the co unterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

Interest Rate Swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive for fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.

Total Return Swaps. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. In a total return swap, the purchaser will receive the price appreciation of an index, a portion of an index, or a single asset in exchange for paying an agreed-upon fee.

Credit Default Swaps. Credit default swaps may be acquired, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to seek protection against the risk that a security will default. Credit default swaps may be on a single security, or on a basket of securities. The purchaser pays a fee and receives a fixed payment during the life of the swap. A credit default swap may represent a short position (also known as "buying credit protection") or a long position (also known as "selling credit protection").

A short position in a credit default swap might be used to hedge a long portfolio position to seek to decrease exposure to a specific issuer. For corporate issues, a short credit default swap may only be entered into with respect to a currently owned security. However, if the short credit default swap is against sovereign debt, the ownership may be in reference to: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

If there is a credit event (bankruptcy, failure to timely pay interest or principal, a restructuring or other specified occurrence) with respect to a short position in a credit default swap, an Underlying Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Taking a long position in a credit default swap note increases the exposure to the specific issuers. If there is a credit event with respect to a long credit default swap position, the swap counterparty will deliver the bonds and the purchaser will pay the counterparty the par amount. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

The risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation.

Swaptions.   A swaption is a contract that gives the holder the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. In return, the purchaser pays a "premium" to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Risks of Swap Transactions. Swaps involve the risk that the value of the asset will not perform as expected. Swaps also involve credit risk, which is the risk that the counterparty might default. If the counterparty defaults, the purchaser might lose the amount of any contractual payments that it has not received. The Manager will monitor the creditworthiness of counterparties to swap transactions on an ongoing basis. Although the swap market is well-developed for primary participants, there is only a limited secondary market. Swaps are not traded or listed on an exchange and over-the-counter trading of existing swap contracts is limited. Therefore, if the Underlying Fund wishes to sell its swap contract to a third party, it may not be able to do so at a favorable price.

Regulatory Risks of Swap Transactions. Qualifying swap transactions are excluded from regulation under the Investment Company Act and the regulations thereunder. Additionally, swap contracts have not been determined to be securities under the rules promulgated by the SEC. Consequently, swap contracts are not regulated by either the CFTC or the SEC, and swap participants may not be afforded the protections of the Commodity Exchange Act or the federal securities laws. To reduce this risk, an Underlying Fund will only enter into swap agreements with counterparties who use standard International Swap and Dealers Association, Inc. ("ISDA") contract documentation. ISDA establishes industry standards for the documentation of swap agreements. Virtually all principal swap participants use ISDA documentation because it has an established set of definitions, contract terms and counterparty obligations, including provisions for master netting agreements. See Appendix D to this SAI for more information on qualifying swap transactions.

"Structured" Investments.  "Structured" investments are financial instruments and contractual obligations designed to provide a specific risk-reward profile. A structured instrument is generally a hybrid security (often referred to as "hybrids") that combines characteristics of two or more different financial instruments. The terms of these investments may be contractually "structured" by the purchaser and the issuer (which is typically associated with an investment banking firm) of the instrument. Structured investments may have certain features of equity and debt securities, but may also have additional features. The key characteristics of structured investments are:

  They change the risk or return on an underlying investment asset (such as a bond, money market instrument, loan or equity security), or
  They may replicate the risk or return of an underlying investment asset.
  They typically involve the combination of an investment asset and a derivative.
  The derivative is an integral part of the structure, not just a temporary hedging tool.

The returns on these investments may be linked to the value of an index (such as a currency or securities index) or a basket of instruments (a portfolio of assets, such as, high yield bonds, emerging market bonds, equities from a specific industry sector, a broad-based equity index or commodities), an individual stock, bond or other security, an interest rate, or a commodity. Some of the types of structured investments are:

  Equity-linked notes
  Index-linked notes
  Inflation-linked notes
  Commodity-linked notes
  Credit-linked notes
  Currency-linked notes

The values of structured investments will normally rise or fall in response to the changes in the performance of the underlying index, security, interest rate or commodity. Certain structured investments may offer full or partial principal protection, or may pay a variable amount at maturity, or may pay a coupon linked to a specific security or index while leaving the principal at risk. These investments may be used to seek to realize gain or limit exposure to price fluctuations and help control risk.

Depending on the terms of the particular instrument, structured investments may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured notes are subject to credit risk with respect to the issuer of the instrument and, for structured debt investments, might also be subject to credit risk with respect to the issuer of the underlying investment. For notes that do not include principal protection (a form of insurance), a main risk is the possible loss of principal. There is a legal risk involved with holding complex instruments, where regulatory or tax considerations may change during the term of a note. Some structured investments may create leverage, which involves additional risks.

If the underlying investment or index does not perform as anticipated, the investment might not result in a gain or may cause a loss. The price of structured investments may be very volatile and they may have a limited trading market, making it difficult for an Underlying Fund to value them or sell them at an acceptable price. Usually structured investments are considered illiquid investments for purposes of limits on those investments.

Equity-Linked Notes. Equity-linked debt securities pay interest at a fixed rate until they mature, which is usually in one to four years. The principal amount that they pay at maturity is not a fixed amount, however. It is calculated based on the performance of a specified equity security. The principal amount is typically adjusted for events such as stock splits, stock dividends and certain other events that affect the linked equity security but is not adjusted for any additional issuance of equity securities of the type to which it is linked. Equity-linked debt securities are subject to equity market risks and their value generally fluctuates with the price of the linked security, although these securities are generally less volatile than the equity securities to which they are linked. Because the amount of principal is based on the value of a different security, equity-linked debt securities are considered to b e a type of derivative.

Index-Linked Notes . Index-linked notes are debt securities whose principal and/or interest payments depend on the performance of an underlying index. This type of indexed security offers the potential for increased income or principal payments but involves greater risk of loss than a typical debt security of the same maturity and credit quality.

Currency-Linked Notes . Currency-indexed securities are short- or intermediate-term debt securities whose value at maturity or interest payments are linked to the change in value of the U.S. dollar against the performance of a currency index or one or more foreign currencies. In some cases, these securities pay an amount at maturity based on a multiple of the amount of a currency's change against the dollar. If they are sold prior to their maturity, their price may be higher or lower than their purchase price as a result of market conditions or changes in the credit quality of the issuer.

Commodity-Linked Notes . A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of an underlying commodity-related variable that may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity future or option contract, a commodity index, or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer, and are negotiated with the issuer to obtain specific terms and features that are tailored to particular investment needs.

Qualifying Hybrid Instruments. "Qualifying hybrid instruments" are commodity-linked notes that are excluded from regulation under the Commodity Exchange Act and the rules thereunder and that are therefore are not considered to constitute a "commodity pool." They must meet the certain specific legal requirements. More information regarding qualifying hybrid instruments is included in Appendix C to this SAI.

Risks of Derivatives and Hedging Instruments. The use of derivatives and hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If an Underlying Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, an Underlying Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, an Underlying Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Futures Market Risk. The ordinary differences between prices in the cash markets and the futures markets are subject to distortions, due to differences in the nature of those markets.

  Participants in the futures market are subject to margin deposit and maintenance requirements that may cause investors to close futures contracts through offsetting transactions, distorting the normal market relationships.
  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
  Speculators may consider that deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause price distortions.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if an Underlying Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within an Underlying Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Asset Coverage for Certain Investments and Trading Practices. Typically, a Fund's or Underlying Fund's investments in equity and fixed-income securities do not involve any future financial obligations. However, a Fund or Certain Underlying Funds (each referred to as a "fund" for purposes of this discussion of asset coverage) may make investments or employ trading practices that obligate the fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance may require earmarking or segregation by the fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the fund's obligations with respect to these strategies are not other wise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions, or by other means consistent with applicable regulatory policies. In some cases, SEC guidance permits the fund to cover its obligation by entering into an offsetting transaction.

For example, if a fund enters into a currency forward contract to sell foreign currency on a future date, the fund may cover its obligation to deliver the foreign currency by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the deliverable currency. Alternatively, the fund could cover its obligation by earmarking or otherwise segregating an amount of the foreign currency at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price received by the fund under the currency forward contract.

A fund's approach to asset coverage may vary among different types of swaps. With respect to most swap agreements (but excluding, for example, credit default swaps), the fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). Consequently the fund 's current obligations (or rights) under these swap agreements will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's current obligation, if any, under a swap agreement will generally be covered by earmarking or otherwise segregating cash or liquid securities having an aggregate net asset value at least equal to the accrued unpaid net amounts owed. To the extent that the obligations of the parties under these swaps are not calculated on a net basis, the amount earmarked or otherwise segregated will be the full amount of the fund's obligations, if any. Alternatively, the fund could cover its obligation by other means consistent with applicable regulatory policies.

With respect to credit default swaps, typically, if a fund enters into a credit default swap as the buyer of credit protection, then it will earmark or otherwise segregate an amount of cash or liquid securities at least equal to any accrued payment or delivery obligations under the swap. Alternatively, if a fund enters into a credit default swap as the seller of credit protection, then the fund will earmark or otherwise segregate an amount of cash or liquid securities at least equal to the full notional amount of the swap. Alternatively, the fund could cover its obligation by other means consistent with applicable regulatory policies.

Inasmuch as a fund covers its obligations under these transactions as described above, the Manager and the fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Earmarking or otherwise segregating a large percentage of a fund's assets could impede the Manager's ability to manage the fund's portfolio.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Tax Aspects of Certain Derivatives and Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by an Underlying Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules presc ribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

  gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables are accrued or expenses or other liabilities denominated in a foreign currency are accrued and the time an Underlying Fund actually collects such receivables or pays such liabilities, and gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to its shareholders.

Other Investments and Investment Strategies

The Underlying Funds may also use the following types of investments and investment strategies.

When-Issued and Delayed-Delivery Transactions. "When-issued" and "delayed-delivery" are terms that refer to securities whose documentation are available, and for which a market exists, but which are not available for immediate delivery to a purchaser. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. During the period between purchase and settlement, the buyer makes no payment to the issuer (or seller) of the security and no interest accrues to the buyer from the investment. Purchases on that basis are made when it is anticipated that the price at the time of the transaction is lower than the price will be at the time of delivery.

The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the purchase price. If the value of the security declines below the purchase price, the transaction may lose money.

The buyer relies on the other party to complete the when-issued or delayed-delivery transactions. The buyer will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the loss of an opportunity to obtain the security at an advantageous price or yield.

When-issued and delayed-delivery transactions can be used as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if rising interest rates or falling prices are anticipated, a portfolio security may be sold on a delayed-delivery basis to attempt to limit exposure to those occurrences. In periods of falling interest rates and rising prices, a purchase of securities on a when-issued or delayed-delivery basis may be used to obtain the benefit of currently higher cash yields.

An Underlying Fund engages in when-issued and delayed-delivery transactions for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although an Underlying Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to receive delivery, it may incur a gain or loss.

At the time of the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, an Underlying Fund records the transaction on its books and reflects the value of the security purchased in determining its net asset value. It also identifies liquid assets on its books at least equal to the amount of the purchase commitment until it pays for the investment. In a sale transaction, it records the proceeds to be received.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. An Underlying Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Borrowing and Leverage. The Fund may borrow money, to the extent currently permitted under the Investment Company Act, and any applicable rules, regulations or exemptions. If the Fund borrows it will create leverage. Leverage may increase the opportunity for return but also creates special risks and may be considered speculative. The use of leverage may make the Fund's share prices more volatile. Interest on money it borrows is an expense. If those expenses are higher than the income or capital appreciation on securities purchased with the borrowed funds, performance will be lower than it would have been if the Fund had not borrowed.

The Fund's borrowing will only be from banks and will not be for more than 33 1/3% of the value of its total assets, including the amount borrowed. If its borrowings exceed that amount, the Fund is required to reduce its bank debt to the extent necessary to comply with that requirement within three days. To do so, the Fund may need to sell securities at a time when it otherwise would not do so.

Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or if the Manager believes it is otherwise appropriate to reduce holdings in the Fund's principal investments, the Fund can invest in other types of securities for defensive purposes. It can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of shares, or to hold while waiting to invest cash received from the sale of its shares or portfolio securities.

These temporary defensive investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established nationally recognized statistical rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; and (vii) shares of Oppenheimer Institutional Money Market Fund.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are must comply with all applicable regulations and with the Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the securities lending procedures and applicable regulatory requirements (which are subject to change), a fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that a fund has received must at least equal the value of the loaned securities. If a fund receives cash collateral from the borrower, a fund may invest that cash in certa in high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. A fund will be responsible for the risks associated with the investment of cash collateral, including the risk that a fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit a fund to recall loaned securities on five business days' notice and a fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on a fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or a fund on 30 days' written notice.

Each Underlying Fund limits its loans of portfolio securities to not more than 25% of its net assets.

Portfolio Turnover. "Portfolio turnover" describes the rate at which the Funds and the Underlying Funds trade their portfolio securities. For example, if the Funds or Underlying Funds sold all of their securities during a one year period, their portfolio turnover rate would be 100%. The Funds' and Underlying Funds' portfolio turnover rates will fluctuate from year to year. It is not anticipated that the Funds will have a high portfolio turnover rate, however, the Underlying Funds may have a portfolio turnover rate of more than 100% annually.

Increased portfolio turnover may result in higher brokerage and transaction costs for the Underlying Funds, which may reduce their overall performance. Most of the Funds' portfolio transactions, however, should involve trades in the Underlying Funds that do not entail brokerage commissions. The realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders. The Funds and the Underlying Funds will normally distribute all of the capital gains they realize each year to avoid excise taxes under the Internal Revenue Code.

Investment Restrictions

Fundamental Policies.  The Funds and the Underlying Funds have adopted policies and restrictions to govern their investments. Under the Investment Company Act, "fundamental" policies are those policies that can be changed only by the vote of a "majority" of a Fund's or an Underlying Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Funds' investment objectives are not fundamental policies, but will not be changed without approval by the Fund's Board of Trustees and notice to shareholders. The investment objectives of the Underlying Funds may be fundamental or non-fundamental, according to the Prospectus and SAI of each Underlying Fund. Other policies described in the Funds' and/or the Underlying Funds' Prospectuses or SAIs, are fundamental only if they are identified as such. Each Fund's Board of Trustees and each Underlying Fund's Board of Directors or Trustees can change non-fundamental policies without shareholder approval. However, significant changes to a Fund's investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of each of the Funds:

  A Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of each Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies. For purposes of this restriction, a Fund's investments will be considered to be its pro rata portion of each Underlying Fund's portfolio securities.
  A Fund cannot invest 25% or more of its total assets in any one industry or in a group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.
  A Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund may not underwrite securities issued by others, except to the extent that such Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

Currently, under the Investment Company Act, and the Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. The Investment Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. To the extent that a Fund or an Underlying Fund has restrictions on or is not permitted to invest in real estate, real estate related securities and/or commodities, that information is set out in the investment restrictions in this section.

Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  A Fund may not invest in illiquid securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.

Currently, under the Investment Company Act, a mutual fund cannot invest in illiquid securities (i.e., securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party), if at the time of acquisition more than 15% of its net assets would be invested in such securities. The shares of the Underlying Funds are not illiquid investments under the Funds' policies or the applicable Investment Company Act rules and regulations.

Do the Underlying Funds Have Fundamental Policies? Each of the Underlying Funds has its own fundamental policies. Those policies may differ from the fundamental policies of the Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are fundamental policies of the Underlying Funds:

Capital Appreciation Fund:

  Capital Appreciation Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments issued of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Capital Appreciation Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Capital Appreciation Fund cannot borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Capital Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption there from that is applicable to Capital Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Capital Appreciation Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Capital Appreciation Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Capital Appreciation, as such statute, rules or regulations may be amended or interpreted from time to time.

Champion Income Fund:

  Champion Income Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of Champion Income Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Champion Income Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Under this policy, utilities are divided into "industries" according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries). Champion Income Fund can invest more than 25% in a group of industries.
  Champion Income Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Champion Income Fund may only borrow from banks and/or affiliated investment companies and only as a temporary measure for extraordinary or emergency purposes. Champion Income Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, Champion Income Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Champion Income Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  Champion Income Fund cannot invest in real estate or in interests in real estate. However, Champion Income Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Champion Income Fund cannot invest in commodities or commodity contracts. However, Champion Income Fund may buy and sell any of the hedging instruments permitted by its other investment policies, whether or not the hedging instrument is considered a commodity or commodity contract, subject to the restrictions and limitations on such investments specified in Champion Income Fund's Prospectus and SAI.
  Champion Income Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Champion Income Fund cannot issue "senior securities", but this does not prohibit certain investment activities for which assets of Champion Income Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Commodity Strategy Total Return Fund:

  Commodity Strategy Total Return Fund will not purchase the securities, commodity-linked notes and other instruments of any issuer if, as a result, 25% or more of the Commodity Strategy Total Return Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries. This restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them.
  Commodity Strategy Total Return Fund will invest 25% or more of its total assets in securities, commodity-linked notes and other instruments, including futures and forward contracts, related options and swaps, linked to one or more of the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors. The individual components of an index will be considered as separate industries for this purpose. Commodity Strategy Total Return Fund may also invest more than 25% of total assets in a group of industries.
  Commodity Strategy Total Return Fund will not issue any senior security. However, Commodity Strategy Total Return Fund may enter into commitments to purchase securities in accordance with the Commodity Strategy Total Return Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities. Additionally, Commodity Strategy Total Return Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the Investment Company Act and applicable regulations, interpretations of the Investment Company Act or an exemptive order. Commodity Strategy Total Return Fund may also engage in short sales of securities to the extent permitted in its investment program and other restrictions. The purchase or sale of commodity-linked notes, futures or sw ap contracts and related options shall not be considered to involve the issuance of senior securities. Moreover, Commodity Strategy Total Return Fund may borrow money as authorized by the Investment Company Act.
  Commodity Strategy Total Return Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total Return Fund from purchasing or selling commodity-linked notes, or options and futures contracts with respect to individual commodities or indices, or from investing in securities or other instruments backed by physical commodities or indices.
  Commodity Strategy Total Return Fund will not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total Return Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude Commodity Strategy Total Return Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. Commodity Strategy Total Return Fund can also invest in real estate operating companies and shares of companies engaged in other real estate related businesses.
  Commodity Strategy Total Return Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling securities held in its own portfolio.
  Commodity Strategy Total Return Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. Currently, the Investment Company Act permits (a) lending of securities, (b) purchasing debt securities or similar evidences of indebtedness, (c) repurchase agreements and (d) interfund lending consistent with Commodity Strategy Total Return Fund's exemptive order; or
  Commodity Strategy Total Return Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Commodity Strategy Total Return Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Commodity Strategy Total Return Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. Currently, the Investment Company Act permits a mutual fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed). Commodity Strategy Total Return Fund may borrow up to 5% of its total assets for temporary purposes from any person. Interfund borrowing must be consistent with the Commodity Strategy Total Return Fund's exemptive order.

The percentage restrictions described above and in the Commodity Strategy Total Return Fund's Prospectus (other than the percentage limitations that apply on an on-going basis and except in the case of borrowing and investments in illiquid securities) apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

Core Bond Fund:

  Core Bond Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of Core Bond Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Core Bond Fund cannot concentrate its investments (that means it cannot invest 25% or more of its total assets) in any one industry. Gas, water, electric and telephone utilities are considered to be separate industries for this purpose.
  Core Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  Core Bond Fund cannot invest in real estate or real estate mortgage loans. However, Core Bond Fund can purchase and sell securities issued or secured by companies that invest in or deal in real estate or interests in real estate.
  Core Bond Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Core Bond Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Core Bond may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Core Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Core Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Core Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Developing Markets Fund:

  Developing Markets Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Developing Markets Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Developing Markets Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Developing Markets Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Developing Markets Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Developing Markets Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Discovery Fund:

  Discovery Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuers voting securities. This limitation applies to 75% of Discovery Fund's total assets government or any of its agencies or instrumentalities or securities of other investment companies.
  Discovery Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Discovery Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Discovery Fund cannot invest 25% or more of its assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Discovery Fund cannot underwrite securities of other companies. A permitted exception is in the case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Discovery Fund cannot invest in real estate, physical commodities or commodity contracts except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Discovery Fund cannot issue senior securities, except to the extent permitted under the Investment Comapny Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Global Fund:

  Global Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules and regulations may be amended from time to time.
  Global Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. That limitation applies to 75% of Global Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Global Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Global Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Global Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Global Opportunities Fund:

  Global Opportunities Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Global Opportunities Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Opportunities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Opportunities Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Opportunities Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Global Opportunities Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Opportunities Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Global Opportunities Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Gold & Special Minerals Fund:

  Gold & Special Minerals Fund cannot invest in Metal Investments if, as a result, more than 10% of Gold & Special Minerals Fund's total assets would be invested in Metal Investments.
  With the exception of its investments in Mining Securities and Metal Investments, Gold & Special Minerals Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Gold & Special Minerals Fund is "non-diversified" under the Investment Company Act.
  Gold & Special Minerals Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Gold & Special Minerals Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Gold & Special Minerals Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption thereform that is applicable to Gold & Special Minerals Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Gold & Special Minerals Fund cannot invest in real estate, physical commodities or commodity contracts (other than the hedging instruments or Metal Investments permitted by any of its other investment policies) except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. It does not matter whether the hedging instrument or Metal Investment is considered to be a commodity or commodity contract.
  Gold & Special Minerals Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Gold & Special Minerals Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  As a non-fundamental investment policy, Gold & Special Minerals Fund cannot invest in the securities of other investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Non-Diversification of Gold & Special Minerals Fund's Investments. Gold & Special Minerals Fund is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that Gold & Special Minerals Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if Gold & Special Minerals Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, Gold & Special Minerals Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes on amounts distributed if more than 90% of its earnings are distributed to shareholders. To qualify, Gold & Special Minerals Fund must meet a number of conditions. First, not more than 25% of the market value of Gold & Special Minerals Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total asse ts, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

Institutional Money Market Fund:

  Institutional Money Market Fund cannot make any investment inconsistent with Institutional Money Market Fund's classification as a diversified investment company under the Investment Company Act.
   Institutional Money Market Fund cannot invest more than 5% of its total assets in the securities of any issuer (except the U.S. government or its agencies or instrumentalities); provided, however, that Institutional Money Market Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that Institutional Money Market Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time.
  Institutional Money Market Fund cannot invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of related industries (excluding securities issued by the U.S. Government and its agencies and instrumentalities and certain instruments issued by domestic banks).
  Institutional Money Market Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Institutional Money Market Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Institutional Money Market Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Institutional Money Market Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Institutional Money Market Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Institutional Money Market Fund may not underwrite securities issued by others, except to the extent that Institutional Money Market Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  Institutional Money Market Fund cannot issue senior securities to the extent such issuance would violate applicable law.

International Bond Fund:

  International Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  International Bond Fund cannot buy or sell real estate. However, International Bond Fund can purchase debt securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.
  International Bond Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  International Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of International Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
  International Bond Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. International Bond Fund may borrow only from banks and/or affiliated investment companies. International Bond Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its assets. With respect to this fundamental policy, International Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  International Bond Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any one industry. International Bond Fund will not invest 25% or more of its total assets in government securities of any one foreign company or in debt and equity securities issued by companies organized under the laws of any one foreign country. Obligations of the U.S. Government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy.

Non-Diversification of International Bond Fund's Investments. International Bond Fund is classified as a "non-diversified" fund under the Investment Company Act. Funds that are diversified have restrictions against investing a higher percentage of their assets in the securities of any one issuer. As a non-diversified fund, International Bond Fund can invest more of its assets in the securities of a single issuer than it could if it was classified as a diversified fund. However, International Bond Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. To qualify, International Bond Fund's investments must meet a number of conditions. First, no more than 25% of the market value of the International Bond Fund's total assets may be invested in the secur ities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of the International Bond Fund's total assets may be invested in the securities of a single issuer, and (2) International Bond Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Being a non-diversified fund may pose additional investment risks. If International Bond Fund invests more of its assets in a particular issuer, the value of its investments may be affected to a greater extent by adverse conditions affecting that issuer.

International Growth Fund:

  International Growth Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  International Growth Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to International Growth Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  International Growth Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  International Growth Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

International Small Company Fund:

  International Small Company Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  International Small Company Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Opportunities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Small Company Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  International Small Company Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Small Company Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Small Company Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  International Small Company Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Limited-Term Government Fund:

  Limited-Term Government Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Limited-Term Government Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.
  Limited-Term Government Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
  Limited-Term Government Fund cannot deviate from any of its other investment policies that are described as fundamental policies in the Prospectus or its SAI.
  Limited-Term Government Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  Limited-Term Government Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Limited-Term Government Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Limited-Term Government Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Limited-Term Government Fund cannot purchase or sell real estate, commodities or commodity contracts. However, Limited-Term Government Fund may use hedging instruments approved by its Board of Trustees whether or not those hedging instruments are considered commodities or commodity contracts.
  Limited-Term Government Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Limited-Term Government Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Limited-Term Government Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, contracts to buy or sell derivatives, hedging instruments, options, or futures.

Main Street Fund:

  Main Street Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Main Street Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.
  Main Street Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. Government securities.
  Main Street Fund cannot invest in commodities. However, Main Street Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.
  Main Street Fund cannot invest in real estate or in interests in real estate. However, Main Street Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Main Street Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
  Main Street Fund cannot borrow money in excess of 33 1/3% of the value of its total assets (including the amount borrowed). Main Street Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.
  Main Street Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

Main Street Select Fund:

  Main Street Select Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Main Street Select Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Main Street Select Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  Main Street Select Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Main Street Select Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Select Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Main Street Select Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. Obligations of the U.S. government, its agencies and instrumentalitiesare not considered to be part of an "industry" for the purposes of this restriction.
  Main Street Select Fund cannot invest in physical commodities or physical commodity contracts. However, Main Street Select Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.
  Main Street Select Fund cannot invest in real estate or in interests in real estate. However, Main Street Select Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Main Street Select Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Select Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Select Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Main Street Small- & Mid- Cap Fund:

  Main Street Small- & Mid- Cap Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Main Street Small- & Mid- Cap Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Main Street Small- & Mid- Cap Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund-lending program with other affiliated funds, and (d) through repurchase agreements.
  Main Street Small- & Mid- Cap Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Main Street Small- & Mid- Cap Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Small- & Mid- Cap Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Main Street Small- & Mid- Cap Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. Government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.
  Main Street Small- & Mid- Cap Fund cannot invest in real estate or in interests in real estate. However, Main Street Small- & Mid- Cap Fund can purchase securities of issuers holding real estate or interests in real estate (inlcuding securities of real estate investment trusts).
  Main Street Small- & Mid- Cap Fund cannot invest in physical commodities or physical commodity contracts. However, Main Street Small- & Mid- Cap Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.
  Main Street Small- & Mid- Cap Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Small- & Mid- Cap Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Small- & Mid- Cap Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Master Inflation Protected Securities Fund:

  Master Inflation Protected Securities Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Master Inflation Protected Securities Fund 's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or to securities of other investment companies.
  Master Inflation Protected Securities Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Under this policy, utilities are divided into "industries" according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries). Master Inflation Protected Securities Fund can invest more than 25% in a group of industries.
  Master Inflation Protected Securities Fund cannot issue "senior securities," except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of Master Inflation Protected Securities Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives.
  Master Inflation Protected Securities Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master Inflation Protected Securities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master Inflation Protected Securities Fund cannot underwrite securities of other companies. A permitted exception is in case Master Inflation Protected Securities Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Master Inflation Protected Securities Fund cannot buy or sell real estate. However, Master Inflation Protected Securities Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate. Master Inflation Protected Securities Fund may hold and sell real estate as acquired as a result of Master Inflation Protected Securities Fund's ownership of securities.
  Master Inflation Protected Securities Fund cannot buy or sell commodities or commodity contracts. However, Master Inflation Protected Securities Fund can buy and sell derivative instruments, such as futures contracts, options and swaps.
  Master Inflation Protected Securities Fund cannot loan money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to Master Inflation Protected Securities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master Inflation Protected Securities Fund cannot buy securities on margin. However, Master Inflation Protected Securities Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

Master International Value Fund:

  Master International Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Master International Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master International Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master International Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Master International Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master International Value Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Master International Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Master Loan Fund:

  Master Loan Fund cannot issue "senior securities," except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of Master Loan Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives.
  Master Loan Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master Loan Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master Loan Fund cannot underwrite securities of other companies. A permitted exception is in case Master Loan Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Master Loan Fund cannot invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry. Master Loan Fund can invest 25% or more of its total assets and can invest up to 100% of its total assets in securities of issuers in the group of financial services industries, which under Master Loan Fund's currently-used industry classifications include the following industries (this group of industries and Master Loan Fund's industry classifications can be changed by Master Loan Fund without shareholder approval): banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans, and special purpose financial. For the purpose of this investment restriction, the term "issuer" includes the borrower under a loan, the agent bank for a loan, and any intermediate participant in the loan interposed between the borrower and Master Loan Fund. The percentage limitation in this investment restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For the purposes of interpreting this investment restriction, each foreign national government is treated as an "industry" and utilities are divided according to the services they provide.
  Master Loan Fund cannot buy or sell real estate. However, Master Loan Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate. Master Loan Fund may hold and sell real estate as acquired as a result of Master Loan Fund's ownership of securities.
  Master Loan Fund cannot buy or sell commodities or commodity contracts. However, Master Loan Fund can buy and sell derivative instruments, such as futures contracts, options and swaps.
  Master Loan Fund cannot make loans to other persons. However, Master Loan Fund can invest in loans (including by direct investments as an original lender or purchasing assignments or participation interests) and other debt obligations in accordance with its investment objective and policies. Master Loan Fund may also lend its portfolio securities and may purchase securities subject to repurchase agreements.
  Master Loan Fund cannot buy securities on margin. However, Master Loan Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

Quest International Value Fund:

  Quest International Value Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Quest International Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Quest International Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Quest International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Quest International Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Quest International Value Fund cannot underwrite securities of other companies, except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Quest International Value Fund cannot invest in real estate, physical commodities or commodity contracts except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Quest International Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Quest International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Quest International Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Real Estate Fund:

  Real Estate Fund cannot make loans except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Real Estate Fund, as such statue, rules or regulations may be amended or interpreted from time to time.
  Real Estate Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Real Estate Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Real Estate Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to Real Estate Fund's investments in the real estate industry in general.
  Real Estate Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Real Estate Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Diversification of Real Estate Fund's Investments. Real Estate Fund is classified as a "non-diversified" fund under the Investment Company Act. Funds that are diversified have restrictions against investing a higher percentage of their assets in the securities of any one issuer. As a non-diversified fund, Real Estate Fund can invest more of its assets in the securities of a single issuer than it could prior to April 12, 2007 when it was classified as a diversified fund. However, Real Estate Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, no more than 25% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer, and (2) Real Estate Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Being non-diversified may pose additional investment risks. If Real Estate Fund invests more of its assets in fewer issuers, the value of its shares may be affected to a greater extent by adverse conditions affecting any one of those issuers. The statement of investments included in this SAI reflect the investments held by Real Estate Fund prior to its changing from a diversified to a non-diversified classification and may not be reflective of Real Estate Fund's allocation of investments following that change.

  Real Estate Fund cannot issue senior securities, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Rising Dividends Fund:

  Rising Dividends Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Rising Dividends Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Rising Dividends Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot invest 25% or more of its total assets in any one industry or group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Rising Dividends Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Rising Dividends Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

Small- & Mid- Cap Value Fund:

  Small- & Mid- Cap Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Small- & Mid- Cap Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Small- & Mid- Cap Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Small- & Mid- Cap Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid- Cap Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid- Cap Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid- Cap Value Fund may not underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  Small- & Mid- Cap Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid-Cap Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid-Cap Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

U.S. Government Trust:

  U.S. Government Trust cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  U.S. Government Trust cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of U.S. Government Trust's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  U.S. Government Trust cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust may not underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  U.S. Government Trust cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government Trust, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government Trust, as such statute, rules or regulations may be amended or interpreted from time to time.

Value Fund:

  Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 in reselling its portfolio securities.

Do the Underlying Funds Have Any Restrictions That Are Not Fundamental? Each of the Underlying Funds has its own investment restrictions that are not fundamental policies, which means that they can be changed by vote of a majority of each respective Underlying Fund's Board of Trustees without shareholder approval. Those policies may differ from the policies of the Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are non-fundamental policies of the Underlying Funds as indicated below.

  None of the Underlying Funds can invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act and U.S. Government Trust cannot invest in any securities of other investment companies except if it acquires them as part of a merger, consolidation or acquisition of assets. Global Fund cannot invest in securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, or invest more than 5% of its net assets in closed-end investment companies, including small business investment companies, and the commission rates on such investments may not be in excess of normal brokerage commissions.
  For purposes of each applicable Underlying Fund's policy not to concentrate its assets, as described above and in each applicable Underlying Fund's prospectus and/or SAI, those Underlying Funds have adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.
  U.S. Government Trust and Small- & Mid- Cap Value Fund cannot invest in interests in oil, gas, or other mineral exploration or development programs.
  U.S. Government Trust and Small- & Mid- Cap Value Fund will provide at least 60 days' prior notice of any change in their non-fundamental policies to invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings used for investment purposes) in U.S. Government securities and in equity securities of small- and mid-cap domestic and foreign issuers, respectively.
  Global Fund cannot sell securities short except in "short sales against-the-box."
  Small- & Mid- Cap Value Fund cannot make short sales or purchase securities on margin. However, Small- Mid- Cap Value Fund can make short-term borrowings when necessary for the clearance of purchases of portfolio securities.
  Discovery Fund cannot invest in physical commodities or commodity contracts; however Discovery Fund may: (1) buy and sell hedging instruments permitted by any of its other investment policies, and (2) buy and sell options, futures, securities or other instruments backed by or the investment return from which is linked to changes in the price of physical commodities.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and pro cedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its annual and semi-annual reports to shareholders and in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website (at www.oppenheimerfunds.com) no sooner than 30 days after the end of each calendar month. The top 20 month-end securities holdings, listed by security or by issuer, may be posted on the OppenheimerFunds website with a 15-day delay. The Fund may delay posting its holdings, post a smaller list of holdings (e.g., the top 10 or top 15 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's portfolio holdings information (which may include information on the Fund's entire portfolio of individual securities therein) positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information.

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices;
  Insurance companies that have separate accounts invested in Oppenheimer Variable Account Funds or Panorama Series Fund, Inc. (to prepare their financial statements and analysis);
  Brokers and dealers for purposes of providing portfolio analytic services;
  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services); and
  Brokers and dealers to obtain price quotations where the Fund is not identified as the owner of the securities.

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 5 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Investment Operations and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually the CCO reports to the Fund's Board any material violation of these policies and procedures during the previous period and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

13D Research	Exane, Inc.	Multi-Bank Securities
1st Discount Brokerage	Fahnestock	Murphy & Durieu
ABG Sundal Collier	Fidelity Capital Markets	Natexis Bleichroeder
ABN Amro	FMS Bonds, Inc.	National Bank Financial
Advisor Asset Management	Fox-Pitt Kelton Inc.	Ned Davis Research Group
Alfa Capital Markets	Friedman, Billings, Ramsey & Co.	Needham & Company
Altrushare	FTN Financial	Nomura Securities International
Auerbach Grayson	Gabelli & Co.	Oddo Securities Corporation
Banco de Brasil Securities LLC	George K. Baum & Co.	Oppenheimer & Co. Inc.
Bank of America Securities LLC	GMP Securities L.P.	OTA-Off the Record Research
Barclays Capital	Goldman, Sachs & Co.	Pacific Crest Securities
Barnard Jacobs Mellet	Handelsbanken Markets Securities	Petercam
Belle Haven Investments	Hapoalim Securities Bank USA	Piper Jaffray
Beltone Financial	Helvea	Prager McCarthy & Sealy
Bergen Capital	HSBC Securities Inc.	R. Seelaus & Co. Inc.
Bernstein	Hyundai Securities America, Inc.	Ramirez & Co. Inc.
BMO Capital Markets	Intermonte	Raymond James & Associates
BNP Paribas	ISI Group, Inc.	RBC Capital Markets
Bradesco Securities, Inc.	Janco Partners	Red Capital Markets
Branch Bank & Trust Capital Markets	Janney Montgomery Scott LLC	Redburn Partners
Cabrera Capital	Jefferies & Company	Rice Financial Products Co.
Canaccord Adams, Inc.	Jennings Capital Inc.	Robert W. Baird & Co.
Canaccord Capital Corp.	JNK Securities Corp.	Roosevelt & Cross
Caris & Co.	JP Morgan Securities	Royal Bank of Scotland
Carnegie	JPP Eurosecurities	Samsung Securities Inc.
Cazenove	Keefe, Bruyette & Woods, Inc.	Sandford C. Bernstein & Co.
Cheuvreux NA	Keijser Securities N.V.	Scotia Capital Markets
Citigroup	Kempen & Co. USA	Seattle Northwest Securities
Citigroup Global Markets	Kepler Capital Markets	Securevest Financial
Cleveland Research	KeyBanc Capital Markets	SG Cowen
CLSA	Kotak Mahindra Inc.	Siebert Brandford Shank & Co.
Cormark Securities	Lazard Capital Markets	Sterne Agee
Cowen and Company, LLC	Lebenthal & Co. LLC	Stifel Nicolaus & Co.
Craig-Hallum Capital Group	Leerink Swann	Stone & Youngberg
Credit Suisse First Boston	Loop Capital Markets	SWS Group, Inc.
Credit Suisse Securities LLC	M&T Securities	TD Securities
Crews & Associates	Macquarie Securities	Think Equity Partners
D.A. Davidson & Company	Madison Williams and Company LLC	Troika Dialog
Dahlman Rose & Co.	MainFirst Bank AG	UBS
Daiwa Securities	Mediobanca Securities USA LLC	UOB Kay Hian Inc.
Davy	Merrill Lynch & Company, Inc.	US Bancorp
Desjardins Securities, Inc.	Merrion Stockbrokers Ltd.	Vining & Sparks
Deutsche Bank Securities Inc.	Mesirow Financial	Vontobel Securities Ltd.
Dougherty & Co.	MF Global Securities, Ltd.	Wachovia
Duncan Williams, Inc.	Mitsubishi UFJ Securities Inc.	Wedbush Morgan Securities
Dundee Securities Inc.	Mizuho Securities USA, Inc.	Wells Fargo Securities
DZ Financial Markets	Morgan Keegan	WH Mell & Associates
Emmet & Co., Inc.	Morgan Stanley Smith Barney	William Blair & Co.
Empirical Research Partners	Motilal Oswal Securities Ltd.	Ziegler Capital Markets Group
Enam Securities PVT Ltd.	MR Beal & Co.

How the Funds are Managed

Organization and History. The Funds are open-end, diversified management investment companies with an unlimited number of authorized shares of beneficial interest. Transition 2010, Transition 2015, Transition 2020 and Transition 2030 Funds were organized as Massachusetts business trusts on June 5, 2006. Transition 2025, Transition 2040 and Transition 2050 Funds were organized as Massachusetts business trusts on November 12, 2007.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only certain retirement plans may purchase Class N shares. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Class Y Share Availability.

  Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and to certain institutional investors who have a special agreement with the Distributor. Class Y shares are also offered to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
  Class Y Voluntary Conversion. For shareholders who currently hold Class A, Class B, Class C and/or Class N shares but are authorized to purchase Class Y shares, those shareholders can convert eligible existing Class A, Class B, Class C and/or Class N shares to Class Y shares of the same fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent. Class A, Class B Class C and/or Class N shares subject to a CDSC are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Shareholder Meetings.  As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permit ted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts and Federal law. The Board is led by Brian F. Wruble, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). Mr. Wruble's practice is to attend all meetings of each of the three Committees of the Board where he part icipates in deliberation but does not have a vote.

During the Fund's fiscal year ended February 28, 2011, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee selects an independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees/Directors; (v) reviewing the independence of the Fund's independent Auditors; and (vi) appr oving in advance the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund's proxy voting, and coordinates with organizations representing the independent directors of mutual funds among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees/Directors, including Independent Trustees/Directors, for election to the Board. The full Board elects new Trustees/Directors except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees/Directors or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees/Directors of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees/Directors, and will contribute to the Board's deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee/Director of the Fund.

Each independent trustee/director has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee's/Director's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Funds

Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "New York Board Funds"):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Global Allocation Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Select Value Fund
Oppenheimer Global Value Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid- Cap Growth Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2020 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2040 Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer Transition 2050 Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest Opportunity Value Fund

Messrs. Gilston, Memani, Gabinet, Glavin, Keffer, Kennedy, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund and other Oppenheimer funds that offer Class Y shares.

As of June 10, 2011, the Trustees/Directors and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees/Directors (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Funds in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman	Since 2006
	Trustee	Since 2006
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2006
Phillip A. Griffiths	Trustee	Since 2006
Mary F. Miller	Trustee	Since 2006
Joel W. Motley	Trustee	Since 2006
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2006
Peter I. Wold	Trustee	Since 2006

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (68) Chairman of the Board, Trustee

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fun d's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
David K. Downes (71) Trustee

Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial ser vices holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Matthew P. Fink (70) Trustee

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Mr. Fink has served on the Boards of ceratin Oppenheimer funds since January 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Phillip A. Griffiths (72) Trustee

Fellow of the Carnegie Corporation (since 2007);  Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010);  Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Mr. Griffiths has served on the Boa rds of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Mary F. Miller (68) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	59
Joel W. Motley (59) Trustee

Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Mr. Motley has served on t he Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Mary Ann Tynan (65) Trustee

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become fam iliar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Joseph M. Wikler (70) Trustee

Director of C-TASC (bio-statistics services) (since 2007); Formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Peter I. Wold (63) Trustee

Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to t he Boards' deliberations.

		59

Mr. Glavin has served as an Interested Trustee of the Fund since December 2009. Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin Jr. (52) Trustee, President and Principal Executive Officer

Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capit al Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (Ma rch 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

96

The addresses of the officers in the charts below are as follows: for Messrs. Gilston, Memani, Gabinet, Glavin, Edwards, Keffer and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281, for Messrs. Legg, Kennedy, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Each of the Officers has served the Funds in the following capacities from the following dates:
	Position(s)	Length of Service
Alan C. Gilston	Vice President and Portfolio Manager	Since 2009
Krishna Memani	Vice President and Portfolio Manager	Since 2010
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Thomas W. Keffer	Vice President and Chief Business Officer	Since 2009
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2006
Robert G. Zack	Vice President	Since 2011
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2006
Brian S. Petersen	Assistant Treasurer	Since 2006
Stephanie J. Bullington	Assitant Treasurer	Since 2008
James Kennedy	Assistant Treasurer	Since 2011
Arthur S. Gabinet	Secretary	Since 2011
Kathleen T. Ives	Assistant Secretary	Since 2006
Lisa I. Bloomberg	Assistant Secretary	Since 2006
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Information About the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
Alan C. Gilston (53) Vice President and Portfolio Manager	Vice President and Portfolio Manager of the Manager (since September 1997); Director of Asset Allocation (since September 2010). Member of the Manager's Risk Management Team during various periods.	11
Krishna Memani (50) Vice President and Portfolio Manager	Director of Fixed-Income of the Manager (since October 2010); Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009); Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002 through March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998 through June 2002).	20

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (55) Vice President and Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	96
Mark S. Vandehey (60) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	96
Brian W. Wixted (51) Treasurer and Principal Financial & Accounting Officer

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).

		96
Robert G. Zack (62) Vice President

Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002-December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001);  General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Direct or of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010).

		96
Arthur S. Gabinet (52) Secretary

Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Couns el of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

		96
Brian Petersen (40) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	96
Stephanie Bullington (34) Assistant Treasurer	Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	96
James Kennedy (52) Assistant Treasurer	Senior Vice President of the Manager (since September 2006).	96
Kathleen T. Ives (45) Assistant Secretary

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).

		96
Lisa I. Bloomberg (43) Assistant Secretary	Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of the Manager; Vice President (May 2004-January 2010) and Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	96
Taylor V. Edwards (43) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	96
Randy G. Legg (45) Assistant Secretary	Vice President (since June 2005) and Senior Counsel (since March 2011) of the Manager; Associate Counsel (January 2007-March 2011) of the Manager.	96
Adrienne M. Ruffle (33) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007); and Assistant Counsel (February 2005-April 2009); Associate Counsel (September 2002-February 2005) at Sidley Austin LLP.	96

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2010
	Dollar Range of Shares Beneficially Owned in the Funds	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
Independent Trustee
Brian F. Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustee
William F. Glavin, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees. The officers of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2010.

Transition 2010 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2011	Year Ended December 31, 2010
Brian F. Wruble	$74	$234,000
Chairman of the Board
David Downes	$60	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$60	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$67[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$56[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$60[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$56	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$56[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$56[6]	$177,000
Audit Committee Member and Governance Committee Member
1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $55 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $27 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $6 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $28 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $56 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2015 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2011	Year Ended December 31, 2010
Brian F. Wruble	$110	$234,000
Chairman of the Board
David Downes	$89	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$89	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$99[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$83[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$89[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$83	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$83[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$83[6]	$177,000
Audit Committee Member and Governance Committee Member

 1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $80 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $40 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $9 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $42 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $83 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2020 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2011	Year Ended December 31, 2010
Brian F. Wruble	$175	$234,000
Chairman of the Board
David Downes	$142	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$142	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$158[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$133[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$142[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$133	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$133[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$133[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $129 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $64 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $14 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $67 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $133 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2025 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2011	Year Ended December 31, 2010
Brian F. Wruble	$76	$234,000
Chairman of the Board
David Downes	$62	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$62	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$68[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$58[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$62[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$58	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$58[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$58[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $54 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $28 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $6 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $29 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $58 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2030 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2011	Year Ended December 31, 2010
Brian F. Wruble	$214	$234,000
Chairman of the Board
David Downes	$173	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$173	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$193[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$163[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$173[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$163	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$163[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$163[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $157 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $78 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $17 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $81 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $163 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2040 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2011	Year Ended December 31, 2010
Brian F. Wruble	$77	$234,000
Chairman of the Board
David Downes	$62	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$62	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$69[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$58[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$62[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$58	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$58[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$58[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $55 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $28 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $6 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $29 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $58 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2050 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2011	Year Ended December 31, 2010
Brian F. Wruble	$37	$234,000
Chairman of the Board
David Downes	$30	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$30	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$34[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$28[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$30[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$28	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$28[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$28[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $27 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $14 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $3 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $14 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $28 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The New York Board Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the New York Board Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the New York Board Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial p resent value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of June 10, 2011, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Transition 2010 Fund
MLPF&S for the Sole Benefit of its Customers Attn.: Fund Admin/#97HR4	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	9.30%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	9.93%	Class B
RPSS Cust 403-B Plan Aberdeen SD (WA) FBO Nancy Liedtke	728 Purkey Ave. Aberdeen, WA 98520-1229	6.55%	Class B
Oppenheimer & Co. Inc. Custodian FBO Kenneth A. Patriquin IRA RLV	12 Mason Brook Lane Littleton, MA 01460	5.47%	Class B
MLPF&S for the Sole Benefit of its Customers Attn.: Fund Admn/#97HR4	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	8.40%	Class C
RPSS TR Midlands Cardiology Group PC 401(k) Plan	3015 A Ave. Kearney, NE 68847-3587	6.39%	Class C
Orchard Trust Co. LLC FBO Oppen Recordkeeperpro	8515 East Orchard Road Greenwood Village, CO 80111-5002	18.27%	Class N
MLPF&S for the Sole Benefit of its Customers Attn.: Fund Admn/#97HR4	4800 Deer Lake Drive Floor 3 Jacksonville, FL 32264-6484	16.78%	Class N
RPSS TR Singer Oil Company Inc. 401(k) Plan	P.O. Box 307 Hennessey, OK 73742-0307	7.27%	Class N
RPSS TR Plantscaping, Inc. 401(k) And PS 401(k) Plan	1865 E, 40th St. Cleveland, OH 44103-3552	5.05%	Class N
Taynik & Co. C/O Investors Bank & Trust FPG90	P.O. Box 9130 Boston, MA 02117-9130	87.03%	Class Y
LPL Financial Omnibus Customer Account	9785 Towne Centre Dr. San Diego, CA 92121	11.95%	Class Y
Transition 2015 Fund
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.18%	Class B
RPSS TR Integracare & Affiliates 401(k) Plan	2559 SW Grapevine Parkway, Suite 300 Grapevine, TX 76051-1000	5.73%	Class B
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn/#97HF2	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	5.27%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	17.80%	Class N
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn/#97HF2	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	12.87%	Class N
RPSS TR Dennis D. Sommers DDS PC 401K PS 401(k) Plan	1015 S Broadway, Suite 17 Minot, ND 58701-4667	9.55%	Class N
RPSS TR J & H Truck Service, Inc. PS Plan	1212 Corporate Drive, Suite 100 Irving, TX 75038-2505	5.53%	Class N
Taynik & Co. C/O Investors Bank & Trust FPG90	P.O. Box 9130 Boston, MA 02117-9130	95.71%	Class Y
Transition 2020 Fund
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn.	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	7.07%	Class C
Orchard Trust Company LLC FBO Oppen Recordkeeperpro	8515 East Orchard Road Greenwood Village, CO 80111-5002	25.85%	Class N
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn.	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	9.51%	Class N
Taynik & Co. C/O Investors Bank & Trust FPG90	P.O. Box 9130 Boston, MA 02117-9130	97.28%	Class Y
Transition 2025 Fund
RPSS TR Esko-Graphics Inc. 401k Retirement 401(k) Plan	8535 Gander Creek Drive Miamisburg,OH 45342-5436	8.01%	Class A
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97FJ0	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	6.01%	Class A
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97FJ0	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	10.62%	Class C
Orchard Trust Company LLC FBO Oppen Recordkeeperpro	8515 East Orchard Road Greenwood Village, CO 80111-5002	18.81%	Class N
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97FJ0	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	11.79%	Class N
RPSS TR Advanced Industries 401(k) Plan	415 Northcutt Ave. Longview, TX 75601-5250	6.20%	Class N
Taynik & Co. C/O Investors Bank & Trust FPG90	P.O. Box 9130 Boston, MA 02117-9130	99.32%	Class Y
Transition 2030 Fund
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97HR4	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	8.87%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	6.60%	Class C
Orchard Trust Company LLC FBO Oppen Recordkeeperpro	8515 East Orchard Road Greenwood Village, CO 80111-5002	20.32%	Class N
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97HR4	4800 Deer Lake Drive E Floor 3 Jacsonville, FL 32246-6484	19.04%	Class N
Taynik & Co. C/O Investors Bank & Trust FPG90	P.O. Box 9130 Boston, MA 02117-9130	97.38%	Class Y
Transition 2040 Fund
RPSS TR Esko-Graphics Inc. 401k Retirement 401(k) Plan	8535 Gander Creek Drive Miamisburg, OH 45342-5436	9.31%	Class A
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97FJ0	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	6.70%	Class A
RPSS TR Integracare & Affiliates 401(k) Plan	2559 SW Grapevine Parkway, Suite 300 Grapevine, TX 76051-1000	9.16%	Class B
Orchard Trust Company LLC FBO Oppen Recordkeeperpro	8515 East Orchard Road Greenwood Village, CO 80111-5002	7.66%	Class C
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97FJ0	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	5.99%	Class C
Orchard Trust Company LLC FBO Oppen Recordkeeperpro	8515 East Orchard Road Greenwood Village, CO 80112-5002	18.31%	Class N
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97FJ0	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	17.16%	Class N
Taynik & Co. C/O Investors Bank & Trust FPG90	P.O. Box 9130 Boston, MA 02117-9130	90.50%	Class Y
Transition 2050 Fund
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97FJ0	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	10.48%	Class A
RPSS TR Aircom International 401(k) Plan	19111 Dallas Parkway, Suite 320 Dallas, TX 75287-6934	12.44%	Class B
RPSS CUST. 403-B PLAN Maine Twp. HSD 207 FBO Karianne I. Pawlowski	100 East Ave. Park Ridge, IL 60068-3506	5.14%	Class B
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97FJ0	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	11.80%	Class C
Orchard Trust Company LLC FBO Oppen Recordkeeperpro	8515 East Orchard Road Greenwood Village, CO 80111-5002	6.31%	Class C
Orchard Trust Company LLC FBO Oppen Recordkeeperpro	8515 East Orchard Road Greenwood Village, CO 80111-5002	23.13%	Class N
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn./#97FJ0	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	11.41%	Class N
Taynik & Co. C/O Investors Bank & Trust FPG90	P.O. Box 9130 Boston, MA 02117-9130	97.16%	Class Y

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager and the Distributor.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager of each Fund. The Manager selects securities for the Funds' portfolios and handles their day-to-day business. The portfolio managers of the Funds are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Funds' portfolios. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Funds' portfolios.

The agreement requires the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to Funds' operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Funds.

The Funds pay expenses not expressly assumed by the Manager under the investment advisory agreements. The investment advisory agreements list examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors/Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of a Fund's net assets represented by that class. The management fees paid by the Funds to the Manager during their last three fiscal years were:

Fiscal Year ended 02/28	Management Fees Paid to OppenheimerFunds, Inc.
2009	$0
2010	$0
2011	$0

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Portfolio Proxy Voting. The Fund is structured as a fund of funds and, as such, will invest assets in certain of the Underlying Funds.  Accordingly, the Fund, in its capacity as a shareholder in the Underlying Funds, may be requested to vote on a matter pertaining to those Underlying Funds.  With respect to any such matter, the Fund will vote its shares in the Underlying Funds in the same proportion as the vote of all other shareholders in that Underlying Fund.

The Fund and the Underlying Funds (each a "Fund" for purposes of portfolio proxy voting) have adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which a Fund votes proxies relating to securities held by the Fund ("portfolio proxies").  The Manager generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Fund.  Each Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between a Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, unless, (1) the Proxy Voting Guidelines  ;provide discretion to the Manager on how to vote on the matter; or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Proxy Voting Guidelines, it is determined that such a request is in the best interest of the Fund and its shareholders and does not pose an actual material conflict of interest; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent or item (1) (ii), above, is not applicable; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager m ay retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
  The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
  The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
  The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
  The Fund generally supports proposals to allow shareholders the ability to call special meetings.
  The Fund generally supports proposals to allow or make easier shareholder action by written consent.
  The Fund generally votes against proposals to create a new class of stock with superior voting rights.
  The Fund generally votes against proposals to classify a board.
  The Fund generally supports proposals to eliminate cumulative voting.
  The Fund generally votes against proposals to establish a new board committee.
  The Fund generally opposes re-pricing of stock options without shareholder approval.
  The Fund generally supports proposals to require majority voting for the election of directors.
  The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
  The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
  The Fund generally supports "pay-for-performance" and "pay-for-superior-performance standard" proposals that align a significant portion of total compensation of senior executives to company performance, and generally supports an annual frequency for advisory votes on executive compensation.
  The Fund generally supports having shareholder votes on poison pills.
  The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
  In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated. The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Funds are required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

Pending Litigation. Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs s eek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to Stipulations and Agreements of Settlement in cases involving two funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. Those settlements do not settle any of the other outstanding lawsuits pending in other courts relating to these matters.

In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Se ttlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to the approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.

Portfolio Managers. The Funds' portfolios are managed by Alan C. Gilston and Krishna Memani (referred to as the "Portfolio Managers"), who are the persons responsible for the day-to-day management of the Funds' investments.

  Other Accounts Managed.  In addition to managing the Funds' investment portfolios, Messrs. Gilston and Memani also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of February 28, 2011:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed [1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[1,2]
Alan C. Gilston	5	$4.46	None	None	None	None
Krishna Memani	19	$24.40	None	None	None	None

1. In billions.
2. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fu nd. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Funds' Portfolio Managers are employed and compensated by the Manager, not the Funds. Under the Manager's general compensation program for its Portfolio Managers and portfolio analysts, Fund performance is an important element of compensation with a portion of annual cash compensation based on relative investment performance results of the Funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the Portfolio Managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The Portfolio Managers' compensation consists of three elements: a base salary, an annual discretionary b onus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each Portfolio Manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, generally including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is typically based on one, three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistenc y, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Funds' portfolio assets, although investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds and accounts managed by the Portfolio Managers.

Ownership of Fund Shares. As of February 28, 2011, the Portfolio Managers' beneficially owned the following share amounts in each of the Funds:

Portfolio Manager	Ownership
Alan C. Gilston	$10,001 - $50,000 (Transition 2030 Fund)
Krishna Memani	None

Brokerage Policies of the Funds

Most of the portfolio transactions of the Funds will be the purchase or sale of securities of the Underlying Funds, which do not involve any commissions or other transaction fees. If a Fund invests in other securities, the Manager will follow the brokerage practices of the Underlying Funds described below.

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the investment advisory agreement of each Fund and Underlying Fund is to arrange the portfolio transactions for those funds. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Funds' and Underlying Funds' portfolio transactions. The Manager is authorized 'to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds and Underlying Funds to obtain, at reasonable expense, the "best execution" of the Funds' and Underlying Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provid ed. The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of each Fund and Underlying Fund as established by its Board of Trustees.

Under the Underlying Funds' investment advisory agreements, in choosing brokers to execute portfolio transactions, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Underlying Funds and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for each Fund and Underlying Fund subject to the provisions of the Fund's and Underlying Fund's investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Other accounts advised by the Manager have investment policies similar to those of a Fund or an Underlying Fund. Those other accounts may purchase or sell the same securities as a Fund or an Underlying Fund at the same time as a Fund or an Underlying Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted (and the Funds' and Underlying Funds' Boards of Trustees have approved) procedures that permit the Funds and Underlying Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds and Underlying Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect a Fund or an Underlying Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund's and Underlying Fund's shares when allocating those portfolio transactions, and (2) the Funds and Underlying Funds, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct a Fund's or an Underlying Funds' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Funds' or Underlying Funds' shares or the shares of any of the other Oppenheimer funds.

The Funds' and Underlying Funds' investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to a Fund or an Underlying Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees of a Fund or an Underlying Fund may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees of a Fund or an Underlying Fund may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in a Fund's or an Underlying Fund's portfolio or are being considered for purchase. The Manager provides information to the Funds' and Underlying Funds' Boards about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the last three fiscal years, the Funds paid the total brokerage commissions indicated in the chart below. During those three fiscal years, the Funds did not execute any transactions through or pay any commissions to firms that provide research services.

Each Underlying Fund's SAI contains more information regarding the total brokerage commissions paid by the Underlying Fund.

Fiscal Year ended 02/28	Total Brokerage Commissions Paid by the Fund
2009	$0
2010	$0
2011	$0

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Transition 2010 Fund
Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$56,558	$17,289
2010	$77,539	$22,553
2011	$82,985	$27,128

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2009	$1,828	$10,064	$4,568	$724
2010	$1,000	$9,924	$10,542	$1,356
2011	$2,687	$10,050	$8,331	$907

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$13	$3,021	$374	$0
2010	$0	$5,331	$1,276	$39
2011	$14	$1,683	$1,023	$192
Transition 2015 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$172,958	$52,162
2010	$251,408	$81,783
2011	$239,016	$84,248

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2009	$2,406	$32,890	$10,156	$1,088
2010	$1,487	$35,156	$18,734	$2,301
2011	$5,943	$50,236	$21,438	$2,406

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$7,666	$178	$0
2010	$10	$8,978	$1,438	$805
2011	$0	$4,581	$2,404	$220
Transition 2020 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$269,625	$101,568
2010	$333,002	$123,018
2011	$375,362	$132,950

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2009	$2,472	$58,132	$22,724	$2,512
2010	$1,613	$61,001	$26,221	$4,448
2011	$8,088	$80,962	$27,949	$3,895

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$44	$16,640	$642	$590
2010	$41	$10,913	$1,751	$762
2011	$160	$10,981	$2,918	$39
Transition 2025 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$24,614	$7,757
2010	$137,835	$52,590
2011	$255,471	$79,758

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2009	$22	$3,742	$2,242	$46
2010	$496	$26,707	$10,318	$1,902
2011	$10,051	$43,127	$21,344	$3,353

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$464	$55	$0
2010	$0	$254	$1,104	$0
2011	$5	$2,625	$3,324	$12
Transition 2030 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$398,043	$143,348
2010	$426,693	$154,878
2011	$455,936	$153,079

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2009	$1,414	$102,101	$27,648	$5,910
2010	$1,106	$76,942	$25,809	$4,561
2011	$7,208	$89,039	$31,535	$8,498

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$806	$9,911	$1,924	$200
2010	$48	$16,755	$3,624	$224
2011	$1,956	$20,659	$5,227	$912
Transition 2040 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$29,428	$13,828
2010	$157,506	$66,522
2011	$215,805	$88,218

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2009	$113	$6,297	$1,376	$189
2010	$223	$25,340	$8,255	$1,916
2011	$8,582	$44,890	$14,382	$2,834

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$205	$55	$0
2010	$0	$1,099	$1,844	$0
2011	$0	$4,929	$2,713	$281
Transition 2050 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$14,112	$4,781
2010	$45,958	$20,281
2011	$91,168	$40,789

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2009	$36	$1,904	$354	$6
2010	$172	$9,462	$1,356	$440
2011	$0	$21,866	$4,132	$840

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$168	$0	$0
2010	$0	$1,134	$93	$0
2011	$10	$963	$584	$0

1.  Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2.  The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees/Directors, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees/Directors are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees/Directors vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees/Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees/Directors must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees/Directors.

While each plan is in effect, the Independent Trustees/Directors of the Fund will select and nominate any other Independent Trustees/Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees/Directors.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees/Directors from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it cu stomers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares ar e not subject to a CDSC.

For the fiscal year ended February 28, 2011 payments under the Class A service plan totaled $38,208 for Transition 2010 Fund, $66,658 for Transition 2015 Fund, $107,134 for Transition 2020 Fund, $48,603 for Transition 2025 Fund, $116,729 for Transition 2030 Fund, $39,910 for Transition 2040 Fund, and $17,108 for Transition 2050 Fund, of which $0, $0, $0, $0, $0, $0 and $0, respectively, was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $10,457, $7,411, $22,951, $12,894, $22,558, $11,659 and $2,937, respectively, paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its in terest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B, Class C and Class N Distribution and Service Plans. Under the Class B, Class C and Class N Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B, Class C and Class N shares. The distribution fee allows investors to buy Class B, Class C and Class N shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B, Class C and Class N shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B and Class N shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B or Class N distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B, Class C and Class N shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B, Class C or Class N service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses o f its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% and increase the annual Class N expenses by 0.50% of net assets.

Transition 2010 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$11,223	$8,796	$92	$18,170	1.34%
Class C Plan	$69,802	$11,929	$3,660	$75,758	0.95%
Class N Plan	$66,556	$5,098	$381	$149,785	0.95%

Transition 2015 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$41,739	$33,743	$173	$82,788	1.59%
Class C Plan	$103,845	$27,751	$1,306	$114,700	0.90%
Class N Plan	$69,254	$4,345	$1,077	$198,591	1.09%
Transition 2020 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$69,547	$56,105	$840	$164,104	1.94%
Class C Plan	$177,220	$39,361	$3,899	$193,670	0.88%
Class N Plan	$96,826	$7,723	$1,300	$241,224	1.00%
Transition 2025 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$23,301	$19,905	$169	$55,158	1.71%
Class C Plan	$91,986	$19,282	$3,075	$86,054	0.71%
Class N Plan	$67,874	$3,617	$49	$166,981	0.83%
Transition 2030 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$85,532	$68,355	$1,336	$208,390	1.96%
Class C Plan	$219,153	$38,992	$9,082	$225,313	0.80%
Class N Plan	$141,626	$13,527	$883	$281,018	0.78%
Transition 2040 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$25,701	$20,708	$144	$56,403	1.59%
Class C Plan	$95,693	$11,896	$4,386	$103,001	0.78%
Class N Plan	$72,940	$4,731	$65	$148,982	0.72%
Transition 2050 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$10,596	$7,483	$95	$25,530	1.63%
Class C Plan	$50,865	$4,014	$1,785	$48,910	0.70%
Class N Plan	$37,794	$1,195	$44	$70,766	0.68%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, r etirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, and the Fund or an investor buying or selling Fund shares may pay, without limitation, all or portions of the following:

  an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "More About Your Account" section in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "Distribution and Service Arrangements - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

  compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2010, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (of at least $5,000) from the Manager or the Distributor for marketing or program support:

A.G. Edwards and Sons, Inc.	H.D. Vest Investment Services, Inc.	Prime Capital Services, Inc.
Aetna Life Insurance & Annuity Company	Hartford Life & Annuity Insurance Company	Primevest Financial Services, Inc.
AIG Advisor Group, Inc.	Independent Financial Group, LLC	Proequities, Inc.
Allianz Life Insurance Company	ING Financial Advisers, LLC	Protective Group Securities, Inc.
Allstate Financial Services LLC	ING Financial Partners, Inc.	Protective Life and Annuity Insurance Company
Allstate Life Insurance Company	Invest Financial Corporation	Pruco Securities, LLC
American Enterprise Life Insurance Company	Jackson National Life Insurance Company	Prudential Investment Management Services, Inc.
American General Annuity Insurance Company	Janney Montgomery Scott LLC	Raymond James & Associates, Inc.
American Portfolios Financial Services, Inc.	Jefferson Pilot Securities Corporation	Raymond James Financial Services, Inc.
American United Life Insurance Company	JJB Hillard W.L. Lyons, Inc.	RBC Capital Markets Corporation
Ameriprise Advisor Services, Inc.	JP Morgan Securities, Inc.	RBC Dain Rauscher
Ameriprise Financial Services, Inc.	Kemper Investors Life Insurance Company	Retirement Plan Consultants
Ameritas Life Insurance Company	Key Investment Services LLC	Robert W. Baird & Co.
AXA Advisors, LLC	KMS Financial Services Inc.	Royal Alliance Associates, Inc.
AXA Equitable Life Insurance Company	Legend Equities Corporation	Sagepoint Financial Advisors
Banc of America Investment Services, Inc.	Lincoln Financial Advisors Corporation	Securities America, Inc.
Cadaret Grant & Co.	Lincoln Financial Securities Corporation	Security Benefit Life Insurance Company
Cambridge Investment Research, Inc.	Lincoln Investment Planning, Inc.	Sigma Financial Corp.
CCO Investment Services Corporation	Lincoln National Life Insurance Company	Signator Investments, Inc.
Charles Schwab & Co., Inc.	LPL Financial Corporation	State Farm VP Management Corp.
Chase Investment Services Corporation	Manulife Financial	Stifel, Nicolaus & Company, Inc.
Citigroup Global Markets, Inc.	Massachusetts Mutual Life Insurance Company	Sun Life Financial Distributors, Inc.
CitiStreet Advisors LLC	MassMutual Financial Group	Sun Life Insurance Company
Citizens Bank of Rhode Island	Merrill Lynch Pierce Fenner & Smith Inc.	Sun Trust Securities, Inc.
C.M. Life Insurance Company	MetLife Investors Insurance Company	Sunamerica Securities, Inc.
Commonwealth Financial Network	MetLife Securities, Inc.	SunTrust Bank
CUNA Brokerage Services, Inc.	MML Investor Services, Inc.	Suntrust Investment Services, Inc.
CUSO Financial Services, LP	Morgan Stanley & Co., Incorporated	TD Ameritrade Clearing, Inc.
Direct Services LLC	Morgan Stanley Smith Barney LLC	The Hartford/Planco
Edward D. Jones and Company, LP	Multi-Financial Securities Corporation	The Investment Center, Inc.
Essex National Securities, Inc.	Mutual Funds Against Cancer	Thrivent Financial for Lutherans
Federal Kemper Life Assurance Company	National Planning Corporation	Thrivent Investment Management, Inc.
Financial Network Investment Corporation	National Retirement Partners, Inc.	Transamerica Life Insurance Co.
Financial Services Corporation	Nationwide Financial Services, Inc.	UBS Financial Services, Inc.
First Allied Securities, Inc.	New England Securities, Inc.	Union Central Life Insurance Company
First Clearing LLC	NFP Securities Inc.	USI Securities, Inc.
First Global Capital Corporation	North Ridge Securities Corp.	Valic Financial Advisors, Inc.
FSC Securities Corporation	Northwestern Mutual Investment Services	Vanderbilt Securities LLC
GE Life and Annuity Company	NRP Financial, Inc.	VSR Financial Services, Inc.
Geneos Wealth Management, Inc.	Oppenheimer & Co. Inc.	Wachovia Securities, LLC
Genworth Financial, Inc.	Pacific Life Insurance Co.	Walnut Street Securities, Inc.
Great West Life Insurance Company	Park Avenue Securities LLC	Wells Fargo Advisors, LLC
Guardian Insurance & Annuity Company	Pershing LLC	Wells Fargo Investments, LLC
H. Beck, Inc.	PFS Investments, Inc.	Woodbury Financial Services, Inc.
PlanMember Securities Corp.

For the year ended December 31, 2010, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor (of at least $2,500) for administrative or other services provided (other than revenue sharing arrangements), as described above:

Acensus, Inc.	First Clearing LLC	National Financial Services LLC
ACS HR Solutions LLC	First Global Capital Corporation	New York Life Insurance and Annuity Company
ADP Broker-Dealer, Inc.	First Trust Corp.	Northwest Plan Services Inc.
Aegon USA	GE Financial Assurance	Oppenheimer & Co. Inc.
Aetna Life Insurance & Annuity Company	GE Life and Annuity Company	Pershing LLC
Alliance Benefit Group	Geller Group Ltd.	Phoenix Life Insurance Company
Allianz Life Insurance Company	Genworth Financial, Inc.	Plan Administrators Inc.
American Diversified Distribution, LLC	Great West Life Insurance Company	PlanMember Securities
American Enterprise Life Insurance	Guardian Insurance & Annuity Company	Primevest Financial Services, Inc.
American Funds	H&R Block Financial Advisors, Inc.	Principal Life Insurance
American General Annuity Insurance Company	H.D. Vest Investment Services, Inc.	Protective Life and Annuity Insurance Company
American United Life Insurance Co.	Hartford Life Insurance Company	Prudential Investment Management Services, Inc.
Ameriprise Financial Services, Inc.	Hewitt Associates LLC	PSMI Group
Ameritas Life Insurance Company	ICMA-RC Services LLC	Raymond James & Associates, Inc.
Ameritrade, Inc.	Ingham Group	Reliance Trust Co.
Annuity Investors Life Insurance Company	Interactive Retirement Systems	Robert W. Baird & Co.
AST Trust Company	Intuition Systems, Inc.	RSM McGladrey, Inc.
AXA Equitable Life Insurance Company	Investmart	Scott & Stringfellow, Inc.
Benefit Administration Co.	Janney Montgomery Scott LLC	Scottrade, Inc.
Benefit Consultants Group	JJB Hillard W. L. Lyons, Inc.	Security Benefit Life Insurance Company
Benefit Plans Administrative Services, Inc.	John Hancock Life Insurance Company	Southwest Securities, Inc.
Boston Financial Data Services, Inc.	JP Morgan Securities, Inc.	Standard Insurance Co.
Ceridian	July Business Services	Standard Retirement Services, Inc.
Charles Schwab & Co., Inc.	Kemper Investors Life Insurance Company	Stanton Group, Inc.
Citigroup Global Markets Inc.	Lincoln Benefit National Life	Sterne Agee & Leach, Inc.
CitiStreet Advisors LLC	Lincoln Financial Advisors Corporation	Stifel Nicolaus & Company, Inc.
Clark Consulting	Lincoln Investment Planning Inc.	Sun Trust Securities, Inc.
CPI Qualified Plan Consultants	LPL Financial Corporation	T. Rowe Price
CUNA Mutual Insurance Society	Marshall & Ilsley Trust Company, Inc.	The Princeton Retirement Group
DA Davidson & Co.	Massachusetts Mutual Life Insurance Company	The Retirement Plan Company, LLC
Daily Access. Com, Inc.	Matrix Settlement & Clearance Services	Transamerica Retirement Services
Davenport & Company, LLC	Mercer HR Services	UBS Financial Services, Inc.
David Lerner Associates, Inc.	Merrill Lynch Pierce Fenner & Smith Inc.	Unified Fund Services, Inc.
Digital Retirement Solutions	Mesirow Financial, Inc.	Union Bank & Trust Company
Diversified Advisors Investments Inc.	MG Trust	US Clearing Co.
DR, Inc.	Mid Atlantic Capital Co.	USAA Investment Management Co.
Dyatech, LLC	Milliman, Inc.	USI Consulting Group
E*TRADE Clearing LLC	Minnesota Life Insurance Company	Valic Financial Advisors, Inc.
Edward D. Jones and Company, LP	Mony Life Insurance Company of America	Vanguard Group
ExpertPlan.com	Morgan Stanley & Co., Incorporated	Wachovia Securities, LLC
Federal Kemper Life Assurance Company	Morgan Stanley Dean Witter	Wedbush Morgan Securities
Fidelity Brokerage Services, LLC	Mutual of Omaha Insurance Company	Wells Fargo Bank NA
Fidelity Investments Institutional Operations Co.	National City Bank	Wells Fargo Investments, LLC
Financial Administrative Services Corporation	National Deferred Compensation	Wilmington Trust Company
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Performance of the Funds

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 5.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.
  For Class N shares, the 1.0% CDSC is deducted for returns for the one-year and life of class periods, as applicable.
  There is no sales charge on Class Y shares.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas).

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

Transition 2010 Fund

The Fund's Total Returns for the Periods Ended 02/28/11
	Cumulative Total Returns		Average Annual Total Returns
	Life of class		1 Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(17.04%)	(11.98%)	7.43%	13.99%	(4.35%)	(2.99%)
Class B*	(16.76%)	(15.12%)	7.95%	12.95%	(4.27%)	(3.83%)
Class C*	(14.97%)	(14.97%)	12.03%	13.03%	(3.79%)	(3.79%)
Class N*	(12.83%)	(12.83%)	12.81%	13.81%	(3.21%)	(3.21%)
Class Y*	(11.05%)	(11.05%)	14.46%	14.46%	(2.75%)	(2.75%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/11*
	1 Year	Life of class
After Taxes on Distributions	7.22%	(4.69%)
After Taxes on Distributions and Redemption of Fund Shares	5.11%	(3.79%)

* Inception of Class A, Class B, Class C, Class N and Class Y shares: 12/15/06.

Transition 2015 Fund

The Fund's Total Returns for the Periods Ended 02/28/11
	Cumulative Total Returns		Average Annual Total Returns
	Life of class		1 Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(15.31%)	(10.14%)	9.33%	16.00%	(3.88%)	(2.51%)
Class B*	(14.82%)	(13.14%)	10.04%	15.04%	(3.74%)	(3.30%)
Class C*	(13.14%)	(13.14%)	14.02%	15.02%	(3.30%)	(3.30%)
Class N*	(10.97%)	(10.97%)	14.82%	15.82%	(2.73%)	(2.73%)
Class Y*	(8.71%)	(8.71%)	16.52%	16.52%	(2.15%)	(2.15%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/11*
	1 Year	Life of class
After Taxes on Distributions	9.02%	(4.22%)
After Taxes on Distributions and Redemption of Fund Shares	6.24%	(3.42%)

* Inception of Class A, Class B, Class C, Class N and Class Y shares: 12/15/06.

Transition 2020 Fund

The Fund's Total Returns for the Periods Ended 02/28/11
	Cumulative Total Returns		Average Annual Total Returns
	Life of class		1 Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(12.24%)	(6.88%)	10.19%	16.91%	(3.06%)	(1.68%)
Class B*	(11.95%)	(10.21%)	10.89%	15.89%	(2.98%)	(2.53%)
Class C*	(9.90%)	(9.90%)	15.10%	16.10%	(2.45%)	(2.45%)
Class N*	(7.73%)	(7.73%)	15.74%	16.74%	(1.90%)	(1.90%)
Class Y*	(5.38%)	(5.38%)	17.48%	17.48%	(1.31%)	(1.31%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/11*
	1 Year	Life of class
After Taxes on Distributions	10.01%	(3.36%)
After Taxes on Distributions and Redemption of Fund Shares	6.85%	(2.71%)

* Inception of Class A, Class B, Class C, Class N and Class Y shares: 12/15/06.

Transition 2025 Fund

The Fund's Total Returns for the Periods Ended 02/28/11
	Cumulative Total Returns		Average Annual Total Returns
	Life of class		1 Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(8.49%)	(2.91%)	10.92%	17.69%	(2.93%)	(0.98%)
Class B*	(8.00%)	(5.20%)	11.70%	16.70%	(2.76%)	(1.77%)
Class C*	(5.09%)	(5.09%)	15.73%	16.73%	(1.74%)	(1.74%)
Class N*	(3.57%)	(3.57%)	16.52%	17.52%	(1.21%)	(1.21%)
Class Y*	(1.59%)	(1.59%)	18.35%	18.35%	(0.54%)	(0.54%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/11*
	1 Year	Life of class
After Taxes on Distributions	10.74%	(3.14%)
After Taxes on Distributions and Redemption of Fund Shares	7.34%	(2.57%)

* Inception of Class A, Class B, Class C, Class N and Class Y shares: 03/04/08.

Transition 2030 Fund

The Fund's Total Returns for the Periods Ended 02/28/11
	Cumulative Total Returns		Average Annual Total Returns
	Life of class		1 Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(8.39%)	(2.80%)	12.12%	18.96%	(2.06%)	(0.67%)
Class B*	(7.92%)	(6.11%)	12.79%	17.79%	(1.94%)	(1.49%)
Class C*	(5.86%)	(5.86%)	17.08%	18.08%	(1.43%)	(1.43%)
Class N*	(3.59%)	(3.59%)	17.73%	18.73%	(0.87%)	(0.87%)
Class Y*	(0.75%)	(0.75%)	19.60%	19.60%	(0.18%)	(0.18%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/11*
	1 Year	Life of class
After Taxes on Distributions	12.02%	(2.36%)
After Taxes on Distributions and Redemption of Fund Shares	8.00%	(1.88%)

* Inception of Class A, Class B, Class C, Class N and Class Y shares: 12/15/06.

Transition 2040 Fund

The Fund's Total Returns for the Periods Ended 02/28/11
	Cumulative Total Returns		Average Annual Total Returns
	Life of class		1 Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(4.12%)	1.73%	13.11%	20.01%	(1.40%)	0.58%
Class B*	(3.52%)	(0.60%)	14.08%	19.08%	(1.19%)	(0.20%)
Class C*	(0.53%)	(0.53%)	18.10%	19.10%	(0.18%)	(0.18%)
Class N*	0.96%	0.96%	18.73%	19.73%	0.32%	0.32%
Class Y*	3.06%	3.06%	20.70%	20.70%	1.02%	1.02%

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/11*
	1 Year	Life of class
After Taxes on Distributions	12.76%	(1.63%)
After Taxes on Distributions and Redemption of Fund Shares	8.59%	(1.29%)

* Inception of Class A, Class B, Class C, Class N and Class Y shares: 03/04/08.

Transition 2050 Fund

The Fund's Total Returns for the Periods Ended 02/28/11
	Cumulative Total Returns		Average Annual Total Returns
	Life of class		1 Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(2.83%)	3.10%	14.24%	21.21%	(0.96%)	1.03%
Class B*	(2.24%)	0.73%	15.27%	20.27%	(0.76%)	0.24%
Class C*	0.80%	0.80%	19.25%	20.25%	0.27%	0.27%
Class N*	2.27%	2.27%	19.76%	20.76%	0.75%	0.75%
Class Y*	4.25%	4.25%	21.70%	21.70%	1.40%	1.40%

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/11*
	1 Year	Life of class
After Taxes on Distributions	13.97%	(1.18%)
After Taxes on Distributions and Redemption of Fund Shares	9.25%	(0.93%)

* Inception of Class A, Class B, Class C, Class N and Class Y for each Fund: 03/04/08.

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on o ther days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the Manager's "Valuation Committee". Fair value determinations by the Manager are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

Securities Valuation. The Board of each Fund and of each Underlying Fund has established procedures for the valuation of the respective fund's securities. In general those procedures are as follows:

  Equity securities traded on a U.S. securities exchange are valued as follows:
  if "last sale" information is regularly reported on the principal exchange on which a security is traded, it is valued at the last reported sale price on that day, or if "last sale" information is not available on a valuation date, the security is valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date, or if "last sale" information is not available on a valuation date, and the last reported sale price for the security preceding the valuation date is not within the spread of the closing "bid" and "asked" prices on the valuation date, the security is valued at the closing "bid" price on the valuation date.
  Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
  at the last sale price available to the pricing service approved by the Board, or at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded, or on the basis of reasonable inquiry, from two market makers in the security.
  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, the Manager may use pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Foreign currency, including forward contracts, is valued and securities that are denominated in foreign currency are converted to U.S. dollars, using the closing prices in the New York foreign exchange market or that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager. If there were no sales on the valuation date, those investments are valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If the last sale price on the preceding trading day is not within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date, the value shall be the closing "bid" price. If the put, call or future is not traded on an exchange, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases the "bid" price may be used if no "asked" price is available.

When an option is sold, an amount equal to the premium received is included in the applicable Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the gain on investments, if a call or put sold is exercised, the proceeds are increased by the premium received. If a call or put sold expires, there is a resulting gain in the amount of the premium. If a fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a fund exercises a put it holds, the amount it receives on its sale of the underlying investment is reduced by the amount of the premium that was paid.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Money Market Funds:
Oppenheimer AMT-Free New York Municipals	Oppenheimer Cash Reserves
Oppenheimer Balanced Fund	Oppenheimer Institutional Money Market Fund
Oppenheimer Core Bond Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer California Municipal Fund	Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series Funds:
Oppenheimer Champion Income Fund	Active Allocation Fund
Oppenheimer Commodity Strategy Total Return Fund	Conservative Investor Fund
Oppenheimer Corporate Bond Fund	Equity Investor Fund
Oppenheimer Currency Opportunities Fund	Moderate Investor Fund
Oppenheimer Developing Markets Fund	Oppenheimer Portfolio Series Fixed Income
Oppenheimer Discovery Fund	Active Allocation Fund
Oppenheimer Emerging Markets Debt Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest International Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Fund	Oppenheimer Real Estate Fund
Oppenheimer Global Allocation Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Strategic Income Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Small Company Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Main Street Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Select Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Small- & Mid-Cap Fund
Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer LifeCycle Funds:	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Transition 2010 Fund	Oppenheimer U.S. Government Trust
Oppenheimer Transition 2015 Fund	Oppenheimer Value Fund
Oppenheimer Transition 2020 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2025 Fund	Rochester Fund Municipals
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).  Effective July 1, 2011, Class B shares are not available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent .

   1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

   2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

   3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The OppenheimerFunds Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

   4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

   5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

   6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Class A Shares Purchased with Proceeds from Certain Retirement Plans. Class A shares of the Fund may be purchased at net asset value with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. No sales concessions will be paid to the broker-dealer of record on sales of such Class A shares, whether or not they are subject to a CDSC as described in the Prospectus. Additionally, no concession will be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by a retirement plan for more than 18 months.

Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), the conversion of Class B shares to Class A shares is not treated as a taxable event for the shareholder. If those laws or the IRS' interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

Availability of Class N Shares. In addition to the types of retirement plans which may purchase Class N shares that are described in the Prospectus, Class N shares also are offered to the following:

  to all rollover IRAs (including SEP IRAs and SIMPLE IRAs), to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
  to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, to all trustee-to-trustee IRA transfers,
  to all 90-24 type 403(b) transfers,
  to Group Retirement Plans (as defined in Appendix A to this SAI) which have entered into a special agreement with the Distributor for that purpose, to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor, to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more, to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets, to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

  purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix A to this SAI. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Bank of America Merrill Lynch ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payments for shares tendered for redemption are ordinarily made in cash. However, under certain circumstances, the Board of Trustees of each Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment of a redemption order wholly or partly in cash. In that case, the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Funds, in lieu of cash.
     If shares are redeemed in kind, the redeeming shareholder would generally receive shares of one or more of the Underlying Funds. Those shares would be subject to the applicable Underlying Fund's normal fees, sales charges, and redemption and exchange policies. If a redemption in kind were made in other types of securities, the shareholder might incur brokerage or o ther costs in selling the securities for cash. The Funds will value securities used to pay redemptions in kind using the same method the Funds and the Underlying Funds use to value their portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.

Requests for distributions from OppenheimerFunds-sponsored IRA's, SEP-IRA's, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:

  state the reason for the distribution;
  if the distribution is premature, state the owner's awareness of tax penalties; and
  conform to the requirements of the plan and the Fund's other redemption requirements.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditio ns of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify the Minimum Balance Fee in its discretion.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $500. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the $500 minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C, Class N or Class Y shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, in certain circumstances, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:
      With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.
  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.
  A 1% Class N CDSC will be imposed on Class N shares held in retirement plans (not including IRAs and 403(b) plans) if the retirement plan is terminated or if Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, if the shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.
  A 1% Class N CDSC will be imposed on Class N shares held in IRA's or 403(b) plans if they are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.

When Class B, Class C or Class N shares are exchanged, the priorities for the imposition of the CDSC described in "About Your Account" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

For circumstances in which a CDSC on shares acquired by exchange may be waived, see Appendix A "Special Sales Charge Arrangements and Waivers."

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The OppenheimerFunds Exchange Privilege" section in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. The Fund does not have a fixed rate for dividends or other distributions ("distributions") and cannot assure the payment of any distributions. The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses. The Fund intends to distribute substantially all of its net investment income and net realized capital gains at least annually, and may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.

Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B, Class C and Class N shares are expected to be lower than distributions on Class A shares and Class Y shares because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Some of the Underlying Funds have no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will pass through to the Fund shareholders as long as the Fund and Underlying Funds continue to qualify as regulated investment companies. However, short-term capital gains received from the Underlying Funds will be taxed as ordinary income to the Fund and therefore may not be offset against long-term capital losses of the Fund. This will have the effect of increasing the amount of ordinary income the Fund must distribute to shareholders.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating Fund-level corporate income tax that would otherwise be imposed on such income. Qualification as a RIC also allows the Fund, under certain conditions, to characterize the distributions made to its shareholders as composed of specific types of tax-favored income such as corporate dividends, capital gains and tax-exempt interest.

Even though the Fund expects to continue to qualify as a RIC, to the extent that it distributes less than all of its income, the Fund may still be subject to a corporate income tax and an excise tax. In addition, any investment income received from a foreign source may be subject to foreign withholding taxes, although the rate of any such withholding tax may be reduced under an income tax treaty if the Fund qualifies for the benefits of the treaty. If possible, the Fund will operate so as to qualify for such reduced rates, Any foreign withholding taxes will reduce the Fund's income and capital gain. The Fund may also be subject to corporate income tax and a penalty on distributions or gains if the Fund invests in "passive foreign investment companies" (described below) even if those amounts are distributed to the Fund's shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

     Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

     Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of U.S. Government securities, securities of other RIC's, securities of other issuers ("Other Issuers") and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

     Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Failure to Qualify. If the Fund failed to qualify as a RIC, it would (unless certain cure provisions apply) then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions may qualify for the maximum 15% tax rate on dividend income (for taxable years beginning before 2013) and, in the case of corporations, they may qualify for the dividends-received deduction.

Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, affect the Fund's holding period in its investments, change the character of, or accelerate, the Fund's income, defer or disallow the Fund's deductions and losses, and compel the Fund to report as taxable income mere increases in the value of its assets. For example, the Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund's distributions. Or part of an "inter est" payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.

Certain positions in the Fund's portfolio may have to be "marked-to-market," (that is, treated as if they were sold and repurchased on the last day of the Fund's taxable year). Such "deemed sales" under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules while remaining qualified for treatment as a RIC.

Passive Foreign Investment Companies. If the Underlying Fund invests in a "passive foreign investment company" ("PFIC"), then the Underlying Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from certain PFIC distributions or the sale of PFIC shares is allocated to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year's ordinary income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Underlying Fund's actual income or tax rate for that prior year). For each prior taxable year, the Underlying Fund must pay both the amount of tax so computed and a penalty that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and penalties would reduce the investment return of the Underlying Fund.

If a PFIC is willing to provide the Underlying Fund with certain necessary reporting information annually (which PFICs frequently do not provide), the Underlying Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF") and, in lieu of the tax consequences described above, the Underlying Fund would be required to include in each year's income its share of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Underlying Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test mentioned above and the excise tax discussed below.

Alternatively, if the Underlying Fund invests in a PFIC, it may make a mark-to-market election that will result in the Underlying Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In that case, the Underlying Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Underlying Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the "IRS"). By making the election, the Underlying Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and th e proceeds from dispositions of the PFIC's stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce shareholder total return s from the Fund.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of each shareholder's basis in his or her shares, and any remaining amounts will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital. A reduction in the basis of shares could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares.

Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, if the Fund invests in stock, a portion of the Fund's ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on "qualified dividend income" as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the IRS. The percentage of each distribution that corresponds to a particular type of income will generally be based on how much of that income the Fund earns for the taxable year in accordance with the IRS rules, rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund's taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.

     Distributions Derived from Dividends. If the Fund earns dividend income from U.S. corporations, for the Fund's corporate shareholders to claim the dividends-received deduction against the Fund's distributions, both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend the Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, the Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate sharehold er (1) holds the Fund's shares for at least 46 days during a specified period that includes the portfolio stock's ex-dividend date and (2) does not debt finance its investment in the Fund's shares. To the extent the Fund's distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.

If the Fund earns qualified dividend income, as discussed below, special rules may also apply to regular dividends paid to a non-corporate shareholder of the Fund during the shareholder's taxable years beginning before 2013. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals. Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder's net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund's gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular divide nds paid to the shareholder during such year and (ii) if less than 95% of the Fund's gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends reported by the Fund as qualified dividend income, which generally cannot exceed the ratio that the Fund's qualified dividend income bears to its gross income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.

"Qualified dividend income" generally means dividends received by the Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. It also includes dividends received with respect to the stock of a foreign corporation provided the stock is readily tradable on an established U.S. securities market. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include "payments in lieu of dividends" received in securities lending transactions or dividends received from a real estate investment trust ("REIT") or another RIC, except to the extent such dividends were paid from qualified dividend income received and reported by such REIT or RIC. If a shareholder elects to treat F und dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.

     Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities) or from bonds or other debt obligations;
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

     Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly reported will be taxable to the Fund's shareholders as long-term capital gain. The amount of distributions reported as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain all or a portion of its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. If the Fund so elects, each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Foreign Source Income. Investment income that the Fund or Underlying Funds may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. If more than 50% of the value of an Underlying Fund's total assets at the close of any taxable year consists of securities of foreign corporations the Underlying Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Underlying Fund continues to qualify as a RIC. If an Underlying Fund makes such an election, the Fund may also make an election with respect to foreign taxes treated as paid by the Fund. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit the amount against the shareholder's U.S. federal income tax due, or deduct the amount from his or her U.S. taxable income. If the Underlying Funds have investments in foreign securities, the Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.

Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year cannot exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder's taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign ta xes for the taxable year do not exceed $300 ($600 for a joint return).

As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder's proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will generally recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on th e deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, and no later than January 31 of the following calendar year, in certain circumstances, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that any sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Backup Withholding. The Fund will be required in certain cases to withhold 28% (currently scheduled to increase to 31% after 2012) of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Taxation of Foreign Shareholders. Taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depen ding on its circumstances, the Fund may report some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above and the possible applicability of U.S. estate tax.

Under recently-enacted legislation, payments after 2012 of dividends on, and gross proceeds from the redemption of, shares of the Fund made to "foreign financial institutions" and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

Recently-enacted legislation imposes information reporting requirements on individuals that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect to understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the Fund's investments.

Tax Shelter and Other Reporting Requirements. If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years (for an individual shareholder); or at least $10 million in any single taxable year or $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC").

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A: Special Sales Charge Arrangements and Waivers

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or Class N shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  Group Retirement Plans,1
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).  Class A shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals shares purchased prior to 10/22/07) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more ($250,000 or more for certain Funds).
  Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill L ynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons  and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange.
  Purchases of Class A shares by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan in any Oppenheimer fund into which shareholders of Oppenheimer Equity Fund, Inc. may exchange.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.3
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.4
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. Class C or Class N shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions by OppenheimerFunds Single K plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions5 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.3
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.6
  On account of the participant's separation from service.7
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B, Class C and Class N shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Former Shareholders of Quest for Value Funds

For shareholders of the Quest for Value Funds who acquired shares prior to November 24, 1995 and still hold those shares (or shares of an Oppenheimer fund into which any Quest for Value Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

V. Special Sales Charge Arrangements for Former Shareholders of Connecticut Mutual Investment Accounts, Inc.

For shareholders of the Connecticut Mutual Investment Accounts who acquired shares prior to March 1, 1996 and still hold those shares (or shares of an Oppenheimer fund into which any Connecticut Mutual Investment Account was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

VI. Special Sales Charge Arrangements for Former Shareholders of Advance America Funds, Inc.

For shareholders of the Advanced America Funds who acquired shares prior to October 18, 1991 and still hold those shares (or shares of an Oppenheimer fund into which any Advanced American Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

Footnotes to Appendix A:

1. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investm ent dealer, broker or other financial institution that has made special arrangements with the Distributor.

2. However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

3. This provision does not apply to IRAs.

4. This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

5. The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

6. This provision does not apply to loans from 403(b)(7) custodial plans or from OppenheimerFunds Single K plans.

7. This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Appendix B: Ratings Definitions

Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS – TAXABLE DEBT)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", and "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment-Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment-grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Appendix C: Qualifying Hybrid Instruments

Section 2(f) of the Commodities Exchange Act (the "Act") ("Exclusion for qualifying hybrid instruments")

(1) In general.

     Nothing in this chapter (other than section 16(e)(2)(B) of this title) governs or is applicable to a hybrid instrument that is predominantly a security.

(2)Predominance.

     A hybrid instrument shall be considered to be predominantly a security if -

     (A) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument;

     (B) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (A), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity;

     (C) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and

     (D) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to this chapter.

(3)Mark-to-market margining requirements.

     For the purposes of paragraph (2)(C), mark-to-market margining requirements do not include the obligation of an issuer of a secured debt instrument to increase the amount of collateral held in pledge for the benefit of the purchaser of the secured debt instrument to secure the repayment obligations of the issuer under the secured debt instrument.

CFTC Rule 34.3 Hybrid Instrument Exemption

     (a) A hybrid instrument is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice or rendering other services with respect to such exempt hybrid instrument is exempt for such activity from all provisions of the Act (except in each case Section 2(a)(1)(B)), provided the following terms and conditions are met:

          (1)The instrument is:

               (i) An equity or debt security within the meaning of Section 2(l) of the Securities Act of 1933; or

               (ii) A demand deposit, time deposit or transaction account within the meaning of 12 CFR 204.2(b)(1), (c)(1) and (e), respectively, offered by an insured depository institution as defined in Section 3 of the Federal Deposit Insurance Act; an insured credit union as defined in Section 101 of the Federal Credit Union Act; or a Federal or State branch or agency of a foreign bank as defined in Section 1 of the International Banking Act;

          (2)The sum of the commodity-dependent values of the commodity-dependent components is less than the commodity-independent value of the commodity-independent component;

          (3)Provided that:

              (i) An issuer must receive full payment of the hybrid instrument's purchase price, and a purchaser or holder of a hybrid instrument may not be required to make additional out-of-pocket payments to the issuer during the life of the instrument or at maturity; and

               (ii) The instrument is not marketed as a futures contract or a commodity option, or, except to the extent necessary to describe the functioning of the instrument or to comply with applicable disclosure requirements, as having the characteristics of a futures contract or a commodity option; and

               (iii) The instrument does not provide for settlement in the form of a delivery instrument that is specified as such in the rules of a designated contract market;

         (4)The instrument is initially issued or sold subject to applicable federal or state securities or banking laws to persons permitted thereunder to purchase or enter into the hybrid instrument.

Appendix D: Qualifying Swap Transactions

Section 2(g) of the Commodities Exchange Act (the "Act") ("Excluded swap transactions")

     No provision of this chapter (other than section 7a (to the extent provided in section 7a(g) of this title), 7a-1, 7a-3, or 16(e)(2) of this title) shall apply to or govern any agreement, contract, or transaction in a commodity other than an agricultural commodity if the agreement, contract, or transaction is -

          (1) entered into only between persons that are eligible contract participants at the time they enter into the agreement, contract, or transaction;

          (2) subject to individual negotiation by the parties; and

          (3) not executed or traded on a trading facility.

CFTC Rule 35.2 Exemption

     A swap agreement is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice, or rendering other services with respect to such agreement, is exempt for such activity from all provisions of the Act (except in each case the provisions of Sections 2(a)(1)(B), 4b, and 4o of the Act and Section 32.9 of this chapter as adopted under Section 4c(b) of the Act, and the provisions of Sections 6(c) and 9(a)(2) of the Act to the extent these provisions prohibit manipulation of the market price of any commodity in interstate commerce or for future delivery on or subject to the rules of any contract market), provided the following terms and conditions are met:

          (a) the swap agreement is entered into solely between eligible swap participants at the time such persons enter into the swap agreement;

          (b) the swap agreement is not part of a fungible class of agreements that are standardized as to their material economic terms;

          (c) the creditworthiness of any party having an actual or potential obligation under the swap agreement would be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms of the swap agreement; and

          (d) the swap agreement is not entered into and traded on or through a multilateral transaction execution facility;

          Provided, however, that paragraphs (b) and (d) of Rule 35.2 shall not be deemed to preclude arrangements or facilities between parties to swap agreements, that provide for netting of payment obligations resulting from such swap agreements nor shall these subsections be deemed to preclude arrangements or facilities among parties to swap agreements, that provide for netting of payments resulting from such swap agreements; provided further, that any person may apply to the Commission for exemption from any of the provisions of the Act (except 2(a)(1)(B)) for other arrangements or facilities, on such terms and conditions as the Commission deems appropriate, including but not limited thereto, the applicability of other regulatory regimes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2010 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2010 Fund, including the statement of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2010 Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 18, 2011

 OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF INVESTMENTS February 28, 2010

	Shares	Value

Investment Companies—100.1%[1]
Fixed Income Funds—46.2%
Oppenheimer Champion Income Fund, CI. Y	700,043	$1,400,087
Oppenheimer Core Bond Fund, CI. Y	1,331,679	8,655,911
Oppenheimer International Bond Fund, CI. Y	635,345	4,117,036
Oppenheimer Limited-Term Government Fund, CI. Y	630,980	5,924,905
Oppenheimer Master Inflation Protected Securities Fund, LLC	132,205	1,365,377

		21,463,316
Global Equity Funds—10.8%
Oppenheimer Developing Markets Fund, CI. Y	21,652	738,542
Oppenheimer International Growth Fund, CI. Y	93,095	2,683,916
Oppenheimer International Small Company Fund, CI. Y	11,932	285,887
Oppenheimer Quest International Value Fund, CI. Y	76,030	1,322,156

		5,030,501
Money Market Fund—3.0%
Oppenheimer Institutional Money Market Fund, CI. E, 0.21%[2]	1,383,849	1,383,849
Specialty Funds—7.3%
Oppenheimer Commodity Strategy Total Return Fund, CI. Y	503,243	1,967,681
Oppenheimer Gold & Special Minerals Fund, CI. Y	10,023	482,320
Oppenheimer Real Estate Fund, CI. Y	45,446	932,544

		3,382,545
U.S. Equity Funds—32.8%
Oppenheimer Capital Appreciation Fund, CI. Y3	115,093	5,508,358
Oppenheimer Main Street Small- & Mid-Cap Fund, CI. Y	96,060	2,156,548
Oppenheimer Value Fund, CI. Y	325,061	7,599,937

		15,264,843

Total Investments, at Value (Cost $40,483,984)	100.1%	46,525,054
Liabilities in Excess of Other Assets	(0.1)	(53,476)

Net Assets	100.0%	$46,471,578

 OPPENHEIMER TRANSITION 2010 FUND

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	February 28,	Gross	Gross	February 28,
	2010	Additions	Reductions	2011

Oppenheimer Capital Appreciation Fund, CI. Y	37,202	99,979	22,088	115,093
Oppenheimer Champion Income Fund, CI. Y	—	775,277	75,234	700,043
Oppenheimer Commodity Strategy
Total Return Fund, CI. Y	459,839	227,265	183,861	503,243
Oppenheimer Core Bond Fund, CI. Y	964,339	674,315	306,975	1,331,679
Oppenheimer Developing Markets Fund, CI. Y	—	23,891	2,239	21,652
Oppenheimer Discovery Fund, CI. Y	33,430	4,498	37,928	—
Oppenheimer Global Fund, CI. Y	79,853	11,486	91,339	—
Oppenheimer Gold & Special Minerals Fund, CI. A	—	9,037	9,037	—
Oppenheimer Gold & Special Minerals Fund, CI. Y	—	10,823	800	10,023
Oppenheimer Institutional Money Market Fund, CI. E	162,783	8,195,904	6,974,838	1,383,849
Oppenheimer International Bond Fund, CI. Y	138,305	569,869	72,829	635,345
Oppenheimer International Growth Fund, CI. Y	—	105,013	11,918	93,095
Oppenheimer International Small Company Fund, CI. Y	—	13,013	1,081	11,932
Oppenheimer Limited-Term Government Fund, CI. Y	534,363	341,872	245,255	630,980
Oppenheimer Main Street Fund, CI. Y	108,320	15,357	123,677	—
Oppenheimer Main Street Small- & Mid-Cap Fund,
CI. Y (formerly Oppenheimer Main Street
Small Cap Fund, CI. Y)	—	114,324	18,264	96,060
Oppenheimer Master Inflation Protected
Securities Fund, LLC	—	158,284	26,079	132,205
Oppenheimer Quest International Value Fund, CI. Y	—	83,991	7,961	76,030
Oppenheimer Real Estate Fund, CI. Y	—	48,059	2,613	45,446
Oppenheimer Small- & Mid- Cap Value Fund, CI. Y	66,231	9,350	75,581	—
Oppenheimer Value Fund, CI. Y	242,302	163,551	80,792	325,061

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Capital Appreciation Fund, CI. Y	$5,508,358	$—		$(3,084)
Oppenheimer Champion Income Fund, CI. Y	1,400,087	58,766		175
Oppenheimer Commodity Strategy Total Return Fund, CI. Y	1,967,681	34,983		(125,336)
Oppenheimer Core Bond Fund, CI. Y	8,655,911	361,635		(558,876)
Oppenheimer Developing Markets Fund, CI. Y	738,542	2,965		236
Oppenheimer Discovery Fund, CI. Y	—	—		65,383
Oppenheimer Global Fund, CI. Y	—	—		450,230
Oppenheimer Gold & Special Minerals Fund, CI. A	—	—		57,795
Oppenheimer Gold & Special Minerals Fund, CI. Y	482,320	40,304		(2,191)
Oppenheimer Institutional Money Market Fund, CI. E	1,383,849	1,941		—
Oppenheimer International Bond Fund, CI. Y	4,117,036	113,789		(13,013)
Oppenheimer International Growth Fund, CI. Y	2,683,916	24,576		1,319
Oppenheimer International Small Company Fund, CI. Y	285,887	23,554		(97)
Oppenheimer Limited-Term Government Fund, CI. Y	5,924,905	157,517		23,452
Oppenheimer Main Street Fund, CI. Y	—	—		116,068
Oppenheimer Main Street Small- & Mid-Cap Fund, CI. Y (formerly Oppenheimer Main Street Small Cap Fund, CI. Y)	2,156,548	7,404		6,909
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,365,377	11,236	[a]	(5,016)[a]
 OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Quest International Value Fund, CI. Y	$1,322,156	$33,028	$92
Oppenheimer Real Estate Fund, CI. Y	932,544	3,974	(227)
Oppenheimer Small- & Mid- Cap Value Fund, CI. Y	—	—	279,664
Oppenheimer Value Fund, CI. Y	7,599,937	79,888	(39,953)

	$46,525,054	$955,560	$253,530

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2.	Rate shown is the 7-day yield as of February 28, 2011.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$46,525,054	$—	$—	$46,525,054

Total Assets	$46,525,054	$—	$—	$46,525,054

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2011

Assets
Investments, at value—affiliated companies (cost $40,483,984)—see accompanying
statement of investments	$46,525,054
Cash	123,340
Receivables and other assets:
Shares of beneficial interest sold	162,269
Dividends	69,001
Other	3,686

Total assets	46,883,350

Liabilities
Payables and other liabilities:
Investments purchased	182,774
Shares of beneficial interest redeemed	154,900
Legal, auditing and other professional fees	30,606
Distribution and service plan fees	18,055
Shareholder communications	16,905
Transfer and shareholder servicing agent fees	6,637
Trustees’ compensation	768
Other	1,127

Total liabilities	411,772

Net Assets	$46,471,578

Composition of Net Assets
Par value of shares of beneficial interest	$5,627
Additional paid-in capital	46,485,232
Accumulated net investment income	239,241
Accumulated net realized loss on investments	(6,299,592)
Net unrealized appreciation on investments	6,041,070

Net Assets	$46,471,578

 OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $ 21,274,126 and 2,566,964 shares of beneficial interest outstanding)	$8.29
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.80
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,359,811 and 166,200 shares of beneficial interest outstanding)	$8.18
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,970,244 and 977,319 shares of beneficial interest outstanding)	$8.16
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,809,353 and 1,909,238 shares of beneficial interest outstanding)	$8.28
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $58,044 and 6,926 shares of beneficial interest outstanding)	$8.38
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2011

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$11,236
Expenses	(4,232)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	7,004

Investment Income
Dividends from affiliated companies	944,324
Interest	49
Other income	440

Total investment income	944,813

Expenses
Distribution and service plan fees:
Class A	38,208
Class B	11,223
Class C	69,802
Class N	66,556
Transfer and shareholder servicing agent fees:
Class A	28,747
Class B	3,759
Class C	21,870
Class N	27,082
Class Y	106
Shareholder communications:
Class A	14,194
Class B	2,175
Class C	8,285
Class N	3,852
Class Y	61
Legal, auditing and other professional fees	31,114
Administration service fees	1,500
Custodian fees and expenses	561
Trustees’ compensation	551
Other	7,751

Total expenses	337,397
Less waivers and reimbursements of expenses	(646)

Net expenses	336,751

Net Investment Income	615,066

1.	The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes.
See Note 1 of the accompanying Notes.
 OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from affiliated companies	$258,546
Distributions received from affiliated companies	44,294
Net realized loss allocated from
Oppenheimer Master Inflation Protected Securities Fund, LLC	(5,016)

Total realized gain	297,824
Net change in unrealized appreciation/depreciation on investments	4,083,235
Net change in unrealized appreciation/deprecation allocated from
Oppenheimer Master Inflation Protected Securities Fund, LLC	26,751

Total change in unrealized appreciation/depreciation	4,109,986

Net Increase in Net Assets Resulting from Operations	$5,022,876

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended February 28,	2011	2010

Operations
Net investment income	$615,066	$104,208
Net realized gain (loss)	297,824	(4,138,718)
Net change in unrealized appreciation/depreciation	4,109,986	10,907,730

Net increase in net assets resulting from operations	5,022,876	6,873,220

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(255,279)	(96,106)
Class B	(6,438)	—
Class C	(44,318)	(17,204)
Class N	(177,685)	(61,289)
Class Y	(995)	(649)

	(484,715)	(175,248)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	7,074,210	3,954,041
Class B	270,351	148,174
Class C	850,182	2,081,192
Class N	3,661,865	1,906,054
Class Y	(31,937)	23,574

	11,824,671	8,113,035

Net Assets
Total increase	16,362,832	14,811,007
Beginning of period	30,108,746	15,297,739

End of period (including accumulated net investment income of $239,241 and $108,890, respectively)	$46,471,578	$30,108,746

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 28,	February 28,	February 29,	February 28,
Class A Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$7.37	$5.25	$9.61	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	.15	.05	.11	.19	.02
Net realized and unrealized gain (loss)	.88	2.13	(4.42)	(.34)	.07

Total from investment operations	1.03	2.18	(4.31)	(.15)	.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.06)	(.01)	(.32)	—
Distributions from net realized gain	—	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.11)	(.06)	(.05)	(.33)	—

Net asset value, end of period	$8.29	$7.37	$5.25	$9.61	$10.09

Total Return, at Net Asset Value[3]	13.99%	41.59%	(44.97)%	(1.77)%	0.90%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$21,274	$12,272	$5,861	$4,056	$1,407

Average net assets (in thousands)	$15,682	$8,791	$6,201	$3,363	$1,164

Ratios to average net assets:[4]
Net investment income	1.95%[5]	0.73%	1.40%	1.84%	0.75%
Total expenses[6]	0.64%[5]	0.81%	0.76%	1.53%	8.49%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%[5]	0.80%	0.75%	0.91%	0.90%

Portfolio turnover rate	59%	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	1.26%
Year Ended February 28, 2010	1.48%
Year Ended February 28, 2009	1.36%
Year Ended February 29, 2008	2.12%
Period Ended February 28, 2007	9.09%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

	February 28,	February 28,	February 28,	February 29,	February 28,
Class B Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$7.28	$5.18	$9.57	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.07	.05	.01	.18	—[3]
Net realized and unrealized gain (loss)	.87	2.05	(4.36)	(.42)	.08

Total from investment operations	.94	2.10	(4.35)	(.24)	.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	—	—	(.26)	—
Distributions from net realized gain	—	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.04)	—	(.04)	(.27)	—

Net asset value, end of period	$8.18	$7.28	$5.18	$9.57	$10.08

Total Return, at Net Asset Value[4]	12.95%	40.54%	(45.54)%	(2.60)%	0.80%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,360	$960	$588	$892	$11

Average net assets (in thousands)	$1,123	$730	$861	$356	$4

Ratios to average net assets:[5]
Net investment income (loss)	0.93%[6]	0.77%	0.13%	1.78%	(0.07)%
Total expenses[7]	1.65%[6]	1.92%	1.61%	2.65%	82.86%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%[6]	1.58%	1.59%	1.65%	1.54%

Portfolio turnover rate	59%	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.27%
Year Ended February 28, 2010	2.59%
Year Ended February 28, 2009	2.21%
Year Ended February 29, 2008	3.24%
Period Ended February 28, 2007	83.46%

8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 28,	February 29,	February 28,
Class C Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$7.26	$5.18	$9.56	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.08	(.02)	.05	.22	(.01)
Net realized and unrealized gain (loss)	.86	2.12	(4.39)	(.46)	.09

Total from investment operations	.94	2.10	(4.34)	(.24)	.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.02)	—	(.27)	—
Distributions from net realized gain	—	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.04)	(.02)	(.04)	(.28)	—

Net asset value, end of period	$8.16	$7.26	$5.18	$9.56	$10.08

Total Return, at Net Asset Value[3]	13.03%	40.56%	(45.48)%	(2.61)%	0.80%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$7,970	$6,266	$2,835	$1,585	$134

Average net assets (in thousands)	$6,985	$4,795	$2,601	$713	$55

Ratios to average net assets:[4]
Net investment income (loss)	0.99%[5]	(0.25)%	0.65%	2.12%	(0.24)%
Total expenses[6]	1.55%[5]	1.70%	1.88%	2.35%	24.30%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%[5]	1.58%	1.66%	1.61%	1.65%

Portfolio turnover rate	59%	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.17%
Year Ended February 28, 2010	2.37%
Year Ended February 28, 2009	2.48%
Year Ended February 29, 2008	2.94%
Period Ended February 28, 2007	24.90%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

	February 28,	February 28,	February 28,	February 29,	February 28,
Class N Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$7.36	$5.24	$9.61	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	.13	.03	.11	.27	.01
Net realized and unrealized gain (loss)	.88	2.14	(4.44)	(.46)	.08

Total from investment operations	1.01	2.17	(4.33)	(.19)	.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.05)	— [3]	(.28)	—
Distributions from net realized gain	—	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.09)	(.05)	(.04)	(.29)	—

Net asset value, end of period	$8.28	$7.36	$5.24	$9.61	$10.09

Total Return, at Net Asset Value[4]	13.81%	41.33%	(45.11)%	(2.15)%	0.90%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$15,810	$10,530	$5,985	$2,074	$1

Average net assets (in thousands)	$13,326	$8,934	$5,289	$1,090	$1

Ratios to average net assets:[5]
Net investment income	1.70%[6]	0.51%	1.52%	2.64%	0.53%
Total expenses[7]	0.85%[6]	0.92%	1.02%	1.28%	141.69%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%[6]	0.92%	1.02%	1.15%	1.14%

Portfolio turnover rate	59%	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	1.47%
Year Ended February 28, 2010	1.59%
Year Ended February 28, 2009	1.62%
Year Ended February 29, 2008	1.87%
Period Ended February 28, 2007	142.29%

8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 28,	February 29,	February 28,
Class Y Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$7.43	$5.28	$9.65	$10.10	$10.00

Income (loss) from investment operations:
Net investment income[2]	.16	.08	.08	.12	.02
Net realized and unrealized gain (loss)	.91	2.14	(4.41)	(.26)	.08

Total from investment operations	1.07	2.22	(4.33)	(.14)	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.07)	—	(.30)	—
Distributions from net realized gain	—	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.12)	(.07)	(.04)	(.31)	—

Net asset value, end of period	$8.38	$7.43	$5.28	$9.65	$10.10

Total Return, at Net Asset Value[3]	14.46%	42.14%	(44.95)%	(1.65)%	1.00%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$58	$81	$29	$48	$1

Average net assets (in thousands)	$77	$55	$46	$51	$1

Ratios to average net assets:[4]
Net investment income	2.06%[5]	1.15%	0.96%	1.16%	1.00%
Total expenses[6]	0.34%[5]	0.65%	0.45%	1.10%	140.80%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.34%[5]	0.46%	0.45%	0.64%	0.49%

Portfolio turnover rate	59%	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	0.96%
Year Ended February 28, 2010	1.32%
Year Ended February 28, 2009	1.05%
Year Ended February 29, 2008	1.69%
Period Ended February 28, 2007	141.40%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2010 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until 2010 and then seeks income and secondarily capital growth. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.
 OPPENHEIMER TRANSITION 2010 FUND

     The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3]	Income Tax Purposes

$237,693	$—	$2,529,126	$2,277,060

1.	As of February 28, 2011, the Fund had $2,529,126 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2011, details of the capital loss carryforwards were as follows:

Expiring

2017	$267,847
2018	1,011,375
2019	1,249,904

Total	$2,529,126

2.	During the fiscal year ended February 28, 2011, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATE MENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010

Distributions paid from:
Ordinary income	$484,715	$175,331
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$44,247,994

Gross unrealized appreciation	$2,281,475
Gross unrealized depreciation	(4,415)

Net unrealized appreciation	$2,277,060

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$8
Payments Made to Retired Trustees	33
Accumulated Liability as of February 28, 2011	254
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee
 OPPENHEIMER TRANSITION 2010 FUND

in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,616,041	$12,616,976	1,168,772	$8,123,192
Dividends and/or distributions reinvested	29,536	238,357	11,836	87,352
Redeemed	(744,565)	(5,781,123)	(631,789)	(4,256,503)

Net increase	901,012	$7,074,210	548,819	$3,954,041

Class B
Sold	66,680	$512,495	72,726	$483,288
Dividends and/or distributions reinvested	780	6,223	—	—
Redeemed	(33,021)	(248,367)	(54,253)	(335,114)

Net increase	34,439	$270,351	18,473	$148,174

Class C
Sold	450,440	$3,434,681	543,193	$3,514,354
Dividends and/or distributions reinvested	4,990	39,668	2,114	15,372
Redeemed	(341,226)	(2,624,167)	(229,243)	(1,448,534)

Net increase	114,204	$850,182	316,064	$2,081,192

Class N
Sold	1,091,362	$8,372,721	773,938	$5,241,338
Dividends and/or distributions reinvested	16,804	135,609	5,624	41,502
Redeemed	(629,267)	(4,846,465)	(491,680)	(3,376,786)

Net increase	478,899	$3,661,865	287,882	$1,906,054

Class Y
Sold	19,714	$150,396	103,934	$549,176
Dividends and/or distributions reinvested	120	983	86	641
Redeemed	(23,844)	(183,316)	(98,604)	(526,243)

Net increase (decrease)	(4,010)	$(31,937)	5,416	$23,574

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2011, were as follows:

	Purchases	Sales
Investment securities	$32,179,457	$21,518,594
 OPPENHEIMER TRANSITION 2010 FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2011 was 0.55%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2011, the Fund paid $79,884 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the

 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2010 were as follows:

Class B	$18,170
Class C	75,758
Class N	149,785
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor
February 28, 2011	$27,128	$14	$1,683	$1,023	$192
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2011, the Manager waived fees and/or reimbursed the Fund $308 for the Class B shares. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in IMMF.
     The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund’s investment in the Class A shares of Oppenheimer Gold & Special Minerals Fund which, for the year ended February 28, 2011 was $147.

 OPPENHEIMER TRANSITION 2010 FUND

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended February 28, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$90
Class C	101
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer Funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants

 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
6. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

 OPPENHEIMER TRANSITION 2010 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2015 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2015 Fund, including the statement of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2015 Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
April 18, 2011
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF INVESTMENTS February 28, 2011

	Shares	Value

Investment Companies—100.0%[1]
Fixed Income Funds—34.5%
Oppenheimer Champion Income Fund, Cl. Y	785,617	$1,571,234
Oppenheimer Core Bond Fund, Cl. Y	1,523,451	9,902,434
Oppenheimer International Bond Fund, Cl. Y	744,511	4,824,428
Oppenheimer Limited-Term Government Fund, Cl. Y	721,660	6,776,386
Oppenheimer Master Inflation Protected Securities Fund, LLC	206,482	2,132,500

		25,206,982

Global Equity Funds—18.0%
Oppenheimer Developing Markets Fund, Cl. Y	55,935	1,907,956
Oppenheimer International Growth Fund, Cl. Y	245,673	7,082,742
Oppenheimer International Small Company Fund, Cl. Y	30,753	736,833
Oppenheimer Quest International Value Fund, Cl. Y	198,242	3,447,435

		13,174,966

Money Market Fund—2.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2]	1,653,645	1,653,645
Specialty Funds—7.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	784,690	3,068,138
Oppenheimer Gold & Special Minerals Fund, Cl. Y	15,582	749,785
Oppenheimer Real Estate Fund, Cl. Y	68,860	1,413,004

		5,230,927

U.S. Equity Funds—38.1%
Oppenheimer Capital Appreciation Fund, Cl. Y3	209,622	10,032,505
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	174,463	3,916,689
Oppenheimer Value Fund, Cl. Y	592,934	13,862,798

		27,811,992

Total Investments, at Value (Cost $62,766,279)	100.0%	73,078,512
Liabilities in Excess of Other Assets	(0.0)	(1,194)

Net Assets	100.0%	$73,077,318

 OPPENHEIMER TRANSITION 2015 FUND

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	February 28,	Gross	Gross	February 28,
	2010	Additions	Reductions	2011

Oppenheimer Capital Appreciation Fund, Cl. Y	87,408	147,806	25,592	209,622
Oppenheimer Champion Income Fund, Cl. Y	—	830,229	44,612	785,617
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	673,748	339,854	228,912	784,690
Oppenheimer Core Bond Fund, Cl. Y	1,125,999	785,242	387,790	1,523,451
Oppenheimer Developing Markets Fund, Cl. Y	—	59,019	3,084	55,935
Oppenheimer Discovery Fund, Cl. Y	78,567	12,825	91,392	—
Oppenheimer Gold & Special Minerals Fund, Cl. A	—	13,492	13,492	—
Oppenheimer Gold & Special Minerals Fund, Cl. Y	—	16,141	559	15,582
Oppenheimer Institutional Money Market Fund, Cl. E	677,340	10,667,060	9,690,755	1,653,645
Oppenheimer International Bond Fund, Cl. Y	203,230	590,590	49,309	744,511
Oppenheimer International Growth Fund, Cl. Y	179,497	98,360	32,184	245,673
Oppenheimer International Small Company Fund, Cl.Y	—	32,268	1,515	30,753
Oppenheimer Limited-Term Government Fund, Cl.Y	452,104	367,650	98,094	721,660
Oppenheimer Main Street Fund, Cl. Y	159,069	27,258	186,327	—
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl.Y (formerly Oppenheimer Main Street Small Cap Fund, Cl.Y)	—	194,621	20,158	174,463
Oppenheimer Master Inflation Protected Securities Fund, LLC	—	230,546	24,064	206,482
Oppenheimer Quest International Value Fund, Cl.Y	86,396	126,655	14,809	198,242
Oppenheimer Real Estate Fund, Cl. Y	—	70,992	2,132	68,860
Oppenheimer Small- & Mid- Cap Value Fund, Cl.Y	129,712	22,151	151,863	—
Oppenheimer Value Fund, Cl. Y	444,950	247,778	99,794	592,934

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$10,032,505	$—	$(94,981)
Oppenheimer Champion Income Fund, Cl. Y	1,571,234	65,129	(348)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	3,068,138	53,680	(466,649)
Oppenheimer Core Bond Fund, Cl. Y	9,902,434	413,836	(931,613)
Oppenheimer Developing Markets Fund, Cl. Y	1,907,956	7,500	(1,210)
Oppenheimer Discovery Fund, Cl. Y	—	—	(10,892)
Oppenheimer Gold & Special Minerals Fund, Cl. A	—	—	87,470
Oppenheimer Gold & Special Minerals Fund, Cl. Y	749,785	61,375	(2,903)
Oppenheimer Institutional Money Market Fund, Cl. E	1,653,645	2,420	—
Oppenheimer International Bond Fund, Cl. Y	4,824,428	135,356	(11,393)
Oppenheimer International Growth Fund, Cl. Y	7,082,742	63,696	(68,558)
Oppenheimer International Small Company Fund, Cl. Y	736,833	59,853	(1,053)
Oppenheimer Limited-Term Government Fund, Cl. Y	6,776,386	159,134	925
Oppenheimer Main Street Fund, Cl. Y	—	—	(13,973)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y (formerly Oppenheimer Main Street Small Cap Fund, Cl. Y)	3,916,689	12,986	1,691
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Master Inflation Protected Securities Fund, LLC	$2,132,500	$17,130	[a]	$(7,101)[a]
Oppenheimer Quest International Value Fund, Cl. Y	3,447,435	84,849		(7,256)
Oppenheimer Real Estate Fund, Cl. Y	1,413,004	6,015		(777)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	—	—		631,377
Oppenheimer Value Fund, Cl. Y	13,862,798	142,111		(170,434)

	$73,078,512	$1,285,070		$(1,067,678)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.
2.	Rate shown is the 7-day yield as of February 28, 2011.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$73,078,512	$—	$—	$73,078,512

Total Assets	$73,078,512	$—	$—	$73,078,512

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2011

Assets
Investments, at value—affiliated companies (cost $62,766,279)—see accompanying statement of investments	$73,078,512
Cash	203,632
Receivables and other assets:
Shares of beneficial interest sold	198,395
Dividends	78,728
Other	4,100

Total assets	73,563,367

Liabilities
Payables and other liabilities:
Investments purchased	283,209
Shares of beneficial interest redeemed	114,890
Legal, auditing and other professional fees	30,346
Distribution and service plan fees	28,443
Shareholder communications	17,976
Transfer and shareholder servicing agent fees	8,144
Trustees’ compensation	1,078
Other	1,963

Total liabilities	486,049

Net Assets	$73,077,318

Composition of Net Assets
Par value of shares of beneficial interest	$8,623
Additional paid-in capital	69,513,733
Accumulated net investment income	281,158
Accumulated net realized loss on investments	(7,038,429)
Net unrealized appreciation on investments	10,312,233

Net Assets	$73,077,318

 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $36,370,077 and 4,266,807 shares of beneficial interest outstanding)	$8.52
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.04
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,222,492 and 623,422 shares of beneficial interest outstanding)	$8.38
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,758,153 and 1,524,010 shares of beneficial interest outstanding)	$8.37
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,201,446 and 2,147,543 shares of beneficial interest outstanding)	$8.48
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $525,150 and 61,072 shares of beneficial interest outstanding)	$8.60
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2011

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$17,130
Expenses	(6,445)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	10,685

Investment Income
Dividends from affiliated companies	1,267,940
Interest	69
Other income	559

Total investment income	1,268,568

Expenses
Distribution and service plan fees:
Class A	66,658
Class B	41,739
Class C	103,845
Class N	69,254
Transfer and shareholder servicing agent fees:
Class A	46,873
Class B	9,972
Class C	26,106
Class N	22,597
Class Y	164
Shareholder communications:
Class A	16,790
Class B	3,978
Class C	8,181
Class N	3,203
Class Y	68
Legal, auditing and other professional fees	30,525
Administration service fees	1,500
Custodian fees and expenses	950
Trustees’ compensation	814
Other	8,807

Total expenses	462,024
Less waivers and reimbursements of expenses	(222)

Net expenses	461,802

Net Investment Income	817,451
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	$(1,060,577)
Distributions received from affiliated companies	54,457
Net realized loss allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	(7,101)

Total net realized loss	(1,013,221)

Net change in unrealized appreciation/depreciation on investments	8,894,468
Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	42,834

Total net change in unrealized appreciation/depreciation	8,937,302

Net Increase in Net Assets Resulting from Operations	$8,741,532

1.	The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended February 28,	2011	2010

Operations
Net investment income	$817,451	$212,852
Net realized loss	(1,013,221)	(2,859,315)
Net change in unrealized appreciation/depreciation	8,937,302	12,442,929

Net increase in net assets resulting from operations	8,741,532	9,796,466

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(430,268)	(119,547)
Class B	(30,321)	—
Class C	(69,762)	—
Class N	(218,822)	(36,916)
Class Y	(7,350)	(2,981)

	(756,523)	(159,444)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	10,377,924	7,766,575
Class B	1,737,384	681,339
Class C	3,143,997	2,478,399
Class N	5,835,601	4,203,126
Class Y	118,314	100,251

	21,213,220	15,229,690

Net Assets
Total increase	29,198,229	24,866,712
Beginning of period	43,879,089	19,012,377

End of period (including accumulated net investment income of $281,158 and $220,230, respectively)	$73,077,318	$43,879,089

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 28,	February 28,	February 29,	February 28,
Class A Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.44	$5.17	$9.70	$10.18	$10.00

Income (loss) from investment operations:
Net investment income[2]	.14	.07	.08	.15	.01
Net realized and unrealized gain (loss)	1.05	2.24	(4.56)	(.34)	.17

Total from investment operations	1.19	2.31	4.48	(.19)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.04)	—	(.29)	—
Distributions from net realized gain	—	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.11)	(.04)	(.05)	(.29)	—

Net asset value, end of period	$8.52	$7.44	$5.17	$9.70	$10.18

Total Return, at Net Asset Value[3]	16.00%	44.74%	(46.29)%	(2.12)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,370	$22,045	$9,344	$7,533	$2,177

Average net assets (in thousands)	$27,950	$16,604	$10,329	$5,227	$1,362

Ratios to average net assets:[4]
Net investment income	1.72%[5]	0.99%	1.01%	1.45%	0.25%
Total expenses[6]	0.55%[5]	0.69%	0.74%	1.03%	6.99%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%[5]	0.69%	0.73%	0.83%	0.87%

Portfolio turnover rate	42%	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	1.20%
Year Ended February 28, 2010	1.39%
Year Ended February 28, 2009	1.38%
Year Ended February 29, 2008	1.66%
Period Ended February 28, 2007	7.62%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

	February 28,	February 28,	February 28,	February 29,	February 28,
Class B Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.33	$5.11	$9.66	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.06	.02	— [3]	.10	(.01)
Net realized and unrealized gain (loss)	1.04	2.20	(4.50)	(.38)	.18

Total from investment operations	1.10	2.22	(4.50)	(.28)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	—	—	(.23)	—
Distributions from net realized gain	—	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.05)	—	(.05)	(.23)	—

Net asset value, end of period	$8.38	$7.33	$5.11	$9.66	$10.17

Total Return, at Net Asset Value[4]	15.04%	43.44%	(46.69)%	(2.92)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,223	$2,928	$1,539	$1,263	$139

Average net assets (in thousands)	$4,180	$2,301	$1,825	$623	$20

Ratios to average net assets:[5]
Net investment income (loss)	0.83%[6]	0.33%	0.06%	0.95%	(0.57)%
Total expenses[7]	1.42%[6]	1.57%	1.56%	2.49%	52.30%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%[6]	1.55%	1.55%	1.62%	1.55%

Portfolio turnover rate	42%	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.07%
Year Ended February 28, 2010	2.27%
Year Ended February 28, 2009	2.20%
Year Ended February 29, 2008	3.12%
Period Ended February 28, 2007	52.93%
8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 28,	February 29,	February 28,
Class C Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.32	$5.10	$9.65	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.06	— [3]	.03	.17	(.01)
Net realized and unrealized gain (loss)	1.04	2.22	(4.53)	(.44)	.18

Total from investment operations	1.10	2.22	(4.50)	(.27)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	—	—	(.25)	—
Distributions from net realized gain	—	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.05)	—	(.05)	(.25)	—

Net asset value, end of period	$8.37	$7.32	$5.10	$9.65	$10.17

Total Return, at Net Asset Value[4]	15.02%	43.53%	(46.74)%	(2.88)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,758	$8,189	$3,946	$1,994	$99

Average net assets (in thousands)	$10,401	$5,860	$3,006	$862	$60

Ratios to average net assets:[5]
Net investment income (loss)	0.82%[6]	(0.04)%	0.34%	1.67%	(0.65)%
Total expenses[7]	1.41%[6]	1.64%	1.73%	2.03%	17.07%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%[6]	1.55%	1.61%	1.52%	1.62%

Portfolio turnover rate	42%	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.06%
Year Ended February 28, 2010	2.34%
Year Ended February 28, 2009	2.37%
Year Ended February 29, 2008	2.66%
Period Ended February 28, 2007	17.70%
8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

	February 28,	February 28,	February 28,	February 29,	February 28,
Class N Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.41	$5.15	$9.68	$10.18	$10.00

Income (loss) from investment operations:
Net investment income[2]	.12	.04	.08	.20	— [3]
Net realized and unrealized gain (loss)	1.05	2.25	(4.56)	(.44)	.18

Total from investment operations	1.17	2.29	(4.48)	(.24)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.03)	—	(.26)	—
Distributions from net realized gain	—	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.10)	(.03)	(.05)	(.26)	—

Net asset value, end of period	$8.48	$7.41	$5.15	$9.68	$10.18

Total Return, at Net Asset Value[4]	15.82%	44.46%	(46.38)%	(2.52)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,201	$10,368	$4,020	$1,510	$19

Average net assets (in thousands)	$13,872	$7,478	$3,491	$783	$5

Ratios to average net assets:[5]
Net investment income	1.51%[6]	0.53%	1.09%	1.95%	0.02%
Total expenses[7]	0.77%[6]	0.92%	1.10%	1.16%	42.59%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%[6]	0.91%	1.07%	1.09%	1.12%

Portfolio turnover rate	42%	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	1.42%
Year Ended February 28, 2010	1.62%
Year Ended February 28, 2009	1.74%
Year Ended February 29, 2008	1.79%
Period Ended February 28, 2007	43.22%
8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 28,	February 29,	February 28,
Class Y Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.50	$5.20	$9.72	$10.19	$10.00

Income (loss) from investment operations:
Net investment income[2]	.17	.10	.07	.22	.01
Net realized and unrealized gain (loss)	1.06	2.27	(4.54)	(.40)	.18

Total from investment operations	1.23	2.37	(4.47)	(.18)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.07)	—	(.29)	—
Distributions from net realized gain	—	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.13)	(.07)	(.05)	(.29)	—

Net asset value, end of period	$8.60	$7.50	$5.20	$9.72	$10.19

Total Return, at Net Asset Value[3]	16.52%	45.55%	(46.09)%	(2.02)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$525	$349	$163	$188	$1

Average net assets (in thousands)	$402	$279	$165	$74	$1

Ratios to average net assets:[4]
Net investment income	2.09%[5]	1.42%	0.91%	2.08%	0.48%
Total expenses[6]	0.14%[5]	0.20%	0.32%	0.75%	110.56%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.14%[5]	0.19%	0.32%	0.61%	0.55%

Portfolio turnover rate	42%	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	0.79%
Year Ended February 28, 2010	0.90%
Year Ended February 28, 2009	0.96%
Year Ended February 29, 2008	1.38%
Period Ended February 28, 2007	111.19%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2015 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until 2015 and then seeks income and secondarily capital growth. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.
 OPPENHEIMER TRANSITION 2015 FUND

     The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends. The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3]	Income Tax Purposes

$280,592	$—	$2,974,268	$6,257,619

1.	As of February 28, 2011, the Fund had $2,974,268 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2011, details of the capital loss carryforwards were as follows:

Expiring

2017	$456,584
2018	1,341,129
2019	1,176,555

Total	$2,974,268

2.	During the fiscal year ended February 28, 2011, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010

Distributions paid from:
Ordinary income	$756,523	$159,444
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$66,820,893

Gross unrealized appreciation	$6,263,226
Gross unrealized depreciation	(5,607)

Net unrealized appreciation	$6,257,619

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$13
Payments Made to Retired Trustees	43
Accumulated Liability as of February 28, 2011	339
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as
 OPPENHEIMER TRANSITION 2015 FUND

though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	2,028,363	$16,071,986	1,581,738	$10,599,654
Dividends and/or distributions reinvested	49,740	411,846	14,958	112,182
Redeemed	(773,304)	(6,105,908)	(441,710)	(2,945,261)

Net increase	1,304,799	$10,377,924	1,154,986	$7,766,575

Class B
Sold	316,576	$2,447,623	188,076	$1,256,756
Dividends and/or distributions reinvested	3,628	29,566	—	—
Redeemed	(96,322)	(739,805)	(90,058)	(575,417)

Net increase	223,882	$1,737,384	98,018	$681,339

Class C
Sold	805,861	$6,184,756	764,030	$5,131,486
Dividends and/or distributions reinvested	8,112	66,035	—	—
Redeemed	(408,470)	(3,106,794)	(419,060)	(2,653,087)

Net increase	405,503	$3,143,997	344,970	$2,478,399

Class N
Sold	1,450,612	$11,388,906	965,638	$6,605,628
Dividends and/or distributions reinvested	23,499	193,398	3,992	29,824
Redeemed	(725,816)	(5,746,703)	(350,900)	(2,432,326)

Net increase	748,295	$5,835,601	618,730	$4,203,126

Class Y
Sold	19,960	$159,316	25,776	$174,303
Dividends and/or distributions reinvested	879	7,336	394	2,973
Redeemed	(6,261)	(48,338)	(10,924)	(77,025)

Net increase	14,578	$118,314	15,246	$100,251

 OPPENHEIMER TRANSITION 2015 FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2011, were as follows:

	Purchases	Sales

Investment securities	$43,301,531	$23,391,943
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2011 was 0.57%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2011, the Fund paid $104,687 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2010 were as follows:

Class B	$82,788
Class C	114,700
Class N	198,591
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2011	$84,248	$—	$4,581	$2,404	$220
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the “Total expenses,” (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse
 OPPENHEIMER TRANSITION 2015 FUND

Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in IMMF.
     The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund’s investment in the Class A shares of Oppenheimer Gold & Special Minerals Fund which, for the year ended February 28, 2011 was $222.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
6. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
 OPPENHEIMER TRANSITION 2015 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2020 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2020 Fund, including the statement of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2020 Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 18, 2011

OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF INVESTMENTS February 28, 2011

	Shares	Value

Investment Companies—100.1%[1]
Fixed Income Funds—25.2%
Oppenheimer Champion Income Fund, Cl. Y	897,533	$1,795,066
Oppenheimer Core Bond Fund, Cl. Y	1,761,014	11,446,593
Oppenheimer International Bond Fund, Cl. Y	863,819	5,597,550
Oppenheimer Limited-Term Government Fund, Cl. Y	836,978	7,859,219
Oppenheimer Master Inflation Protected Securities Fund, LLC	156,391	1,615,162

		28,313,590

Global Equity Funds—24.5%
Oppenheimer Developing Markets Fund, Cl. Y	116,265	3,965,807
Oppenheimer International Growth Fund, Cl. Y	516,466	14,889,708
Oppenheimer International Small Company Fund, Cl. Y	64,192	1,538,034
Oppenheimer Quest International Value Fund, Cl. Y	413,204	7,185,609

		27,579,158

Money Market Fund—1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2]	1,833,561	1,833,561
Specialty Funds—3.6%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	615,962	2,408,410
Oppenheimer Gold & Special Minerals Fund, Cl. Y	11,839	569,678
Oppenheimer Real Estate Fund, Cl. Y	54,025	1,108,589

		4,086,677

U.S. Equity Funds—45.2%
Oppenheimer Capital Appreciation Fund, Cl. Y3	383,292	18,344,359
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	317,657	7,131,409
Oppenheimer Value Fund, Cl. Y	1,082,462	25,307,962

		50,783,730

Total Investments, at Value (Cost $95,155,020)	100.1%	112,596,716
Liabilities in Excess of Other Assets	(0.1)	(82,496)

Net Assets	100.0%	$112,514,220

OPPENHEIMER TRANSITION 2020 FUND

Footnotes to Statement of Investments
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	February 28,	Gross	Gross	February 28,
	2010	Additions	Reductions	2011

Oppenheimer Capital Appreciation Fund, Cl. Y	247,226	189,340	53,274	383,292
Oppenheimer Champion Income Fund, Cl. Y	—	956,803	59,270	897,533
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	1,089,932	365,713	839,683	615,962
Oppenheimer Core Bond Fund, Cl. Y	999,510	922,172	160,668	1,761,014
Oppenheimer Developing Markets Fund, Cl. Y	—	123,704	7,439	116,265
Oppenheimer Discovery Fund, Cl. Y	158,762	29,996	188,758	—
Oppenheimer Gold & Special Minerals Fund, Cl. A	—	10,453	10,453	—
Oppenheimer Gold & Special Minerals Fund, Cl. Y	—	12,388	549	11,839
Oppenheimer Institutional Money Market Fund, Cl. E	—	16,701,186	14,867,625	1,833,561
Oppenheimer International Bond Fund, Cl. Y	—	917,588	53,769	863,819
Oppenheimer International Growth Fund, Cl. Y	290,308	275,150	48,992	516,466
Oppenheimer International Small Company Fund, Cl. Y	—	67,852	3,660	64,192
Oppenheimer Limited-Term Government Fund, Cl. Y	577,854	426,825	167,701	836,978
Oppenheimer Main Street Fund, Cl. Y	257,107	51,076	308,183	—
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y (formerly Oppenheimer Main Street Small Cap Fund, Cl. Y)	—	353,888	36,231	317,657
Oppenheimer Master Inflation Protected Securities Fund, LLC	—	178,165	21,774	156,391
Oppenheimer Quest International Value Fund, Cl. Y	233,041	219,181	39,018	413,204
Oppenheimer Real Estate Fund, Cl. Y	—	55,904	1,879	54,025
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	262,340	51,889	314,229	—
Oppenheimer Value Fund, Cl. Y	719,705	540,401	177,644	1,082,462

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$18,344,359	$—	$(245,295)
Oppenheimer Champion Income Fund, Cl. Y	1,795,066	75,932	(65)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	2,408,410	41,872	(1,096,188)
Oppenheimer Core Bond Fund, Cl. Y	11,446,593	438,442	(454,574)
Oppenheimer Developing Markets Fund, Cl. Y	3,965,807	15,984	(2,603)
Oppenheimer Discovery Fund, Cl. Y	—	—	(196,100)
Oppenheimer Gold & Special Minerals Fund, Cl. A	—	—	68,106
Oppenheimer Gold & Special Minerals Fund, Cl. Y	569,678	47,794	(2,367)
Oppenheimer Institutional Money Market Fund, Cl. E	1,833,561	2,694	—
Oppenheimer International Bond Fund, Cl. Y	5,597,550	130,336	(11,198)
Oppenheimer International Growth Fund, Cl. Y	14,889,708	135,318	(127,583)
Oppenheimer International Small Company Fund, Cl. Y	1,538,034	127,925	(2,294)
Oppenheimer Limited-Term Government Fund, Cl. Y	7,859,219	191,227	4,558
Oppenheimer Main Street Fund, Cl. Y	—	—	(147,572)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y (formerly Oppenheimer Main Street Small Cap Fund, Cl. Y)	7,131,409	24,040	9,967

OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Master Inflation Protected Securities Fund, LLC	$1,615,162	$13,085	[a]	$(5,295)[a]
Oppenheimer Quest International Value Fund, Cl. Y	7,185,609	181,641		(19,025)
Oppenheimer Real Estate Fund, Cl. Y	1,108,589	4,768		(305)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	—	—		883,237
Oppenheimer Value Fund, Cl. Y	25,307,962	265,130		(435,560)

	$112,596,716	$1,696,188		$(1,780,156)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2.	Rate shown is the 7-day yield as of February 28, 2011.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$112,596,716	$—	$—	$112,596,716

Total Assets	$112,596,716	$—	$—	$112,596,716

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.

OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2011

Assets
Investments, at value—affiliated companies (cost $95,155,020)—see accompanying statement of investments	$112,596,716
Cash	141,284
Receivables and other assets:
Shares of beneficial interest sold	201,914
Dividends	90,912
Other	4,893

Total assets	113,035,719

Liabilities
Payables and other liabilities:
Investments purchased	223,139
Shares of beneficial interest redeemed	187,721
Distribution and service plan fees	44,531
Legal, auditing and other professional fees	30,489
Shareholder communications	19,461
Transfer and shareholder servicing agent fees	12,537
Trustees’ compensation	1,634
Other	1,987

Total liabilities	521,499

Net Assets	$112,514,220

Composition of Net Assets
Par value of shares of beneficial interest	$12,759
Additional paid-in capital	103,659,573
Accumulated net investment income	274,289
Accumulated net realized loss on investments	(8,874,097)
Net unrealized appreciation on investments	17,441,696

Net Assets	$112,514,220

OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $57,134,307 and 6,449,000 shares of beneficial interest outstanding)	$8.86
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.40

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,465,854 and 970,598 shares of beneficial interest outstanding)	$8.72

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,992,988 and 2,520,657 shares of beneficial interest outstanding)	$8.73

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,164,948 and 2,733,807 shares of beneficial interest outstanding)	$8.84

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $756,123 and 84,799 shares of beneficial interest outstanding)	$8.92
See accompanying Notes to Financial Statements.

OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2011

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$13,085
Expenses	(4,922)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	8,163

Investment Income
Dividends from affiliated companies	1,683,103
Interest	156
Other Income	1,329

Total investment income	1,684,588

Expenses
Distribution and service plan fees:
Class A	107,134
Class B	69,547
Class C	177,220
Class N	96,826
Transfer and shareholder servicing agent fees:
Class A	75,128
Class B	16,218
Class C	39,605
Class N	34,126
Class Y	142
Shareholder communications:
Class A	19,382
Class B	5,628
Class C	8,348
Class N	2,905
Class Y	47
Legal, auditing and other professional fees	30,997
Administration service fees	1,500
Trustees’ compensation	1,301
Custodian fees and expenses	1,137
Other	10,303

Total expenses	697,494
Less waivers and reimbursements of expenses	(174)

Net expenses	697,320

Net Investment Income	995,431

OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	$(1,774,861)
Distributions received from affiliated companies	57,261
Net realized loss allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	(5,295)

Total net realized loss	(1,722,895)
Net change in unrealized appreciation/depreciation on investments	15,330,563
Net change in unrealized appreciation/deprecation allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	32,581

Total net change in unrealized appreciation/depreciation	15,363,144

Net Increase in Net Assets Resulting from Operations	$14,635,680

1.	The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying notes.
See accompanying Notes to Financial Statements.

OPPENHEIMER TRANSITION 2020 FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended February 28,	2011	2010

Operations
Net investment income	$995,431	$219,967
Net realized loss	(1,722,895)	(3,695,434)
Net change in unrealized appreciation/depreciation	15,363,144	20,205,963

Net increase in net assets resulting from operations	14,635,680	16,730,496

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(581,924)	(92,479)
Class B	(26,849)	—
Class C	(84,209)	—
Class N	(203,169)	(6,721)
Class Y	(8,671)	(2,772)

	(904,822)	(101,972)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	14,362,470	13,867,031
Class B	1,689,206	1,804,699
Class C	4,881,051	5,154,863
Class N	6,888,812	4,207,755
Class Y	123,507	332,784

	27,945,046	25,367,132

Net Assets
Total increase	41,675,904	41,995,656
Beginning of period	70,838,316	28,842,660

End of period (including accumulated net investment income of $274,289 and $183,680, respectively)	$112,514,220	$70,838,316

See accompanying Notes to Financial Statements.

OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 28,	February 28,	February 29,	February 28,
Class A Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.66	$5.13	$9.77	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.11	.05	.07	.15	— [3]
Net realized and unrealized gain (loss)	1.18	2.50	(4.64)	(.28)	.17

Total from investment operations	1.29	2.55	(4.57)	(.13)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.02)	(.04)	(.27)	—
Distributions from net realized gain	—	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.09)	(.02)	(.07)	(.27)	—

Net asset value, end of period	$8.86	$7.66	$5.13	$9.77	$10.17

Total Return, at Net Asset Value[4]	16.91%	49.73%	(46.89)%	(1.51)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,134	$35,868	$13,815	$8,366	$1,391

Average net assets (in thousands)	$45,049	$25,827	$13,132	$5,166	$1,191

Ratios to average net assets:[5]
Net investment income (loss)	1.40%[6]	0.70%	0.90%	1.46%	(0.09)%
Total expenses[7]	0.50%[6]	0.63%	0.73%	1.15%	7.92%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%[6]	0.63%	0.73%	0.76%	0.84%

Portfolio turnover rate	46%	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	1.18%
Year Ended February 28, 2010	1.36%
Year Ended February 28, 2009	1.38%
Year Ended February 29, 2008	1.79%
Period Ended February 28, 2007	8.58%

8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.

OPPENHEIMER TRANSITION 2020 FUND

	February 28,	February 28,	February 28,	February 29,	February 28,
Class B Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.55	$5.09	$9.72	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.04	— [3]	(.02)	.08	(.02)
Net realized and unrealized gain (loss)	1.16	2.46	(4.58)	(.30)	.18

Total from investment operations	1.20	2.46	(4.60)	(.22)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	—	—	(.22)	—
Distributions from net realized gain	—	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.03)	—	(.03)	(.22)	—

Net asset value, end of period	$8.72	$7.55	$5.09	$9.72	$10.16

Total Return, at Net Asset Value[4]	15.89%	48.33%	(47.35)%	(2.34)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,466	$5,731	$2,491	$2,900	$199

Average net assets (in thousands)	$7,010	$4,415	$3,140	$1,463	$77

Ratios to average net assets:[5]
Net investment income (loss)	0.50%[6]	(0.05)%	(0.20)%	0.79%	(0.96)%
Total expenses[7]	1.36%[6]	1.54%	1.59%	1.94%	27.83%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%[6]	1.51%	1.58%	1.60%	1.57%

Portfolio turnover rate	46%	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.04%
Year Ended February 28, 2010	2.27%
Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.58%
Period Ended February 28, 2007	28.49%

8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.

OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 28,	February 29,	February 28,
Class C Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.55	$5.09	$9.71	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.04	(.01)	.01	.21	(.02)
Net realized and unrealized gain (loss)	1.17	2.47	(4.60)	(.43)	.18

Total from investment operations	1.21	2.46	(4.59)	(.22)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	—	— [3]	(.23)	—
Distributions from net realized gain	—	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.03)	—	(.03)	(.23)	—

Net asset value, end of period	$8.73	$7.55	$5.09	$9.71	$10.16

Total Return, at Net Asset Value[4]	16.10%	48.33%	(47.28)%	(2.33)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,993	$14,433	$5,919	$2,843	$1

Average net assets (in thousands)	$17,743	$10,657	$5,370	$1,088	$1

Ratios to average net assets:[5]
Net investment income (loss)	0.55%[6]	(0.11)%	0.18%	2.03%	(0.89)%
Total expenses[7]	1.32%[6]	1.47%	1.59%	1.85%	67.57%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%[6]	1.45%	1.58%	1.52%	1.57%

Portfolio turnover rate	46%	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.00%
Year Ended February 28, 2010	2.20%
Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.49%
Period Ended February 28, 2007	68.23%

8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.

OPPENHEIMER TRANSITION 2020 FUND

	February 28,	February 28,	February 28,	February 29,	February 28,
Class N Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.64	$5.13	$9.76	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.09	.03	.08	.13	(.01)
Net realized and unrealized gain (loss)	1.19	2.48	(4.65)	(.29)	.17

Total from investment operations	1.28	2.51	(4.57)	(.16)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	— [3]	(.03)	(.24)	—
Distributions from net realized gain	—	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.08)	—	(.06)	(.24)	—

Net asset value, end of period	$8.84	$7.64	$5.13	$9.76	$10.16

Total Return, at Net Asset Value[4]	16.74%	49.01%	(46.87)%	(1.74)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,165	$14,252	$6,484	$2,665	$10

Average net assets (in thousands)	$19,393	$10,780	$6,019	$869	$2

Ratios to average net assets:[5]
Net investment income (loss)	1.14%[6]	0.47%	1.17%	1.22%	(0.41)%
Total expenses[7]	0.75%[6]	0.85%	0.91%	1.05%	70.58%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%[6]	0.85%	0.90%	1.03%	1.08%

Portfolio turnover rate	46%	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	1.43%
Year Ended February 28, 2010	1.58%
Year Ended February 28, 2009	1.56%
Year Ended February 29, 2008	1.69%
Period Ended February 28, 2007	71.24%

8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.

OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 28,	February 29,	February 28,
Class Y Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.70	$5.16	$9.80	$10.17	$10.00

Income (loss) from investment operations:
Net investment income[2]	.14	.09	.08	.21	— [3]
Net realized and unrealized gain (loss)	1.20	2.50	(4.64)	(.32)	.17

Total from investment operations	1.34	2.59	(4.56)	(.11)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.05)	(.05)	(.26)	—
Distributions from net realized gain	—	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.12)	(.05)	(.08)	(.26)	—

Net asset value, end of period	$8.92	$7.70	$5.16	$9.80	$10.17

Total Return, at Net Asset Value[4]	17.48%	50.13%	(46.59)%	(1.23)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$756	$554	$134	$162	$7

Average net assets (in thousands)	$601	$317	$193	$94	$2

Ratios to average net assets:[5]
Net investment income	1.69%[6]	1.27%	0.98%	1.96%	0.09%
Total expenses[7]	0.09%[6]	0.15%	0.24%	0.58%	86.01%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.09%[6]	0.12%	0.24%	0.51%	0.55%

Portfolio turnover rate	46%	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an inital investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

7.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	0.77%
Year Ended February 28, 2010	0.88%
Year Ended February 28, 2009	0.89%
Year Ended February 29, 2008	1.22%
Period Ended February 28, 2007	86.67%

8.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.

OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2020 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until 2020 and then seeks income and secondarily capital growth. The Fund normally invests in a portfolio consisting of other mutual funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.
     The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund

OPPENHEIMER TRANSITION 2020 FUND

shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3]	Income Tax Purposes

$273,074	$—	$4,385,453	$12,960,177

1.	As of February 28, 2011, the Fund had $4,385,453 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2011, details of the capital loss carryforwards were as follows:

Expiring

2017	$201,118
2018	1,826,062
2019	2,358,273

Total	$4,385,453

2.	During the fiscal year ended February 28, 2011, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010

Distributions paid from:
Ordinary income	$904,822	$101,972
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$99,636,539

Gross unrealized appreciation	$12,964,899
Gross unrealized depreciation	(4,722)

Net unrealized appreciation	$12,960,177

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$20
Payments Made to Retired Trustees	62
Accumulated Liability as of February 28, 2011	485
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net

OPPENHEIMER TRANSITION 2020 FUND

assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	3,183,963	$26,003,125	2,631,681	$18,153,973
Dividends and/or distributions reinvested	64,365	552,252	11,087	85,922
Redeemed	(1,484,335)	(12,192,907)	(648,316)	(4,372,864)

Net increase	1,763,993	$14,362,470	1,994,452	$13,867,031

Class B
Sold	359,508	$2,869,388	382,881	$2,540,695
Dividends and/or distributions reinvested	3,146	26,617	—	—
Redeemed	(151,563)	(1,206,799)	(112,683)	(735,996)

Net increase	211,091	$1,689,206	270,198	$1,804,699

Class C
Sold	1,206,569	$9,617,012	1,073,060	$7,382,906
Dividends and/or distributions reinvested	9,169	77,573	—	—
Redeemed	(606,253)	(4,813,534)	(324,360)	(2,228,043)

Net increase	609,485	$4,881,051	748,700	$5,154,863

Class N
Sold	2,094,117	$16,811,747	1,082,923	$7,542,103
Dividends and/or distributions reinvested	20,023	171,592	666	5,154
Redeemed	(1,245,084)	(10,094,527)	(483,789)	(3,339,502)

Net increase	869,056	$6,888,812	599,800	$4,207,755

Class Y
Sold	36,378	$303,768	51,949	$372,871
Dividends and/or distributions reinvested	1,003	8,658	356	2,767
Redeemed	(24,594)	(188,919)	(6,220)	(42,854)

Net increase	12,787	$123,507	46,085	$332,784

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2011, were as follows:

	Purchases	Sales

Investment securities	$66,741,966	$40,626,257

OPPENHEIMER TRANSITION 2020 FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2011 was 0.58%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2011, the Fund paid $163,945 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class,

OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2010 were as follows:

Class B	$164,104
Class C	193,670
Class N	241,224
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2011	$132,950	$160	$10,981	$2,918	$39
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the total expenses, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in IMMF.
     The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund’s investment in the Class A shares of Oppenheimer Gold & Special Minerals Fund which, for the year ended February 28, 2011 was $174 .

OPPENHEIMER TRANSITION 2020 FUND

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.

OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
6. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

OPPENHEIMER TRANSITION 2020 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2025 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2025 Fund, including the statement of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from March 4, 2008 (commencement of operations) to February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2025 Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from March 4, 2008 (commencement of operations) to February 28, 2009, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
April 18, 2011
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF INVESTMENTS February 28, 2011

	Shares	Value

Investment Companies—99.5%[1]
Fixed Income Funds—18.0%
Oppenheimer Champion Income Fund, Cl. Y	392,717	$785,435
Oppenheimer Core Bond Fund, Cl. Y	767,709	4,990,112
Oppenheimer International Bond Fund, Cl. Y	479,343	3,106,143
Oppenheimer Limited-Term Government Fund, Cl. Y	359,069	3,371,660

		12,253,350

Global Equity Funds—34.8%
Oppenheimer Developing Markets Fund, Cl. Y	100,812	3,438,691
Oppenheimer International Growth Fund, Cl. Y	444,481	12,814,381
Oppenheimer International Small Company Fund, Cl. Y	54,222	1,299,165
Oppenheimer Quest International Value Fund, Cl. Y	354,048	6,156,896

		23,709,133

Money Market Fund—1.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2]	854,044	854,044
U.S. Equity Funds—45.4%
Oppenheimer Capital Appreciation Fund, Cl. Y3	232,506	11,127,732
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	192,449	4,320,483
Oppenheimer Value Fund, Cl. Y	661,975	15,476,984

		30,925,199

Total Investments, at Value (Cost $56,620,726)	99.5%	67,741,726
Other Assets Net of Liabilities	0.5	327,530

Net Assets	100.0%	$68,069,256

 OPPENHEIMER TRANSITION 2025 FUND

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	February 28,	Gross	Gross	February 28,
	2010	Additions	Reductions	2011

Oppenheimer Capital Appreciation Fund, Cl. Y	127,224	146,960	41,678	232,506
Oppenheimer Champion Income Fund, Cl. Y	—	430,494	37,777	392,717
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	435,299	181,128	616,427	—
Oppenheimer Core Bond Fund, Cl. Y	375,700	547,815	155,806	767,709
Oppenheimer Developing Markets Fund, Cl. Y	53,211	60,428	12,827	100,812
Oppenheimer Discovery Fund, Cl. Y	63,492	24,122	87,614	—
Oppenheimer Institutional Money Market Fund, Cl. E	94,495	11,604,429	10,844,880	854,044
Oppenheimer International Bond Fund, Cl. Y	—	522,725	43,382	479,343
Oppenheimer International Growth Fund, Cl. Y	58,126	429,721	43,366	444,481
Oppenheimer International Small Company Fund, Cl. Y	—	58,850	4,628	54,222
Oppenheimer Limited-Term Government Fund, Cl. Y	123,297	269,888	34,116	359,069
Oppenheimer Main Street Fund, Cl. Y	102,845	41,188	144,033	—
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y (formerly Oppenheimer Main Street Small Cap Fund, Cl. Y)	—	217,822	25,373	192,449
Oppenheimer Quest International Value Fund, Cl. Y	93,435	295,442	34,829	354,048
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	136,589	54,282	190,871	—
Oppenheimer Value Fund, Cl. Y	245,223	505,732	88,980	661,975

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$11,127,732	$—	$(101,157)
Oppenheimer Champion Income Fund, Cl. Y	785,435	30,283	(99)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	—	(95,783)
Oppenheimer Core Bond Fund, Cl. Y	4,990,112	177,679	(35,105)
Oppenheimer Developing Markets Fund, Cl. Y	3,438,691	13,179	(12,782)
Oppenheimer Discovery Fund, Cl. Y	—	—	308,874
Oppenheimer Institutional Money Market Fund, Cl. E	854,044	1,254	—
Oppenheimer International Bond Fund, Cl. Y	3,106,143	66,307	(7,551)
Oppenheimer International Growth Fund, Cl. Y	12,814,381	109,873	(26,794)
Oppenheimer International Small Company Fund, Cl. Y	1,299,165	102,692	(2,650)
Oppenheimer Limited-Term Government Fund, Cl. Y	3,371,660	63,075	(849)
Oppenheimer Main Street Fund, Cl. Y	—	—	197,534
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y (formerly Oppenheimer Main Street Small Cap Fund, Cl. Y)	4,320,483	13,590	(682)
Oppenheimer Quest International Value Fund, Cl. Y	6,156,896	146,732	(18,236)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	—	—	517,294
Oppenheimer Value Fund, Cl. Y	15,476,984	144,522	(53,531)

	$67,741,726	$869,186	$668,483

2.	Rate shown is the 7-day yield as of February 28, 2011.

3.	Non-income producing security.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF INVESTMENTS continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$67,741,726	$—	$—	$67,741,726

Total Assets	$67,741,726	$—	$—	$67,741,726

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2011

Assets

Investments, at value—affiliated companies (cost $56,620,726)—see accompanying statement of investments	$67,741,726
Receivables and other assets:
Shares of beneficial interest sold	462,934
Investments sold	193,570
Dividends	41,063
Other	3,683

Total assets	68,442,976

Liabilities

Bank overdraft	197,863
Payables and other liabilities:
Shares of beneficial interest redeemed	53,621
Investments purchased	40,931
Legal, auditing and other professional fees	30,814
Distribution and service plan fees	26,126
Shareholder communications	15,147
Transfer and shareholder servicing agent fees	7,496
Trustees’ compensation	349
Other	1,373

Total liabilities	373,720

Net Assets	$68,069,256

Composition of Net Assets
Par value of shares of beneficial interest	$7,221
Additional paid-in capital	58,056,375
Accumulated net investment income	24,457
Accumulated net realized loss on investments	(1,139,797)
Net unrealized appreciation on investments	11,121,000

Net Assets	$68,069,256

 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $31,849,444 and 3,368,983 shares of beneficial interest outstanding)	$9.45
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.03

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,220,620 and 344,741 shares of beneficial interest outstanding)	$9.34

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,049,133 and 1,287,259 shares of beneficial interest outstanding)	$9.36

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,030,170 and 2,123,081 shares of beneficial interest outstanding)	$9.43

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $919,889 and 96,852 shares of beneficial interest outstanding)	$9.50
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2011

Investment Income
Dividends from affiliated companies	$869,186
Interest	87
Other income	372

Total investment income	869,645

Expenses
Distribution and service plan fees:
Class A	48,603
Class B	23,301
Class C	91,986
Class N	67,874

Transfer and shareholder servicing agent fees:
Class A	35,404
Class B	5,736
Class C	23,272
Class N	23,704
Class Y	90

Shareholder communications:
Class A	13,222
Class B	3,155
Class C	8,659
Class N	3,562
Class Y	131

Legal, auditing and other professional fees	31,716
Administration service fees	1,500
Trustees’ compensation	557
Custodian fees and expenses	508
Other	8,702

Total expenses	391,682
Less waivers and reimbursements of expenses	(71)

Net expenses	391,611

Net Investment Income	478,034

Realized and Unrealized Gain
Net realized gain on:
Investments from affiliated companies	668,483
Distributions received from affiliated companies	25,564

Net realized gain	694,047
Net change in unrealized appreciation/depreciation on investments	7,067,539

Net Increase in Net Assets Resulting from Operations	$8,239,620

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended February 28,	2011	2010

Operations

Net investment income	$478,034	$44,861
Net realized gain (loss)	694,047	(550,012)
Net change in unrealized appreciation/depreciation	7,067,539	6,014,587

Net increase in net assets resulting from operations	8,239,620	5,509,436

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(273,786)	(36,231)
Class B	(8,084)	(1,850)
Class C	(22,625)	—
Class N	(139,038)	(15,040)
Class Y	(9,997)	(4,207)

	(453,530)	(57,328)

Distributions from net realized gain:
Class A	(52,565)	—
Class B	(5,382)	—
Class C	(19,727)	—
Class N	(33,006)	—
Class Y	(1,472)	—

	(112,152)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	16,993,698	6,721,147
Class B	1,257,142	1,202,110
Class C	4,505,490	3,027,905
Class N	9,011,346	4,185,259
Class Y	133,073	331,561

	31,900,749	15,467,982

Net Assets
Total increase	39,574,687	20,920,090
Beginning of period	28,494,569	7,574,479
End of period (including accumulated net investment income (loss) of $24,457 and $(47), respectively)	$68,069,256	$28,494,569

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.12	$5.36	$10.00

Income (loss) from investment operations:
Net investment income[2]	.12	.04	.15
Net realized and unrealized gain (loss)	1.32	2.75	(4.71)

Total from investment operations	1.44	2.79	(4.56)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.03)	(.08)
Distributions from net realized gain	(.02)	—	—

Total dividends and/or distributions to shareholders	(.11)	(.03)	(.08)

Net asset value, end of period	$9.45	$8.12	$5.36

Total Return, at Net Asset Value[3]	17.69%	52.05%	(45.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,849	$11,406	$2,667

Average net assets (in thousands)	$20,394	$6,919	$1,787

Ratios to average net assets:[4]
Net investment income	1.41%	0.51%	2.19%
Total expenses[5]	0.57%	0.91%	1.51%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.75%	0.87%

Portfolio turnover rate	50%	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	1.28%
Year Ended February 28, 2010	1.65%
Period Ended February 28, 2009	2.14%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.04	$5.33	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.03	(.01)	.05
Net realized and unrealized gain (loss)	1.31	2.73	(4.66)

Total from investment operations	1.34	2.72	(4.61)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.01)	(.06)
Distributions from net realized gain	(.02)	—	—

Total dividends and/or distributions to shareholders	(.04)	(.01)	(.06)

Net asset value, end of period	$9.34	$8.04	$5.33

Total Return, at Net Asset Value[3]	16.70%	51.04%	(46.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,221	$1,589	$192

Average net assets (in thousands)	$2,348	$820	$128

Ratios to average net assets:[4]
Net investment income (loss)	0.38%	(0.19)%	0.67%
Total expenses[5]	1.46%	1.92%	4.26%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%	1.46%	1.62%

Portfolio turnover rate	50%	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.17%
Year Ended February 28, 2010	2.66%
Period Ended February 28, 2009	4.89%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

Class C Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.05	$5.33	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.03	(.02)	.13
Net realized and unrealized gain (loss)	1.32	2.74	(4.74)

Total from investment operations	1.35	2.72	(4.61)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—	(.06)
Distributions from net realized gain	(.02)	—	—

Total dividends and/or distributions to shareholders	(.04)	—	(.06)

Net asset value, end of period	$9.36	$8.05	$5.33

Total Return, at Net Asset Value[3]	16.73%	51.03%	(46.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,049	$5,983	$1,691

Average net assets (in thousands)	$9,226	$4,093	$691

Ratios to average net assets:[4]
Net investment income (loss)	0.34%	(0.27)%	2.00%
Total expenses[5]	1.44%	1.90%	3.01%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.44%	1.47%	1.62%

Portfolio turnover rate	50%	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.15%
Year Ended February 28, 2010	2.64%
Period Ended February 28, 2009	3.64%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.10	$5.35	$10.00

Income (loss) from investment operations:
Net investment income[2]	.09	.02	.13
Net realized and unrealized gain (loss)	1.33	2.75	(4.71)

Total from investment operations	1.42	2.77	(4.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.02)	(.07)
Distributions from net realized gain	(.02)	—	—

Total dividends and/or distributions to shareholders	(.09)	(.02)	(.07)

Net asset value, end of period	$9.43	$8.10	$5.35

Total Return, at Net Asset Value[3]	17.52%	51.69%	(45.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,030	$8,842	$2,818

Average net assets (in thousands)	$13,605	$5,948	$1,139

Ratios to average net assets:[4]
Net investment income	1.02%	0.27%	1.92%
Total expenses[5]	0.79%	1.02%	1.81%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.99%	1.12%

Portfolio turnover rate	50%	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	1.50%
Year Ended February 28, 2010	1.76%
Period Ended February 28, 2009	2.44%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

Class Y Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.14	$5.36	$10.00

Income (loss) from investment operations:
Net investment income[2]	.13	.10	.14
Net realized and unrealized gain (loss)	1.36	2.74	(4.69)

Total from investment operations	1.49	2.84	(4.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.06)	(.09)
Distributions from net realized gain	(.02)	—	—

Total dividends and/or distributions to shareholders	(.13)	(.06)	(.09)

Net asset value, end of period	$9.50	$8.14	$5.36

Total Return, at Net Asset Value[3]	18.35%	52.92%	(45.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$920	$675	$206

Average net assets (in thousands)	$767	$445	$215

Ratios to average net assets:[4]
Net investment income	1.56%	1.30%	1.83%
Total expenses[5]	0.12%	0.17%	1.34%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.12%	0.12%	0.62%

Portfolio turnover rate	50%	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	0.83%
Year Ended February 28, 2010	0.91%
Period Ended February 28, 2009	1.97%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2025 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until 2025 and then seeks income and secondarily capital growth. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2025 FUND

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2]	Tax Purposes

$24,690	$36,798	$—	$9,944,405

1.	During the fiscal year ended February 28, 2011, the Fund utilized $70,634 of capital loss carryforward to offset capital gains realized in that fiscal year.

2.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Accumulated Net
Increase to	Realized Loss
Paid-in Capital	on Investments[3]

$12,920	$12,920

3.	$12,920, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010

Distributions paid from:
Ordinary income	$453,530	$57,328
Long-term capital gain	112,152	—

Total	$565,682	$57,328

 OPPENHEIMER TRANSITION 2025 FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$57,797,321

Gross unrealized appreciation	$9,944,816
Gross unrealized depreciation	(411)

Net unrealized appreciation	$9,944,405

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	2,737,866	$23,781,692	1,146,205	$8,510,000
Dividends and/or distributions reinvested	32,987	302,163	3,609	29,649
Redeemed	(807,312)	(7,090,157)	(242,353)	(1,818,502)

Net increase	1,963,541	$16,993,698	907,461	$6,721,147

Class B
Sold	178,580	$1,521,255	174,044	$1,292,011
Dividends and/or distributions reinvested	1,484	13,466	227	1,850
Redeemed	(33,034)	(277,579)	(12,625)	(91,751)

Net increase	147,030	$1,257,142	161,646	$1,202,110

Class C
Sold	936,317	$7,919,814	561,589	$4,065,946
Dividends and/or distributions reinvested	4,163	37,838	—	—
Redeemed	(396,917)	(3,452,162)	(135,219)	(1,038,041)

Net increase	543,563	$4,505,490	426,370	$3,027,905

 OPPENHEIMER TRANSITION 2025 FUND

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class N
Sold	1,720,793	$14,886,020	786,104	$5,796,161
Dividends and/or distributions reinvested	16,484	150,830	1,607	13,191
Redeemed	(705,510)	(6,025,504)	(223,134)	(1,624,093)

Net increase	1,031,767	$9,011,346	564,577	$4,185,259

Class Y
Sold	45,527	$406,690	59,763	$441,899
Dividends and/or distributions reinvested	1,245	11,469	510	4,202
Redeemed	(32,811)	(285,086)	(15,876)	(114,540)

Net increase	13,961	$133,073	44,397	$331,561

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2011, were as follows:

	Purchases	Sales

Investment securities	$53,503,196	$22,552,968
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2011 was 0.59%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2011, the Fund paid $85,393 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2010 were as follows:

Class B	$55,158
Class C	86,054
Class N	166,981
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2011	$79,758	$5	$2,625	$3,324	$12
 OPPENHEIMER TRANSITION 2025 FUND

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2011, the Manager waived fees and/or reimbursed the Fund $23 and $48 for the Class B and Class C shares, respectively. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in IMMF.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
6. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
 OPPENHEIMER TRANSITION 2025 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2030 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2030 Fund, including the statement of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2030 Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 18, 2011
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF INVESTMENTS February 28, 2011

	Shares	Value

Investment Companies—99.9%[1]
Fixed Income Funds—13.6%
Oppenheimer Champion Income Fund, Cl. Y	590,748	$1,181,496
Oppenheimer Core Bond Fund, Cl. Y	1,173,506	7,627,789
Oppenheimer International Bond Fund, Cl. Y	768,448	4,979,544
Oppenheimer Limited-Term Government Fund, Cl. Y	545,954	5,126,512

		18,915,341

Global Equity Funds—38.2%
Oppenheimer Developing Markets Fund, Cl. Y	230,297	7,855,419
Oppenheimer International Growth Fund, Cl. Y	998,087	28,774,846
Oppenheimer International Small Company Fund, Cl. Y	123,505	2,959,190
Oppenheimer Quest International Value Fund, Cl. Y	786,290	13,673,577

		53,263,032

Money Market Fund—1.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2]	1,452,966	1,452,966
U.S. Equity Funds—47.1%
Oppenheimer Capital Appreciation Fund, Cl. Y3	495,472	23,713,295
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	409,721	9,198,237
Oppenheimer Value Fund, Cl. Y	1,407,780	32,913,892

		65,825,424

Total Investments, at Value (Cost $113,920,553)	99.9%	139,456,763
Other Assets Net of Liabilities	0.1	179,065

Net Assets	100.0%	$139,635,828

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	Feb. 28, 2010	Additions	Reductions	Feb. 28, 2011

Oppenheimer Capital Appreciation Fund, Cl. Y	429,248	161,761	95,537	495,472
Oppenheimer Champion Income Fund, Cl. Y	—	613,033	22,285	590,748
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	1,326,568	183,436	1,510,004	—
Oppenheimer Core Bond Fund, Cl. Y	1,143,174	577,440	547,108	1,173,506
Oppenheimer Developing Markets Fund, Cl. Y	324,614	88,233	182,550	230,297
Oppenheimer Discovery Fund, Cl. Y	192,868	24,503	217,371	—
Oppenheimer Institutional Money Market Fund, Cl. E	—	13,634,593	12,181,627	1,452,966
Oppenheimer International Bond Fund, Cl. Y	—	795,158	26,710	768,448
Oppenheimer International Growth Fund, Cl. Y	176,353	862,239	40,505	998,087
Oppenheimer International Small Company Fund, Cl. Y	—	127,534	4,029	123,505
Oppenheimer Limited-Term Government Fund, Cl. Y	187,150	381,461	22,657	545,954
Oppenheimer Main Street Fund, Cl. Y	312,528	41,738	354,266	—
 OPPENHEIMER TRANSITION 2030 FUND

	Shares	Gross	Gross	Shares
	Feb. 28, 2010	Additions	Reductions	Feb. 28, 2011

Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y (formerly Oppenheimer Main Street Small Cap Fund, Cl. Y)	—	437,053	27,332	409,721
Oppenheimer Quest International Value Fund, Cl. Y	—	815,443	29,153	786,290
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	477,829	63,576	541,405	—
Oppenheimer Value Fund, Cl. Y	655,830	856,168	104,218	1,407,780

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$23,713,295	$—	$(842,539)
Oppenheimer Champion Income Fund, Cl. Y	1,181,496	49,566	(127)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	—	(1,197,137)
Oppenheimer Core Bond Fund, Cl. Y	7,627,789	355,441	(999,873)
Oppenheimer Developing Markets Fund, Cl. Y	7,855,419	31,021	(97,160)
Oppenheimer Discovery Fund, Cl. Y	—	—	(139,227)
Oppenheimer Institutional Money Market Fund, Cl. E	1,452,966	2,222	—
Oppenheimer International Bond Fund, Cl. Y	4,979,544	113,548	(4,963)
Oppenheimer International Growth Fund, Cl. Y	28,774,846	255,686	(90,744)
Oppenheimer International Small Company Fund, Cl. Y	2,959,190	240,568	(2,327)
Oppenheimer Limited-Term Government Fund, Cl. Y	5,126,512	95,579	(444)
Oppenheimer Main Street Fund, Cl. Y	—	—	(104,381)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y (formerly Oppenheimer Main Street Small Cap Fund, Cl. Y)	9,198,237	29,760	1,670
Oppenheimer Quest International Value Fund, Cl. Y	13,673,577	337,569	(6,161)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	—	—	276,864
Oppenheimer Value Fund, Cl. Y	32,913,892	331,522	(314,719)

	$139,456,763	$1,842,482	$(3,521,268)

2.	Rate shown is the 7-day yield as of February 28, 2011.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$139,456,763	$—	$—	$139,456,763

Total Assets	$139,456,763	$—	$—	$139,456,763

 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2011

Assets
Investments, at value—affiliated companies (cost $113,920,553)—see accompanying statement of investments	$139,456,763
Cash	288,088
Receivables and other assets:
Shares of beneficial interest sold	384,343
Dividends	62,530
Other	5,237

Total assets	140,196,961

Liabilities
Payables and other liabilities:
Investments purchased	348,880
Shares of beneficial interest redeemed	82,918
Distribution and service plan fees	54,322
Legal, auditing and other professional fees	30,170
Shareholder communications	21,271
Transfer and shareholder servicing agent fees	19,897
Trustees’ compensation	1,954
Other	1,721

Total liabilities	561,133

Net Assets	$139,635,828

Composition of Net Assets
Par value of shares of beneficial interest	$15,191
Additional paid-in capital	123,157,715
Accumulated net investment income	435,103
Accumulated net realized loss on investments	(9,508,391)
Net unrealized appreciation on investments	25,536,210

Net Assets	$139,635,828

 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $63,606,368 and 6,878,627 shares of beneficial interest outstanding)	$9.25
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.81

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,606,386 and 1,169,115 shares of beneficial interest outstanding)	$9.07

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,002,962 and 3,084,844 shares of beneficial interest outstanding)	$9.08

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,865,493 and 3,891,320 shares of beneficial interest outstanding)	$9.22

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,554,619 and 166,662 shares of beneficial interest outstanding)	$9.33
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2011

Investment Income
Dividends from affiliated companies	$1,842,482
Interest	143
Other income	3,764

Total investment income	1,846,389

Expenses
Distribution and service plan fees:
Class A	116,729
Class B	85,532
Class C	219,153
Class N	141,626
Transfer and shareholder servicing agent fees:
Class A	119,572
Class B	26,907
Class C	59,620
Class N	54,852
Shareholder communications:
Class A	25,169
Class B	7,585
Class C	8,962
Class N	2,782
Class Y	26
Trustees’ compensation	1,589
Administration service fees	1,500
Custodian fees and expenses	1,075
Other	41,809

Total expenses	914,488
Less waivers and reimbursements of expenses	(40)

Net expenses	914,448

Net Investment Income	931,941

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(3,521,268)
Distributions received from affiliated companies	40,439

Net realized loss	(3,480,829)
Net change in unrealized appreciation/depreciation on investments	22,302,801

Net Increase in Net Assets Resulting from Operations	$19,753,913

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28,
	2011	2010

Operations
Net investment income (loss)	$931,941	$(58,721)
Net realized loss	(3,480,829)	(4,575,215)
Net change in unrealized appreciation/depreciation	22,302,801	27,099,092

Net increase in net assets resulting from operations	19,753,913	22,465,156

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(331,117)	(33,925)
Class B	—	—
Class C	—	—
Class N	(150,434)	(183)
Class Y	(14,223)	(4,231)

	(495,774)	(38,339)
Distributions from net realized gain:
Class A	—	(311,505)
Class B	—	(59,151)
Class C	—	(144,577)
Class N	—	(177,505)
Class Y	—	(7,558)

	—	(700,296)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	16,331,392	13,257,157
Class B	2,121,489	1,724,382
Class C	6,319,264	5,027,794
Class N	8,590,183	8,453,102
Class Y	300,288	491,875

	33,662,616	28,954,310

Net Assets
Total increase	52,920,755	50,680,831
Beginning of period	86,715,073	36,034,242

End of period (including accumulated net investment income (loss) of $435,103 and $(1,086), respectively)	$139,635,828	$86,715,073

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 28,	February 28,	February 29,	February 28,
Class A Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.82	$5.15	$9.90	$10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.10	.01	.06	.10	(.01)
Net realized and unrealized gain (loss)	1.38	2.74	(4.73)	(.17)	.20

Total from investment operations	1.48	2.75	(4.67)	(.07)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.01)	(.03)	(.22)	—
Distributions from net realized gain	—	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.05)	(.08)	(.08)	(.22)	—

Net asset value, end of period	$9.25	$7.82	$5.15	$9.90	$10.19

Total Return, at Net Asset Value[3]	18.96%	53.29%	(47.24)%	(0.85)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,606	$38,528	$15,691	$10,293	$1,491

Average net assets (in thousands)	$48,864	$28,730	$14,554	$5,394	$1,200

Ratios to average net assets:[4]
Net investment income (loss)	1.14%	0.18%	0.81%	0.90%	(0.58)%
Total expenses[5]	0.58%	0.74%	0.83%	1.24%	7.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.71%	0.80%	0.81%	0.80%

Portfolio turnover rate	52%	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	1.31%
Year Ended February 28, 2010	1.50%
Year Ended February 28, 2009	1.51%
Year Ended February 29, 2008	1.93%
Period Ended February 28, 2007	8.31%
6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 28,	February 29,	February 28,
Class B Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.70	$5.10	$9.84	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.02	(.03)	(.02)	.04	(.03)
Net realized and unrealized gain (loss)	1.35	2.70	(4.67)	(.19)	.20

Total from investment operations	1.37	2.67	(4.69)	(.15)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(.18)	—
Distributions from net realized gain	—	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	—	(.07)	(.05)	(.18)	—

Net asset value, end of period	$9.07	$7.70	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[3]	17.79%	52.29%	(47.71)%	(1.58)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,606	$7,000	$3,343	$2,834	$282

Average net assets (in thousands)	$8,579	$5,616	$3,841	$1,404	$105

Ratios to average net assets:[4]
Net investment income (loss)	0.22%	(0.46)%	(0.22)%	0.37%	(1.44)%
Total expenses[5]	1.44%	1.66%	1.70%	2.12%	16.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.44%	1.49%	1.57%	1.56%	1.54%

Portfolio turnover rate	52%	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	2.17%
Year Ended February 28, 2010	2.42%
Year Ended February 28, 2009	2.38%
Year Ended February 29, 2008	2.81%
Period Ended February 28, 2007	16.99%
6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

	February 28,	February 28,	February 28,	February 29,	February 28,
Class C Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.69	$5.10	$9.84	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.03	(.04)	.01	.17	(.03)
Net realized and unrealized gain (loss)	1.36	2.70	(4.70)	(.30)	.20

Total from investment operations	1.39	2.66	(4.69)	(.13)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	— [3]	(.20)	—
Distributions from net realized gain	—	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	—	(.07)	(.05)	(.20)	—

Net asset value, end of period	$9.08	$7.69	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[4]	18.08%	52.09%	(47.69)%	(1.47)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,003	$17,869	$8,177	$3,362	$75

Average net assets (in thousands)	$21,943	$13,656	$6,272	$1,236	$19

Ratios to average net assets:[5]
Net investment income (loss)	0.32%	(0.62)%	0.08%	1.61%	(1.42)%
Total expenses[6]	1.35%	1.52%	1.65%	1.87%	45.81%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.48%	1.57%	1.44%	1.52%

Portfolio turnover rate	52%	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	2.08%
Year Ended February 28, 2010	2.28%
Year Ended February 28, 2009	2.33%
Year Ended February 29, 2008	2.56%
Period Ended February 28, 2007	46.50%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 28,	February 29,	February 28,
Class N Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.80	$5.14	$9.89	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.08	— [3]	.06	.08	(.02)
Net realized and unrealized gain (loss)	1.38	2.73	(4.73)	(.17)	.20

Total from investment operations	1.46	2.73	(4.67)	(.09)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	— [3]	(.03)	(.20)	—
Distributions from net realized gain	—	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.04)	(.07)	(.08)	(.20)	—

Net asset value, end of period	$9.22	$7.80	$5.14	$9.89	$10.18

Total Return, at Net Asset Value[4]	18.73%	53.06%	(47.33)%	(1.05)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,866	$22,281	$8,513	$2,256	$2

Average net assets (in thousands)	$28,363	$16,120	$6,422	$844	$1

Ratios to average net assets:[5]
Net investment income (loss)	0.94%	(0.05)%	0.81%	0.80%	(0.93)%
Total expenses[6]	0.74%	0.87%	1.03%	1.08%	78.18%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.86%	0.97%	1.05%	1.05%

Portfolio turnover rate	52%	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	1.47%
Year Ended February 28, 2010	1.63%
Year Ended February 28, 2009	1.71%
Year Ended February 29, 2008	1.77%
Period Ended February 28, 2007	78.87%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

	February 28,	February 28,	February 28,	February 29,	February 28,
Class Y Year Ended	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.88	$5.18	$9.94	$10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.14	.06	.07	.08	— [3]
Net realized and unrealized gain (loss)	1.40	2.75	(4.73)	(.10)	.19

Total from investment operations	1.54	2.81	(4.66)	(.02)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.04)	(.05)	(.23)	—
Distributions from net realized gain	—	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.09)	(.11)	(.10)	(.23)	—

Net asset value, end of period	$9.33	$7.88	$5.18	$9.94	$10.19

Total Return, at Net Asset Value[4]	19.60%	54.14%	(46.97)%	(0.38)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,555	$1,037	$310	$483	$229

Average net assets (in thousands)	$1,263	$707	$484	$393	$25

Ratios to average net assets:[5]
Net investment income (loss)	1.63%	0.87%	0.87%	0.74%	(0.07)%
Total expenses[6]	0.04%	0.10%	0.29%	0.39%	3.97%[7]
Expenses after payments, waivers and/or reimbursements and reduction to
custodian expenses	0.04%	0.10%	0.27%	0.35%	0.19%

Portfolio turnover rate	52%	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	0.77%
Year Ended February 28, 2010	0.86%
Year Ended February 28, 2009	0.97%
Year Ended February 29, 2008	1.08%
Period Ended February 28, 2007	4.66%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2030 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until 2030 and then seeks income and secondarily capital growth. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
      To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2030 FUND

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3]	Income Tax Purposes

$436,771	$—	$5,206,876	$21,234,695

1.	As of February 28, 2011, the Fund had $5,206,876 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2011, details of the capital loss carryforwards were as follows:

Expiring

2018	$408,883
2019	4,797,993

Total	$5,206,876

2.	During the fiscal year ended February 28, 2011, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase
to Accumulated
Reduction to	Net Investment
Paid-in Capital	Income

$22	$22
The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010

Distributions paid from:
Ordinary income	$495,752	$38,161
Long-term capital gain	—	700,453
Total	$495,752	$738,614
 OPPENHEIMER TRANSITION 2030 FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$118,222,068

Gross unrealized appreciation	$21,234,695
Gross unrealized depreciation	—

Net unrealized appreciation	$21,234,695

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$25
Payments Made to Retired Trustees	71
Accumulated Liability as of February 28, 2011	555
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER TRANSITION 2030 FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	3,563,782	$29,799,168	2,720,334	$19,264,549
Dividends and/or distributions reinvested	35,342	316,668	40,336	320,272
Redeemed	(1,647,054)	(13,784,444)	(880,562)	(6,327,664)

Net increase	1,952,070	$16,331,392	1,880,108	$13,257,157

Class B
Sold	427,510	$3,489,549	406,736	$2,776,163
Dividends and/or distributions reinvested	—	—	7,496	58,616
Redeemed	(168,028)	(1,368,060)	(159,486)	(1,110,397)

Net increase	259,482	$2,121,489	254,746	$1,724,382

Class C
Sold	1,505,416	$12,331,746	1,349,998	$9,347,010
Dividends and/or distributions reinvested	—	—	16,744	131,091
Redeemed	(742,974)	(6,012,482)	(646,833)	(4,450,307)

Net increase	762,442	$6,319,264	719,909	$5,027,794

Class N
Sold	2,201,123	$18,365,039	1,688,348	$12,014,451
Dividends and/or distributions reinvested	13,313	118,887	17,017	134,778
Redeemed	(1,179,939)	(9,893,743)	(504,490)	(3,696,127)

Net increase	1,034,497	$8,590,183	1,200,875	$8,453,102

Class Y
Sold	70,154	$604,260	99,418	$686,028
Dividends and/or distributions reinvested	1,574	14,214	1,474	11,779
Redeemed	(36,625)	(318,186)	(29,281)	(205,932)

Net increase	35,103	$300,288	71,611	$491,875

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2011, were as follows:

	Purchases	Sales

Investment securities	$87,705,903	$55,556,211
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2011 was 0.61%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2011, the Fund paid $259,140 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year
 OPPENHEIMER TRANSITION 2030 FUND

under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2010 were as follows:

Class B	$208,390
Class C	225,313
Class N	281,018
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2011	$153,079	$1,956	$20,659	$5,227	$912
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2011, the Manager waived fees and/or reimbursed the Fund $40 for the Class B shares. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in IMMF.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that
 OPPENHEIMER TRANSITION 2030 FUND

the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
6. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
 OPPENHEIMER TRANSITION 2030 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2040 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2040 Fund, including the statement of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from March 4, 2008 (commencement of operations) to February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the transfer agent of the underlying Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2040 Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from March 4, 2008 (commencement of operations) to February 28, 2009, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 18, 2011
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF INVESTMENTS February 28, 2011

	Shares	Value

Investment Companies—99.8%[1]
Fixed Income Funds—7.0%
Oppenheimer Champion Income Fund, Cl. Y	152,670	$305,339
Oppenheimer Core Bond Fund, Cl. Y	294,630	1,915,096
Oppenheimer International Bond Fund, Cl. Y	192,835	1,249,569
Oppenheimer Limited-Term Government Fund, Cl. Y	136,811	1,284,659

		4,754,663
Global Equity Funds—41.0%
Oppenheimer Developing Markets Fund, Cl. Y	119,788	4,085,980
Oppenheimer International Growth Fund, Cl. Y	519,986	14,991,201
Oppenheimer International Small Company Fund, Cl. Y	63,269	1,515,924
Oppenheimer Quest International Value Fund, Cl. Y	415,197	7,220,281

		27,813,386
Money Market Fund—0.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2]	428,463	428,463
U.S. Equity Funds—51.2%
Oppenheimer Capital Appreciation Fund, Cl. Y3	261,145	12,498,379
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	216,219	4,854,116
Oppenheimer Value Fund, Cl. Y	742,092	17,350,122

		34,702,617

Total Investments, at Value (Cost $55,726,918)	99.8%	67,699,129
Other Assets Net of Liabilities	0.2	123,994

Net Assets	100.0%	$67,823,123

 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	February 28,	Gross	Gross	February 28,
	2010	Additions	Reductions	2011

Oppenheimer Capital Appreciation Fund, Cl. Y	146,887	142,414	28,156	261,145
Oppenheimer Champion Income Fund, Cl. Y	—	160,919	8,249	152,670
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	452,321	151,073	603,394	—
Oppenheimer Core Bond Fund, Cl. Y	195,293	205,060	105,723	294,630
Oppenheimer Developing Markets Fund, Cl. Y	165,728	93,851	139,791	119,788
Oppenheimer Discovery Fund, Cl. Y	65,956	20,223	86,179	—
Oppenheimer Institutional Money Market Fund, Cl. E	216,150	8,168,880	7,956,567	428,463
Oppenheimer International Bond Fund, Cl. Y	—	202,811	9,976	192,835
Oppenheimer International Growth Fund, Cl. Y	60,560	488,473	29,047	519,986
Oppenheimer International Small Company Fund, Cl. Y	—	66,284	3,015	63,269
Oppenheimer Limited-Term Government Fund, Cl. Y	32,076	112,605	7,870	136,811
Oppenheimer Main Street Fund, Cl. Y	106,894	34,427	141,321	—
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y (formerly Oppenheimer Main Small Cap Fund, Cl. Y)	—	230,137	13,918	216,219
Oppenheimer Quest International Value Fund, Cl. Y	—	436,969	21,772	415,197
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	163,996	52,411	216,407	—
Oppenheimer Value Fund, Cl. Y	225,343	568,498	51,749	742,092

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$12,498,379	$—	$(62,940)
Oppenheimer Champion Income Fund, Cl. Y	305,339	11,731	(30)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	—	(114,106)
Oppenheimer Core Bond Fund, Cl. Y	1,915,096	77,079	(22,440)
Oppenheimer Developing Markets Fund, Cl. Y	4,085,980	15,473	197,397
Oppenheimer Discovery Fund, Cl. Y	—	—	270,867
Oppenheimer Institutional Money Market Fund, Cl. E	428,463	742	—
Oppenheimer International Bond Fund, Cl. Y	1,249,569	26,830	(2,204)
Oppenheimer International Growth Fund, Cl. Y	14,991,201	126,753	(8,729)
Oppenheimer International Small Company Fund, Cl. Y	1,515,924	118,317	(1,018)
Oppenheimer Limited-Term Government Fund, Cl. Y	1,284,659	21,567	(219)
Oppenheimer Main Street Fund, Cl. Y	—	—	151,971
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y (formerly Oppenheimer Main Small Cap Fund, Cl. Y)	4,854,116	—	8,824
Oppenheimer Quest International Value Fund, Cl. Y	7,220,281	169,723	(2,198)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	—	14,738	457,049
Oppenheimer Value Fund, Cl. Y	17,350,122	157,857	(2,385)

	$67,699,129	$740,810	$869,839

2.	Rate shown is the 7-day yield as of February 28, 2011.

3.	Non-income producing security.
 OPPENHEIMER TRANSITION 2040 FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$67,699,129	$—	$—	$67,699,129

Total Assets	$67,699,129	$—	$—	$67,699,129

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2011

Assets
Investments, at value—affiliated companies (cost $55,726,918)—see accompanying statement of investments	$67,699,129
Cash	29,135
Receivables and other assets:
Shares of beneficial interest sold	267,100
Dividends	16,053
Other	3,681

Total assets	68,015,098

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	65,188
Investments purchased	43,821
Legal, auditing and other professional fees	30,747
Distribution and service plan fees	24,848
Shareholder communications	15,107
Transfer and shareholder servicing agent fees	10,889
Trustees’ compensation	348
Other	1,027

Total liabilities	191,975

Net Assets	$67,823,123

Composition of Net Assets
Par value of shares of beneficial interest	$6,886
Additional paid-in capital	56,894,345
Accumulated net investment loss	(232)
Accumulated net realized loss on investments	(1,050,087)
Net unrealized appreciation on investments	11,972,211

Net Assets	$67,823,123

 OPPENHEIMER TRANSITION 2040 FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $26,518,848 and 2,681,987 shares of beneficial interest outstanding)	$9.89
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.49

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,542,945 and 363,221 shares of beneficial interest outstanding)	$9.75

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,289,330 and 1,361,297 shares of beneficial interest outstanding)	$9.76

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,735,823 and 2,104,585 shares of beneficial interest outstanding)	$9.85

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,736,177 and 374,719 shares of beneficial interest outstanding)	$9.97
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2011

Investment Income
Dividends from affiliated companies	$740,810
Interest	81
Other income	916

Total investment income	741,807

Expenses
Distribution and service plan fees:
Class A	39,910
Class B	25,701
Class C	95,693
Class N	72,940
Transfer and shareholder servicing agent fees:
Class A	60,981
Class B	9,728
Class C	42,172
Class N	43,264
Class Y	240
Shareholder communications:
Class A	15,331
Class B	3,805
Class C	8,914
Class N	2,976
Class Y	107
Legal, auditing and other professional fees	31,543
Administration service fees	1,500
Trustees’ compensation	562
Custodian fees and expenses	470
Other	8,943

Total expenses	464,780
Less waivers and reimbursements of expenses	(29,666)

Net expenses	435,114

Net Investment Income	306,693

Realized and Unrealized Gain
Net realized gain on:
Investments from affiliated companies	869,839
Distributions received from affiliated companies	10,220

Net realized gain	880,059
Net change in unrealized appreciation/depreciation on investments	7,868,424

Net Increase in Net Assets Resulting from Operations	$9,055,176

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended February 28,	2011	2010

Operations
Net investment income (loss)	$306,693	$(18,775)
Net realized gain (loss)	880,059	(749,180)
Net change in unrealized appreciation/depreciation	7,868,424	6,527,056

Net increase in net assets resulting from operations	9,055,176	5,759,101

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(182,575)	—
Class B	(5,925)	—
Class C	(11,328)	—
Class N	(105,661)	—
Class Y	(36,706)	—

	(342,195)	—
Distributions from net realized gain:
Class A	(78,099)	(45,243)
Class B	(10,597)	(6,114)
Class C	(37,554)	(32,368)
Class N	(60,862)	(39,253)
Class Y	(10,476)	(7,956)

	(197,588)	(130,934)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	13,159,355	6,141,124
Class B	1,733,127	891,481
Class C	4,684,200	3,675,484
Class N	8,710,448	4,964,359
Class Y	1,225,584	1,216,847

	29,512,714	16,889,295

Net Assets
Total increase	38,028,107	22,517,462
Beginning of period	29,795,016	7,277,554

End of period (including accumulated net investment loss of $232 and $46, respectively)	$67,823,123	$29,795,016

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.33	$5.34	$10.00

Income (loss) from investment operations:
Net investment income[2]	.09	.02	.11
Net realized and unrealized gain (loss)	1.57	3.01	(4.69)

Total from investment operations	1.66	3.03	(4.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	—	(.08)
Distributions from net realized gain	(.03)	(.04)	—

Total dividends and/or distributions to shareholders	(.10)	(.04)	(.08)

Net asset value, end of period	$9.89	$8.33	$5.34

Total Return, at Net Asset Value[3]	20.01%	56.78%	(45.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,519	$10,090	$2,178

Average net assets (in thousands)	$16,798	$5,971	$1,469

Ratios to average net assets:[4]
Net investment income	1.01%	0.21%	1.55%
Total expenses[5]	0.78%	1.22%	1.78%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.67%	0.85%

Portfolio turnover rate	52%	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	1.53%
Year Ended February 28, 2010	1.99%
Period Ended February 28, 2009	2.43%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

Class B Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.23	$5.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.01	(.04)	.04
Net realized and unrealized gain (loss)	1.56	2.99	(4.66)

Total from investment operations	1.57	2.95	(4.62)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—	(.06)
Distributions from net realized gain	(.03)	(.04)	—

Total dividends and/or distributions to shareholders	(.05)	(.04)	(.06)

Net asset value, end of period	$9.75	$8.23	$5.32

Total Return, at Net Asset Value[3]	19.08%	55.49%	(46.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,543	$1,365	$254

Average net assets (in thousands)	$2,585	$792	$184

Ratios to average net assets:[4]
Net investment income (loss)	0.09%	(0.53)%	0.61%
Total expenses[5]	1.61%	2.29%	3.55%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.42%	1.60%

Portfolio turnover rate	52%	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	2.36%
Year Ended February 28, 2010	3.06%
Period Ended February 28, 2009	4.20%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.23	$5.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	— [3]	(.05)	.09
Net realized and unrealized gain (loss)	1.57	3.00	(4.71)

Total from investment operations	1.57	2.95	(4.62)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	—	(.06)
Distributions from net realized gain	(.03)	(.04)	—

Total dividends and/or distributions to shareholders	(.04)	(.04)	(.06)

Net asset value, end of period	$9.76	$8.23	$5.32

Total Return, at Net Asset Value[4]	19.10%	55.49%	(46.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,289	$6,897	$1,879

Average net assets (in thousands)	$9,587	$4,393	$799

Ratios to average net assets:[5]
Net investment income (loss)	0.04%	(0.63)%	1.46%
Total expenses[6]	1.62%	2.07%	3.26%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.47%	1.43%	1.60%

Portfolio turnover rate	52%	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	2.37%
Year Ended February 28, 2010	2.84%
Period Ended February 28, 2009	3.91%

7.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

Class N Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.30	$5.34	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.06	(.01)	.11
Net realized and unrealized gain (loss)	1.57	3.01	(4.70)

Total from investment operations	1.63	3.00	(4.59)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	—	(.07)
Distributions from net realized gain	(.03)	(.04)	—

Total dividends and/or distributions to shareholders	(.08)	(.04)	(.07)

Net asset value, end of period	$9.85	$8.30	$5.34

Total Return, at Net Asset Value[3]	19.73%	56.22%	(46.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,736	$9,419	$2,534

Average net assets (in thousands)	$14,619	$5,820	$1,231

Ratios to average net assets:[4]
Net investment income (loss)	0.63%	(0.12)%	1.71%
Total expenses[5]	0.91%	1.19%	2.04%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.95%	1.10%

Portfolio turnover rate	52%	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	1.66%
Year Ended February 28, 2010	1.96%
Period Ended February 28, 2009	2.69%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.38	$5.34	$10.00

Income (loss) from investment operations:
Net investment income[2]	.13	.05	.05
Net realized and unrealized gain (loss)	1.60	3.03	(4.63)

Total from investment operations	1.73	3.08	(4.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	—	(.08)
Distributions from net realized gain	(.03)	(.04)	—

Total dividends and/or distributions to shareholders	(.14)	(.04)	(.08)

Net asset value, end of period	$9.97	$8.38	$5.34

Total Return, at Net Asset Value[3]	20.70%	57.72%	(45.86)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,736	$2,024	$433

Average net assets (in thousands)	$2,726	$1,125	$151

Ratios to average net assets:[4]
Net investment income	1.45%	0.71%	0.73%
Total expenses[5]	0.11%	0.17%	1.38%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.11%	0.13%	0.60%

Portfolio turnover rate	52%	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2011	0.86%
Year Ended February 28, 2010	0.94%
Period Ended February 28, 2009	2.03%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2040 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until 2040 and then seeks income and secondarily capital growth. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal
 OPPENHEIMER TRANSITION 2040 FUND

income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2]	Income Tax Purposes

$—	$8,613	$—	$10,913,511

1.	During the fiscal year ended February 28, 2011, the Fund utilized $58,911 of capital loss carryforward to offset capital gains realized in that fiscal year.

2.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Increase
	to Accumulated	to Accumulated
Increase to	Net Investment	Net Realized
Paid-in Capital	Loss	Loss on Investments[3]

$1,721	$35,316	$37,037

3.	$1,721, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010

Distributions paid from:
Ordinary income	$306,879	$—
Long-term capital gain	232,904	130,934

Total	$539,783	$130,934

 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$56,785,618

Gross unrealized appreciation	$10,913,511
Gross unrealized depreciation	—

Net unrealized appreciation	$10,913,511

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed
 OPPENHEIMER TRANSITION 2040 FUND

trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	2,153,643	$19,279,735	1,014,055	$7,768,682
Dividends and/or distributions reinvested	25,301	241,881	4,469	37,896
Redeemed	(708,275)	(6,362,261)	(215,025)	(1,665,454)

Net increase	1,470,669	$13,159,355	803,499	$6,141,124

Class B
Sold	240,167	$2,102,571	127,720	$964,575
Dividends and/or distributions reinvested	1,745	16,490	728	6,114
Redeemed	(44,491)	(385,934)	(10,285)	(79,208)

Net increase	197,421	$1,733,127	118,163	$891,481

 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class C
Sold	959,134	$8,531,486	734,656	$5,571,987
Dividends and/or distributions reinvested	4,726	44,663	3,233	27,128
Redeemed	(440,243)	(3,891,949)	(253,529)	(1,923,631)

Net increase	523,617	$4,684,200	484,360	$3,675,484

Class N
Sold	1,590,821	$14,319,472	903,401	$6,861,118
Dividends and/or distributions reinvested	15,027	143,206	3,866	32,664
Redeemed	(635,882)	(5,752,230)	(247,600)	(1,929,423)

Net increase	969,966	$8,710,448	659,667	$4,964,359

Class Y
Sold	198,738	$1,823,948	194,893	$1,467,870
Dividends and/or distributions reinvested	4,893	47,168	933	7,956
Redeemed	(70,476)	(645,532)	(35,277)	(258,979)

Net increase	133,155	$1,225,584	160,549	$1,216,847

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2011, were as follows:

	Purchases	Sales

Investment securities	$52,654,877	$23,773,060
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2011 was 0.62%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2011, the Fund paid $134,309 to OFS for services to the Fund.
 OPPENHEIMER TRANSITION 2040 FUND

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2010 were as follows:

Class B	$56,403
Class C	103,001
Class N	148,982
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and
 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2011	$88,218	$—	$4,929	$2,713	$281
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the total expenses, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2011, the Manager waived fees and/or reimbursed the Fund $6,649, $2,334, $5,041 and $4 for the Class A, Class B, Class C and Class N shares, respectively. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in IMMF.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended February 28, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$5,189
Class B	922
Class C	9,527
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among
 OPPENHEIMER TRANSITION 2040 FUND

other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
 OPPENHEIMER TRANSITION 2040 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2050 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2050 Fund, including the statement of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from March 4, 2008 (commencement of operations) to February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2050 Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from March 4, 2008 (commencement of operations) to February 28, 2009, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
April 18, 2011
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF INVESTMENTS February 28, 2011

	Shares	Value

Investment Companies—100.0%[1]
Fixed Income Funds—5.2%
Oppenheimer Champion Income Fund, Cl. Y	52,888	$105,775
Oppenheimer Core Bond Fund, Cl. Y	101,257	658,172
Oppenheimer International Bond Fund, Cl. Y	65,822	426,529
Oppenheimer Limited-Term Government Fund, Cl. Y	46,860	440,015

		1,630,491

Global Equity Funds—42.0%
Oppenheimer Developing Markets Fund, Cl. Y	57,532	1,962,421
Oppenheimer International Growth Fund, Cl. Y	247,058	7,122,683
Oppenheimer International Small Company Fund, Cl. Y	30,107	721,362
Oppenheimer Quest International Value Fund, Cl. Y	196,031	3,408,976

		13,215,442

Money Market Fund—0.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2]	182,931	182,931
U.S. Equity Funds—52.2%
Oppenheimer Capital Appreciation Fund, Cl. Y3	123,614	5,916,171
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	102,546	2,302,159
Oppenheimer Value Fund, Cl. Y	350,638	8,197,928

		16,416,258

Total Investments, at Value (Cost $25,543,074)	100.0%	31,445,122
Other Assets Net of Liabilities	0.0	7,324

Net Assets	100.0%	$31,452,446

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	February 28, 2010	Additions	Reductions	February 28, 2011

Oppenheimer Capital Appreciation Fund, Cl. Y	73,902	63,331	13,619	123,614
Oppenheimer Champion Income Fund, Cl. Y	—	56,596	3,708	52,888
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	226,872	77,684	304,556	—
Oppenheimer Core Bond Fund, Cl. Y	97,860	76,531	73,134	101,257
Oppenheimer Developing Markets Fund, Cl.Y	110,812	52,423	105,703	57,532
Oppenheimer Discovery Fund, Cl. Y	33,201	10,319	43,520	—
Oppenheimer Institutional Money Market Fund, Cl. E	25,973	4,318,442	4,161,484	182,931
Oppenheimer International Bond Fund, Cl. Y	—	70,322	4,500	65,822
Oppenheimer International Growth Fund, Cl. Y	30,421	234,471	17,834	247,058
Oppenheimer International Small Company Fund, Cl. Y	—	32,014	1,907	30,107
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

	Shares	Gross	Gross	Shares
	February 28, 2010	Additions	Reductions	February 28, 2011

Oppenheimer Limited-Term Government Fund, Cl. Y	16,082	34,339	3,561	46,860
Oppenheimer Main Street Fund, Cl. Y	53,718	17,622	71,340	—
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl.Y (formerly Oppenheimer Main Street Small Cap Fund, Cl. Y)	—	110,733	8,187	102,546
Oppenheimer Quest International Value Fund, Cl. Y	—	209,579	13,548	196,031
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	82,521	26,802	109,323	—
Oppenheimer Value Fund, Cl. Y	75,540	303,703	28,605	350,638

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$5,916,171	$—	$(50,694)
Oppenheimer Champion Income Fund, Cl. Y	105,775	4,176	—
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	—	(53,956)
Oppenheimer Core Bond Fund, Cl. Y	658,172	30,530	(14,194)
Oppenheimer Developing Markets Fund, Cl. Y	1,962,421	7,385	178,457
Oppenheimer Discovery Fund, Cl. Y	—	—	113,911
Oppenheimer Institutional Money Market Fund, Cl. E	182,931	323	—
Oppenheimer International Bond Fund, Cl. Y	426,529	9,537	(847)
Oppenheimer International Growth Fund, Cl. Y	7,122,683	59,984	(12,486)
Oppenheimer International Small Company Fund, Cl. Y	721,362	55,994	(1,253)
Oppenheimer Limited-Term Government Fund, Cl. Y	440,015	8,254	(90)
Oppenheimer Main Street Fund, Cl. Y	—	—	58,044
Oppenheimer Main Street Small- & Mid- Cap Fund, Cl. Y (formerly Oppenheimer Main Street Small Cap Fund, Cl. Y)	2,302,159	6,942	(1,974)
Oppenheimer Quest International Value Fund, Cl. Y	3,408,976	79,763	(2,765)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	—	—	188,516
Oppenheimer Value Fund, Cl. Y	8,197,928	76,207	(23,838)

	$31,445,122	$339,095	$376,831

2.	Rate shown is the 7-day yield as of February 28, 2011.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
 OPPENHEIMER TRANSITION 2050 FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2011 based on valuation input level:

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table Investments, at Value:
Investment Companies	$31,445,122	$—	$—	$31,445,122

Total Assets	$31,445,122	$—	$—	$31,445,122

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2011

Assets
Investments, at value—affiliated companies (cost $25,543,074)—see accompanying statement of investments	$31,445,122
Cash	26,513
Receivables and other assets:
Shares of beneficial interest sold	124,496
Dividends	5,502
Other	3,150

Total assets	31,604,783

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	58,123
Investments purchased	32,083
Legal, auditing and other professional fees	30,782
Shareholder communications	14,513
Distribution and service plan fees	11,510
Transfer and shareholder servicing agent fees	4,397
Trustees’ compensation	140
Other	789

Total liabilities	152,337

Net Assets	$31,452,446

Composition of Net Assets
Par value of shares of beneficial interest	$3,146
Additional paid-in capital	26,222,324
Accumulated net investment loss	(84)
Accumulated net realized loss on investments	(674,988)
Net unrealized appreciation on investments	5,902,048

Net Assets	$31,452,446

 OPPENHEIMER TRANSITION 2050 FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $10,724,608 and 1,068,464 shares of beneficial interest outstanding)	$10.04
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.65

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,562,481 and 157,890 shares of beneficial interest outstanding)	$9.90

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,011,850 and 706,997 shares of beneficial interest outstanding)	$9.92

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,451,142 and 1,043,702 shares of beneficial interest outstanding)	$10.01

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,702,365 and 169,070 shares of beneficial interest outstanding)	$10.07
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2011

Investment Income
Dividends from affiliated companies	$339,095
Interest	36
Other income	547

Total investment income	339,678

Expenses
Distribution and service plan fees:
Class A	17,108
Class B	10,596
Class C	50,865
Class N	37,794
Transfer and shareholder servicing agent fees:
Class A	45,794
Class B	6,707
Class C	41,989
Class N	47,684
Class Y	99
Shareholder communications:
Class A	11,132
Class B	3,383
Class C	10,135
Class N	3,297
Class Y	99
Legal, auditing and other professional fees	31,557
Administration service fees	1,500
Trustees’ compensation	273
Custodian fees and expenses	208
Other	7,623

Total expenses	327,843
Less waivers and reimbursements of expenses	(109,648)

Net expenses	218,195

Net Investment Income	121,483

Realized and Unrealized Gain
Net realized gain on:
Investments from affiliated companies	376,831
Distributions received from affiliated companies	3,501

Net realized gain	380,332
Net change in unrealized appreciation/depreciation on investments	4,003,301

Net Increase in Net Assets Resulting from Operations	$4,505,116

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended February 28,	2011	2010

Operations
Net investment income (loss)	$121,483	$(7,748)
Net realized gain (loss)	380,332	(263,171)
Net change in unrealized appreciation/depreciation	4,003,301	2,873,979

Net increase in net assets resulting from operations	4,505,116	2,603,060

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(64,581)	—
Class B	(3,131)	—
Class C	(8,152)	—
Class N	(47,231)	—
Class Y	(14,144)	—

	(137,239)	—

Distributions from net realized gain:
Class A	—	(22,437)
Class B	—	(1,978)
Class C	—	(18,074)
Class N	—	(24,594)
Class Y	—	(4,595)

	—	(71,678)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	4,616,639	2,681,348
Class B	743,847	489,856
Class C	2,348,458	2,465,542
Class N	3,905,288	3,254,827
Class Y	533,733	597,503

	12,147,965	9,489,076

Net Assets
Total increase	16,515,842	12,020,458

Beginning of period	14,936,604	2,916,146

End of period (including accumulated net investment loss of $84 and $11, respectively)	$31,452,446	$14,936,604

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.34	$5.26	$10.00

Income (loss) from investment operations:
Net investment income[2]	.08	.01	.09
Net realized and unrealized gain (loss)	1.69	3.12	(4.74)

Total from investment operations	1.77	3.13	(4.65)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	—	(.09)
Distributions from net realized gain	—	(.05)	—

Total dividends and/or distributions to shareholders	(.07)	(.05)	(.09)

Net asset value, end of period	$10.04	$8.34	$5.26

Total Return, at Net Asset Value[3]	21.21%	59.45%	(46.65)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,725	$4,649	$1,096

Average net assets (in thousands)	$7,279	$2,776	$1,099

Ratios to average net assets:[4]
Net investment income	0.85%	0.18%	1.26%
Total expenses[5]	1.20%	2.02%	2.86%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.67%	0.85%

Portfolio turnover rate	60%	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	1.97%
Year Ended February 28, 2010	2.81%
Period Ended February 28, 2009	3.51%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

Class B Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.25	$5.24	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.01	(.04)	.01
Net realized and unrealized gain (loss)	1.66	3.10	(4.71)

Total from investment operations	1.67	3.06	(4.70)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—	(.06)
Distributions from net realized gain	—	(.05)	—

Total dividends and/or distributions to shareholders	(.02)	(.05)	(.06)

Net asset value, end of period	$9.90	$8.25	$5.24

Total Return, at Net Asset Value[3]	20.27%	58.34%	(47.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,562	$613	$61

Average net assets (in thousands)	$1,062	$239	$158

Ratios to average net assets:[4]
Net investment income (loss)	0.12%	(0.57)%	0.17%
Total expenses[5]	2.13%	4.30%	4.29%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.47%	1.41%	1.60%

Portfolio turnover rate	60%	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.90%
Year Ended February 28, 2010	5.09%
Period Ended February 28, 2009	4.94%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.26	$5.25	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	—[3]	(.05)	.06
Net realized and unrealized gain (loss)	1.67	3.11	(4.76)

Total from investment operations	1.67	3.06	(4.70)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	—	(.05)
Distributions from net realized gain	—	(.05)	—

Total dividends and/or distributions to shareholders	(.01)	(.05)	(.05)

Net asset value, end of period	$9.92	$8.26	$5.25

Total Return, at Net Asset Value[4]	20.25%	58.22%	(47.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,012	$3,657	$617

Average net assets (in thousands)	$5,096	$2,053	$304

Ratios to average net assets:[5]
Net investment income (loss)	0.03%	(0.60)%	0.96%
Total expenses[6]	2.21%	3.29%	6.12%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.47%	1.41%	1.60%

Portfolio turnover rate	60%	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.98%
Year Ended February 28, 2010	4.08%
Period Ended February 28, 2009	6.77%

7.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

Class N Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.33	$5.27	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.05	(.01)	.10
Net realized and unrealized gain (loss)	1.68	3.12	(4.76)

Total from investment operations	1.73	3.11	(4.66)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	—	(.07)
Distributions from net realized gain	—	(.05)	—

Total dividends and/or distributions to shareholders	(.05)	(.05)	(.07)

Net asset value, end of period	$10.01	$8.33	$5.27

Total Return, at Net Asset Value[3]	20.76%	58.95%	(46.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,451	$5,081	$957

Average net assets (in thousands)	$7,574	$2,871	$447

Ratios to average net assets:[4]
Net investment income (loss)	0.55%	(0.10)%	1.45%
Total expenses[5]	1.36%	1.81%	3.48%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.91%	1.10%

Portfolio turnover rate	60%	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	2.13%
Year Ended February 28, 2010	2.60%
Period Ended February 28, 2009	4.13%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended February 28,	2011	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$8.36	$5.25	$10.00

Income (loss) from investment operations:
Net investment income[2]	.11	.06	.06
Net realized and unrealized gain (loss)	1.70	3.10	(4.70)

Total from investment operations	1.81	3.16	(4.64)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	—	(.11)
Distributions from net realized gain	—	(.05)	—

Total dividends and/or distributions to shareholders	(.10)	(.05)	(.11)

Net asset value, end of period	$10.07	$8.36	$5.25

Total Return, at Net Asset Value[3]	21.70%	60.13%	(46.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,702	$937	$185

Average net assets (in thousands)	$1,224	$512	$128

Ratios to average net assets:[4]
Net investment income	1.22%	0.73%	0.82%
Total expenses[5]	0.20%	0.32%	2.37%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.20%	0.16%	0.60%

Portfolio turnover rate	60%	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2011	0.97%
Year Ended February 28, 2010	1.11%
Period Ended February 28, 2009	3.02%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2050 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until 2050 and then seeks income and secondarily capital growth. The Fund normally invests in a portfolio consisting of other mutual funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state
 OPPENHEIMER TRANSITION 2050 FUND

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on Cost of
			Securities and
			Other Investments
Undistributed Net	Undistributed	Accumulated Loss	for Federal Income
Investment Income	Long-Term Gain	Carryforward[1,2,3]	Tax Purposes

$—	$—	$6,288	$5,233,348

1.	As of February 28, 2011, the Fund had $6,288 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2011, details of the capital loss carryforward were as follows:

Expiring

2018	$6,288

2.	During the fiscal year ended February 28, 2011, the Fund utilized $17,081 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction
to Accumulated
Reduction to	Net Investment
Paid-in Capital	Loss

$15,683	$15,683
The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010

Distributions paid from:
Ordinary income	$137,242	$—
Long-term capital gain	—	71,678

Total	$137,242	$71,678

 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$26,211,774

Gross unrealized appreciation	$5,233,348
Gross unrealized depreciation	—

Net unrealized appreciation	$5,233,348

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate
 OPPENHEIMER TRANSITION 2050 FUND

equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	805,666	$7,270,006	430,419	$3,280,182
Dividends and/or distributions reinvested	5,764	55,966	2,075	17,636
Redeemed	(300,261)	(2,709,333)	(83,533)	(616,470)

Net increase	511,169	$4,616,639	348,961	$2,681,348

Class B
Sold	92,354	$821,522	70,577	$548,670
Dividends and/or distributions reinvested	326	3,122	234	1,973
Redeemed	(9,025)	(80,797)	(8,156)	(60,787)

Net increase	83,655	$743,847	62,655	$489,856

Class C
Sold	475,687	$4,244,875	394,113	$3,001,409
Dividends and/or distributions reinvested	699	6,710	1,573	13,260
Redeemed	(212,084)	(1,903,127)	(70,454)	(549,127)

Net increase	264,302	$2,348,458	325,232	$2,465,542

 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount

Class N
Sold	807,020	$7,249,693	520,893	$3,973,574
Dividends and/or distributions reinvested	4,439	43,018	2,547	21,625
Redeemed	(377,918)	(3,387,423)	(95,003)	(740,372)

Net increase	433,541	$3,905,288	428,437	$3,254,827

Class Y
Sold	75,731	$700,922	98,636	$739,755
Dividends and/or distributions reinvested	1,452	14,134	539	4,590
Redeemed	(20,250)	(181,323)	(22,286)	(146,842)

Net increase	56,933	$533,733	76,889	$597,503

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2011, were as follows:

	Purchases	Sales

Investment securities	$25,202,981	$13,278,478
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2011 was 0.63%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2011, the Fund paid $69,280 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
 OPPENHEIMER TRANSITION 2050 FUND

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2010 were as follows:

Class B	$25,530
Class C	48,910
Class N	70,766
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2011	$40,789	$10	$963	$584	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2011, the Manager waived fees and/or reimbursed the Fund $14,045, $3,883, $12,903 and $7,939 for the Class A, Class B, Class C and Class N shares, respectively. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in IMMF.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended February 28, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$21,170
Class B	3,111
Class C	24,630
Class N	21,967
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things,
 OPPENHEIMER TRANSITION 2050 FUND

the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
 OPPENHEIMER TRANSITION 2050 FUND

Oppenheimer LifeCycle Funds

Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PX0000.007.0611

OPPENHEIMER TRANSITION 2020 FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 28. - Exhibits

(a)          Declaration of Trust dated June 5, 2006: Previously filed with Registrant’s initial Registration Statement (Reg. No. 333-135528), 06/30/06, and incorporated herein by reference.

(b)          By-Laws dated June 5, 2006: Previously filed with Registrant's initial Registration Statement (Reg. No. 333-135528), 06/30/06, and incorporated herein by reference.

(c)          Not applicable.

(d)          Investment Advisory Agreement dated June 15, 2006: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-135528), 12/07/06, and incorporated herein by reference.

(e)	(i) General Distributor's Agreement dated June 15, 2006: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-135528), 12/07/06, and incorporated herein by reference.

(ii)

Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), 10/23/06, and incorporated herein by reference.

(iii)

Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), 10/23/06, and incorporated herein by reference.

(iv)

Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), 10/23/06, and incorporated herein by reference.

(v)

Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vi)

Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), 10/23/06, and incorporated herein by reference.

(f)     (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 1/01/05: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

     (ii)     Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

(g)      (i)     Global Custodial Services Agreement dated May 3, 2001 as amended from time to time: Previously filed with Post-Effective Amendment No. 33 to the Registration Statement of Centennial Money Market Trust (Reg. No. 2-65245), (10/25/01), and incorporated herein by reference.

     (ii)     Amendment dated March 7, 2011 to the Global Custodial Services Agreement: Previously filed with Post-Effective Amendment No. 28 to the Registration Statement of Rochester Portfolio Series (Reg. 33-41511) (3/29/11), and incorporated herein by reference.

     (iii)     Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), (8/5/03), and incorporated herein by reference.

(h)          Not applicable.

(i)          Opinion and Consent of Counsel dated December 7, 2006: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-135528), 12/07/06, and incorporated herein by reference.

(j)          Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)	Not applicable.

(l)

Investment Letter dated 6/15/06 from OppenheimerFunds, Inc. to Registrant: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-135528), 12/07/06, and incorporated herein by reference.

(m)     (i)     Service Plan and Agreement for Class A shares dated June 5, 2006: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-135528), 12/07/06, and incorporated herein by reference.

     (ii)     Distribution and Service Plan and Agreement for Class B shares dated June 5, 2006: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-135528), 12/07/06, and incorporated herein by reference.

     (iii)     Distribution and Service Plan and Agreement for Class C shares dated June 5, 2006: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-135528), 12/07/06, and incorporated herein by reference.

     (iv)     Distribution and Service Plan and Agreement for Class N shares dated June 5, 2006: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-135528), 12/07/06, and incorporated herein by reference.

(n)          Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through April 20, 2011: Previously filed with Post-Effective Amendment No. 5 to the Registration Statement of Oppenheimer Transition 2010 Fund (Reg. No. 333-135516), (6/27/11), and incorporated herein by reference.

(o)          Power of Attorney dated March 3, 2010 for all Trustees/Directors and Officers: Previously filed with Post-Effective Amendment No. 21 to the Registration Statement of Oppenheimer International Growth Fund (Reg. No. 333-00201), (3/24/10), and incorporated herein by reference.

(p)          Code of Ethics of the Oppenheimer Funds, OppenheimerFunds, Inc. (including affiliates and subsidiaries) and OppenheimerFunds Distributor, Inc., dated as of June 1, 2011 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with Post-Effective Amendment No. 5 to the Registration Statement of Oppenheimer Transition 2010 Fund (Reg. No. 333-135516), (6/27/11), and incorporated herein by reference.

Item 29. - Persons Controlled by or Under Common Control with the Fund

None.

Item 30. - Indemnification

Reference is made to the provisions of Article Ninth of Registrant's Declaration of Trust filed as Exhibit 23(a) to the Registrant’s Initial Registration Statement on 6/3/2006, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. - Business and Other Connections of the Investment Adviser

(a)          OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 31(b) below.

(b)          There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Senior Vice President

Treasurer of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation and OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.

Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc., OFI Institutional Asset Management, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obianyo Akunwafor, Vice President	None.
Carl Algermissen, Vice President & Senior Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Ramesh Allu, Vice President	Formerly VP of Business Solutions at Equant Solutions (July 2008 – July 2010).
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Konstantin Andreev, Assistant Vice President	None
Raymond Anello, Vice President	None
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Daryl Armstrong, Vice President	None
Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	None
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Anthony Barbato, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Joseph Bejarano, Assistant Vice President	None
Emanuele Bergagnini, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Ross Bielak, Assistant Vice President	Formerly a senior manager at Sapient Corporation (April 2004 – January 2010).
Adam Bierstedt, Assistant Vice President	Formerly a manager in the Business Controller Group at OppenheimerFunds, Inc. (February 2006 – January 2010).
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Donal Bishnoi, Assistant Vice President	None
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Chad Boll, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Jack Brown, Vice President	Assistant Secretary of HarbourView Asset Management Corporation.
Roger Buckley, Assistant Vice President	None
Joy Budzinski, Vice President	None
Carla Buffulin, Vice President	None
Stephanie Bullington, Vice President	None
Julie Burke, Vice President	None
Lisa Burke, Assistant Vice President	None
JoAnne Butler, Assistant Vice President	None
Mary Cademartori, Vice President and Associate Counsel	Director and Associate General Counsel at UBS Financial Services Inc. (April 2007 – January 2011).
Christine Calandrella, Assistant Vice President	None
Michael Camarella, Vice President	None
Edward Campbell, Assistant Vice President	Formerly a Manager at OppenheimerFunds, Inc. (February 2007 – January 2011).
Debra Casey, Vice President	None
Herman Chan, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.
H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
Darrin Clough, Assistant Vice President	Formerly an Intermediate/Senior Analyst (April 2009 – June 2010) and Senior Analyst at OppenheimerFunds, Inc.
David Cole, Assistant Vice President	None
Tamara Colorado, Vice President	None
Eric Compton, Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Stephanie Colca, Assistant Vice President	None
Geoffrey Craddock Executive Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company; Chairman of the Board & Class A Director of Oppenheimer Acquisition Corp.
Lisa Crotty, Assistant Vice President	None
Jerry Cubbin, Vice President	Formerly a Consultant at National Australia Bank, (May 2009 – October 2009).
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
John Davis, Vice President	None
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Madeline Delianides, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Vice President	None
Brendan Deasy, Vice President	None
Damaris De Los Santos, Assistant Vice President	None
Richard Demarco, Assistant Vice President	None
Mark Demitry, Vice President	None
Robin Dey, Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Ryan Dolan, Assistant Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Andrew Doyle, Senior Vice President	None
Thomas Doyle, Assistant Vice President	None
Adam Drvenkar, Assistant Vice President	None
Robert Dunphy, Vice President	None
Brian Dvorak, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Peter Elder, Vice President	None
Peter Ellman, Assistant Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
Dana Espinel, Assistant Vice President	Senior Meetings Events Manager at Wolters Kluwer (May 2007 – October 2010)
George R. Evans, Senior Vice President & Director of Equities	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Matthew Farkas, Vice President and Senior Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Trust Company; Vice President of OFI Institutional Asset Management, Inc.; Treasurer of OppenheimerFunds Legacy Program, OFI Private Investments Inc.; Oppenheimer Real Asset Management, Inc. and HarbourView Asset Management Corporation.

Emmanuel Ferreira, Vice President	None
Jonathan Fischer, Assistant Vice President	Director of the National Sales Desk at Jackson National Life (October 2007 – December 2009).
Steven Fling, Assistant Vice President	None
Colleen M. Franca, Vice President	None
Debbie Francis, Assistant Vice President	None
Dominic Freud, Vice President	None
Arthur Gabinet, Executive Vice President and General Counsel

Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Vice President of Oppenheimer Acquisition Corp (since February 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); (Principal, The Vanguard Group (November 2005-April 2010).

Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President	Vice President of OFI Institutional Asset Management, Inc.
Timothy Gerlach, Assistant Vice President	None
Charles Gilbert, Assistant Vice President	None
Alan C. Gilston, Vice President	Director of OFI Trust Company
Edward Gizzi, Vice President and Assistant Counsel	Associate at Willkie Farr & Gallagher, LLP (February 2006 – October 2010).
William F. Glavin, Jr., Chairman, Chief Executive Officer, President and Director

Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group; Director of OFI Institutional Asset Management, Inc. Tremont Group Holdings, Inc. and Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, President & Management Director of Oppenheimer Acquisition Corp.

Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Vice President	None
Manind Govil, Senior Vice President	Senior Vice President of OFI Institutional Asset Management, Inc.
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Samuel Groban, Assistant Vice President	None
Selin Gulcelik, Vice President	None
Jonathan Hagen, Assistant Vice President	Associate at Barclays Capital (September 2003 – April 2005).
Marilyn Hall, Vice President	None
Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 – September 2009).
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Molly Hausmann, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Heidi Heikenfeld, Vice President	None
Lori Heinel Senior Vice President	Formerly a managing director and head of investment solutions at Citi Private Bank
Nicholas Henry, Assistant Vice President	Formerly a Product Analyst at OppenheimerFunds, Inc. (June 2007 – February 2011).
Philipp Hensler, Executive Vice President

Formerly CEO, Chairman and Managing Director at DWS Investment Distributors, Inc.; Director, Chairman of the Board & President of OppenheimerFunds Distributor, Inc; Chairman, Chief Executive Officer & Director of Centennial Asset Management, Inc.

Kenneth Herold, Assistant Vice President	None
Robert Herz, Vice President	Formerly a Managing Director at John W. Bristol & Co., Inc. (May 2003 – January 2011).
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc and OFI Private Investments Inc.
Todd Hiller, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Craig Holloway, Vice President	None
Brian Hourihan, Senior Vice President & Deputy General Counsel

Assistant Secretary of OFI Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation; Secretary of OFI Trust Company.

Lucienne Howell, Vice President	None
Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	Vice President of HarbourView Asset Management Corporation.
Dana Hunter, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, HarbourView Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President, Assistant Secretary and Assistant Counsel	Assistant Secretary of Oppenheimer Acquisition Corp.
Cem Karacadag, Vice President	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Sean Keller, Vice President	None
James Kennedy, Senior Vice President	None
John Kiernan, Vice President & Associate Counsel	None
Robert Kinsey, Vice President	Formerly a Senior Vice President and Senior Portfolio Specialist at ING Investment Management.
Audrey Kiszla, Vice President	None
Daniel Kohn, Vice President	None
Martin S. Korn, Senior Vice President	None
Michael Kotlarz, Vice President	None
Lisa A. Krahl, Assistant Vice President	None
Brian Kramer, Vice President	Assistant Treasurer of Oppenheimer Acquisition Corp.
Magnus Krantz, Vice President	None
Robert Kuhta, Vice President	Client Service Lead at Slalom Consulting (September 2009 - June 2011)
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Eric Larson, Vice President	None
Gayle Leavitt, Vice President	None
John Lech, Vice President	None
Helena Lee, Assistant Vice President	Previously an associate at Citigroup (October 2006 – February 2011).
Johnny C. Lee, Vice President & Assistant Counsel	None
Victor Lee, Vice President	None
Young-Sup Lee, Vice President	None
Randy Legg, Vice President & Senior Counsel	None
Michael Leskinen, Vice President	None
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Senior Vice President	None
Gang Li, Vice President	None
Shanquan Li, Senior Vice President	None
Julie A. Libby, Senior Vice President	President and Chief Operating Officer of OFI Private Investments Inc.
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
William Linden, Vice President	None
Jay Lisowski, Vice President	None
Justin Livengood, Vice President	None
Jennifer Loew, Vice President	Director of Business Development at Michael C. Fina Corporate Sales, Inc. (April 2010 – May 2011).
Christina Loftus, Senior Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran, Senior Vice President: Rochester Division	None
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Dana Mangnuson, Assistant Vice President	None
Daniel Martin, Assistant Vice President	None
Kenneth Martin, Vice President	Formerly a Compliance Officer at Merrill Lynch & Co. (May 2007 – August 2009).
William T. Mazzafro, Vice President	None
Melissa Mazer, Vice President	None
Neil McCarthy, Vice President	Vice President of OFI Institutional Asset Management, Inc and OFI Private Investments Inc.
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc., and OFI Trust Company.
Joseph McDonnell, Vice President	None
Annika McGovern, Assistant Vice President	None
Joseph McGovern, Vice President	None
Benedict Mclaughlin, Assistant Vice President	Formerly a management associate at Citigroup (January 2007 – January 2010).
William McNamara, Vice President	Vice President of OFI Private Investments Inc.
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President and Director of Fixed Income	Senior Vice President of OFI Institutional Asset Management, Inc.
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	None
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	None
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
Joseph Moran Senior Vice President	Formerly a Managing Director of DWS Investments.
Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Amie Nelson, Vice President	None
Derek Newman, Vice President and Assistant Counsel	Formerly an associate at Dechert LLP
Paul Newman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Patricia O’Connor, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	None
Tony Oh, Vice President	None
Kristin Pak, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Phillip Parrotta, Senior Vice President	None
Kim Pascalau, Vice President	Assistant Vice President of Shareholder Services, Inc. and Shareholder Financial Services, Inc.
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Nadia Persaud, Assistant Vice President and Assistant Counsel	Formerly an associate at Sidley Austin, LLP.
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Vice President	None
David Pfeffer, Executive Vice President, Chief Financial Officer, Treasurer & Director

Management Director and Treasurer of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds Distributor, Inc., OFI Private Investments Inc. and Oppenheimer Real Asset Management, Inc.; Director & Executive Vice President OFI Institutional Asset Management, Inc. and Trinity Investment Management Corporation; Senior Vice President of OFI Trust Company; Director & President of HarbourView Asset Management Corporation; Director of Shareholder Services, Inc., Centennial Asset Management Corporation, Tremont Group Holdings, Inc. and Shareholder Financial Services, Inc.

James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
Stacy Pottinger, Vice President	None
Christopher Proctor, Vice President	None
John Ptasinski, Assistant Vice President	Formerly a Senior Manager at Jeppesen Sanderson, and Boeing Company (November 2003 – January 2011)
Ellen Puckett, Assistant Vice President	None
Charlie Pulire, Assistant Vice President	Formerly a Portfolio Analyst at Oppenheimer Funds, Inc. (February 2007 – December 2010).
Jodi Pullman, Assistant Vice President	None
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Lun Rao, Assistant Vice President	Assistant Vice President at Deutsche Asset Management (April 2006 – April 2009).
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Michael Raso, Vice President	None
William Raynor, Vice President	None
Amber Reilly, Assistant Vice President	None
Jill Reiter, Assistant Vice President	None
Barbara Reinhard, Senior Vice President	Formerly deputy Chief Investment Strategist at Morgan Stanley Smith Barney.
Jill Reiter, Assistant Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Vice President	None
Benjamin Rockmuller, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.
Stacey Roode, Senior Vice President	Senior Vice President of OppenheimerFunds Legacy Program, Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Erica Rualo, Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program and OFI Private Investments Inc.
Gerald Rutledge, Vice President	None
Sean Ryan, Assistant Vice President and Assistant Counsel	None
Gary Salerno, Assistant Vice President	None
Valerie Sanders, Vice President	None
Carlos Santiago Assistant Vice President	None
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Laura Schlockman, Assistant Vice President	Product Manager at Goldman Sachs (February 2006 – February 2011).
Patrick Schneider, Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	None
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Tammy Sheffer, Senior Vice President	None
Richard Shepley, Vice President	Managing Director at Deutsche Asset Management (January 1998 – March 2010).
William Sheppard, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	None
Joel Simon, Vice President	None
David C. Sitgreaves, Assistant Vice President	None
Jan Smith, Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Senior Rochester Division	None
Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer

Director and Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.; Director & President of Oppenheimer Real Asset Management, Inc.

Benjamin Stewart, Senior Vice President	None
Wayne Strauss, Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.
Agata Strzelichowski, Assistant Vice President	None
Amy Sullivan, Assistant Vice President	Assistant Secretary of HarbourView Asset Management, Inc.
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kanishka Surana, Vice President	Partner and Director of Analytics at Ogilvy and Mather (May 2009 – July 2010).
Saul Tessler, Assistant Vice President	None
Kelly Thomas, Assistant Vice President	None
Igor Tishin, Vice President	Formerly an employee at Troika Dialog USA (February 2005 – January 2011).
Matthew Torpey, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Vice President: Rochester Division	None
Julie Van Cleave, Vice President	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Rene Vecka, Vice President: Rochester Division	None
Elaine Villas Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	None
Kenneth Waddell, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Eliot Walsh, Assistant Vice President	None
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Samuel Wang, Vice President	Director (January 2010 – October 2010) and Vice President (November 2005 – December 2009) of Global Communications and Public Affairs at Citigroup, Inc.
Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Adam Weiner, Vice President	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Adam Wilde, Vice President	Assistant Secretary of HarbourView Asset Management Corporation
Mitchell Williams, Vice President	None
Martha Willis, Executive Vice President

Formerly Executive Vice President of Investment Product Management at Fidelity Investments; Director of OFI Private Investments Inc., Centennial Asset Management Corporation; President & Director of OppenheimerFunds Legacy Program.

Troy Willis, Vice President, Rochester Division	None
George Wilson, Vice President	None
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Senior Vice President of OFI Private Investments Inc.; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Oliver Wolff, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.
Caleb C. Wong, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Sookhee Yee, Assistant Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Robert G. Zack, Executive Vice President

Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (from March 2002 to December 2010) of the Manager; General Counsel of the Distributor (from December 2001 to December 2010); General Counsel of Centennial Asset Management Corporation (from December 2001 to December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (from December 2001 to December 2010); Assistant Secretary (from September 1997 to December 2010) and Director (from November 2001 to December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (from December 2002 to December 2010); Director of Oppenheimer Real Asset Management, Inc. (from November 2001 to December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (from December 2001 to December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (from November 2001 to December 2010); Executive Vice President and Director of OFI Trust Company (since November 2001); Vice President OppenheimerFunds Legacy Program (from June 2003 to December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (from November 2001 to December 2010).

Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Senior Vice President	None
Ronald Zibelli, Jr. Vice President	None
Matthew Ziehl, Vice President	None

The Oppenheimer Funds include the following:

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Corporate Bond Fund

Oppenheimer Currency Opportunities Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Markets Debt Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Select Fund

Oppenheimer Main Street Small- & Mid-Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Inflation Protected Securities Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal

Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Global Allocation Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester Intermediate Term Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Short Term Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer Short Duration Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Small- & Mid-Cap Growth Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.
The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

Item 32. Principal Underwriter

(a)          OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 31(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)          The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Austin(1)	Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Cesar Bastidas(2)	Assistant Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
Adam Bilmes(2)	Assistant Vice President	None
William Borders(2)	Assistant Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Brodsky(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Michael Butler(2)	Assistant Vice President	None
Tracy Cairoli(2)	Vice President	None
Sean Carey(2)	Assistant Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Nicholas Cirbo(1)	Vice President	None
Kevin Clark(2)	Assistant Vice President	None
Melissa Clayton(2)	Vice President	None
John Corcoran(2)	Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Cameron Cowden(2)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Scott Curran(2)	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Jeffrey Dickin(2)	Vice President	None
Brian Dietrich(1)	Assistant Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Duffey(2)	Vice President	None
Ryan Duffy(2)	Vice President	None
Robert Dunphy(2)	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Paul Eck 3055 Forest Ridge Court Fairlawn, OH 44333	Vice President	None
Paul Eisenhardt(2)	Senior Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Rick Ernzen(2)	Vice President	None
Dana Espinel(2)	Assistant Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Michael Ferrer(2)	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
David Flaherty(2)	Assistant Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
Diane Frankenfield(2)	Senior Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alice Fricke(2)	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Greg Fulginite(2)	Vice President	None
Arthur S. Gabinet(2)	General Counsel	Secretary
William Gahagan(2)	Vice President	None
Hazem Gamal(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Jack Goldin(2)	Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
LeeAnna Hartman(1)	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Philipp Hensler(2)	Chairman, Chief Executive Officer & Director	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Eric Holquist(2)	Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Keith Hylind(2)	Vice President	None
Vincent Iacono(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Thomas Keffer(2)	Senior Vice President	Vice President and Chief Business Officer
Scott Kelley(1)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
Lamar Kunes(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
John Laudadio(2)	Vice President	None
Wendy Lee(2)	Vice President	None
John Leonard(2)	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Lorna Lindquist(2)	Vice President	None
Malissa Lischin(2)	Vice President	None
Christina Loftus(2)	Senior Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Joseph Marich(2)	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Anthony Mazzariello(2)	Vice President	None
Derren McDaniel(1)	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	President and Director	None
Brian McGinty(1)	Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
Toller Miller(1)	Vice President	None
Clint Modler(1)	Vice President	None
Joseph Moran(2)	Senior Vice President	None
Jason Morris(2)	Assistant Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Kimberly Mustin(2)	Senior Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Senior Vice President	None
Christina Nasta(2)	Senior Vice President	None
Kevin P. Neznek(2)	Senior Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Peter Novak(2)	Vice President	None
Timothy O’Connell(2)	Vice President	None
Janet Oleary(2)	Vice President	None
Alan Panzer6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Ashley Patten(1)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Charles K. Pettit(2)	Vice President	None
David Pfeffer(2)	Director	None
Andrew Phillips(1)	Assistant Vice President	None
Megan Pigott(2)	Assistant Vice President	None
Cheryl Pipia(2)	Senior Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
William J. Raynor(4)	Vice President	None
Dennis Robinson(1)	Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(1)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
Mark Santero(2)	Senior Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Jeffrey Sharon(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Kenneth Shell(1)	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Aaron Spatz(2)	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
Leon Tallon(2)	Vice President	None
Brian Taylor	Vice President	None
James Taylor(2)	Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Luz Touma(2)	Assistant Vice President	None
Cenk Toroslu(1)	Vice President	None
Wesley Vance(2)	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Vice President	None
Peter Winters 911 N. Organce Ave, Apt. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
David Zicchinella(2)	Assistant Vice President	None
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008
(3)350 Linden Oaks, Rochester, NY 14623

(4)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)          Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of June, 2011.

OPPENHEIMER TRANSITION 2020 FUND

          By:     William F. Glavin, Jr.*

               William F. Glavin, Jr.*, President

          Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                                             Title                                                                 Date

Brian F. Wruble*                                                   Chairman of the                                                June 27, 2011
Brian F. Wruble                                                     Board of Trustees

William F. Glavin, Jr.*                                          President, Principal                                         June 27, 2011
William F. Glavin, Jr.                                            Executive Officer and Trustee

Brian W. Wixted*                                                  Treasurer, Principal                                         June 27, 2011
Brian W. Wixted                                                    Financial & Accounting Officer

David K. Downes*                                                Trustee                                                              June 27, 2011

David K. Downes

Matthew P. Fink*                                                  Trustee                                                               June 27, 2011

Matthew P.Fink

Phillip A. Griffiths*                                              Trustee                                                               June 27, 2011
Phillip A. Griffiths

Mary F. Miller*                                                    Trustee                                                               June 27, 2011
Mary F. Miller

Joel W. Motley*                                                    Trustee                                                               June 27, 2011
Joel W. Motley

Mary Ann Tynan, *                                                Trustee                                                               June 27, 2011

Mary Ann Tynan

Joseph M. Wikler*                                                Trustee                                                               June 27, 2011

Joseph M. Wikler

Peter I. Wold*                                                       Trustee                                                               June 27, 2011

Peter I. Wold

*By:     /s/ Mitchell J. Lindauer
             Mitchell J. Lindauer, Attorney-in-Fact

Oppenheimer Transition 2020 Fund

Post-Effective Amendment No. 5

Registration Statement No. 333-135528

EXHIBIT INDEX

Exhibit No.     Description

28(j)     Independent Registered Public Accounting Firm’s Consent